                                                                    EXHIBIT 10.a


                      AMENDED AND RESTATED LOAN AGREEMENT

                                    BETWEEN

                             MARRIOTT DIVERSIFIED

                             AMERICAN HOTELS, L.P

                                      AND

                 NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION


                                     DATED


                              AS OF JUNE 30, 1993

                               TABLE OF CONTENTS

PRELIMINARY STATEMENTS...................................................   1

1.  DEFINITIONS..........................................................   1
     1.1 Terms Defined in Article 1......................................   2
           Accounting Period.............................................   2
           Adjusted LIBOR................................................   2
           Adjusted Rate.................................................   2
           Adjusted Rate Borrowing.......................................   2
           Affiliate.....................................................   2
           Agreement.....................................................   2
           Annual Audited Reconciliation Date............................   2
           Annual Audited Statement......................................   3
           Annual Interim Reconciliation Date............................   3
           Annual Interim Reconciliation Statement.......................   3
           Authorized Accounting Officer.................................   3
           Authorized Representative.....................................   3
           Base LIBOR....................................................   3
           Base Management Fee...........................................   3
           Borrower......................................................   3
           Borrowing.....................................................   3
           Borrowing Notice..............................................   3
           Business Day..................................................   4
           Cash Collateral Agreement.....................................   4
           Closing Date..................................................   4
           Commission....................................................   4
           Concentration Account.........................................   4
           Control.......................................................   4
           Corporation...................................................   4
           Debt Service Guaranty.........................................   4
           Debt Service Reserve..........................................   4
           Deductions....................................................   4
           Default Rate..................................................   6
           Direct Access Agreement.......................................   6
           Dollars.......................................................   6
           Effective Borrowing Date......................................   6
           Event of Default..............................................   6
           Fairview Parking Garage Lease.................................   6
           Fee Hotel.....................................................   7
           FF&E..........................................................   7
           FF&E Lease....................................................   7
           Fiscal Quarter................................................   7
           Fiscal Year...................................................   7
           Floating LIBOR................................................   7

           Foreclosure Guarantee.........................................   8
           Fullerton, California Lease...................................   8
           General Partner...............................................   8
           Governmental Authority........................................   8
           GP Subordination Agreement....................................   8
           Gross Revenues................................................   9
           Ground Lease..................................................   9
           Ground Lessor.................................................   9
           Hotel.........................................................   9
           Hotel Property................................................   9
           Impositions...................................................   9
           Incentive Management Fee......................................  10
           Increment.....................................................  10
           Indebtedness..................................................  10
           Interest Deficiency...........................................  10
           Interest Period...............................................  10
           International.................................................  10
           Land..........................................................  10
           Laws..........................................................  10
           Leased Hotel..................................................  11
           Lender........................................................  11
           Lending Installation..........................................  11
           LIBOR.........................................................  11
           LIBOR Borrowing...............................................  11
           LIBOR Interest Period.........................................  11
           LIBOR Reserve Percentage......................................  11
           Lien..........................................................  11
           Line of Credit and Reimbursement Agreement....................  12
           Loan..........................................................  12
           Loan Documents................................................  12
           Loan Obligations..............................................  12
           Loan Party....................................................  12
           Management Agreement..........................................  12
           Management Agreement Assignment...............................  12
           Manager.......................................................  12
           Manager Subordination Agreement...............................  13
           Marriott......................................................  13
           Marriott Affiliate............................................  13
           Marriott Subordination Agreement..............................  13
           Maturity Date.................................................  13
           Memorandum....................................................  13
           Minimum Notice Period.........................................  13
           Minimum Operating Profit Requirement..........................  13
           Mortgage......................................................  13
           Mortgage/Assignment Modification..............................  14

           Mortgaged Hotels..............................................  14
           Notes.........................................................  14
           Operating Profit..............................................  14
           Operating Profit Available For Series B Note Interest.........  14
           Pari Passu Distribution.......................................  14
           Partially Leased Hotel........................................  14
           Partnership Documents.........................................  14
           Payment Date..................................................  14
           Permitted Exceptions..........................................  14
           Person........................................................  15
           Prime Rate....................................................  15
           Prime Rate Adjustment.........................................  15
           Prime Rate Borrowing..........................................  15
           Prior Documents...............................................  15
           Prior Loan Agreement..........................................  15
           Prior Note....................................................  15
           Purchase Agreement............................................  15
           Purchase Agreement Assignment.................................  15
           Quarterly Reconciliation Date.................................  15
           Quarterly Reconciliation Statement............................  15
           Rate Option...................................................  16
           Reconciliation Date...........................................  16
           Regulation D..................................................  16
           Scheduled Amortization........................................  16
           Sellers.......................................................  16
           Series A Note.................................................  16
           Series B Note.................................................  16
           Series C Note.................................................  16
           Series B Note Interest........................................  16
           Specified Project.............................................  16
           Specified Project Indebtedness................................  16
           Specified Project Profit......................................  16
           Stock.........................................................  17
           Swap Agreement................................................  17
           Targeted Operating Profit.....................................  17
           Telephone Lease...............................................  17
           Title Insurer.................................................  17
           TV System Lease...............................................  17
           Variable Rate.................................................  17
           Variable Rate Borrowing.......................................  17
     1.2   Terms Defined in Other Provisions.............................  17

 2.  RESTRUCTURING OF EXISTING INDEBTEDNESS..............................  17
     2.1   Amount of Existing Indebtedness/Agreement to Restructure......  17
     2.2   Notes.........................................................  19

      2.3    Payment of Principal........................................  19
      2.4    Application of Payments.....................................  20
      2.5    Interest Rate...............................................  20
      2.6    Default Interest............................................  21
      2.7    Notification of LIBOR.......................................  21
      2.8    Interest Payments...........................................  22
      2.9    Prepayment..................................................  22
      2.10   Lending Installations.......................................  22
      2.11   Failure to Pay or Borrow on Certain Dates...................  23
      2.12   Taxes.......................................................  23
      2.13   Yield Protection............................................  24
      2.14   Certificates; Survival of Indemnity.........................  26
      2.15   Telephonic Notices..........................................  26
      2.16   Method of Payment...........................................  26
      2.17   General Provisions Concerning Loan..........................  27
      2.18   Restructuring Fees..........................................  27
      2.19   Change in Circumstances Affecting Variable Rate Borrowings..  27
      2.20   Limitation of Liability.....................................  28

3. CONDITIONS PRECEDENT..................................................  30
      3.1    Conditions Precedent to Effectiveness of Agreement..........  30

4. REPRESENTATIONS AND WARRANTIES........................................  34
      4.1    The Borrower................................................  35
      4.2    Ownership by Marriott.......................................  35
      4.3    Authorization and Execution.................................  35
      4.4    Compliance with Other Instruments...........................  35
      4.5    Consents....................................................  35
      4.6    Financial Statements........................................  36
      4.7    No Material Changes.........................................  36
      4.8    Title to Properties.........................................  36
      4.9    Leases......................................................  36
      4.10   Full Service Marriott Hotels................................  37
      4.11   Litigation..................................................  37
      4.12   Burdensome Provisions.......................................  37
      4.13   Force Majeure...............................................  37
      4.14   Tax Liability...............................................  37
      4.15   Distributions...............................................  37
      4.16   Regulation U, etc...........................................  38
      4.17   Compliance with Law, Environmental Matters..................  38
      4.18   Permits and Licenses........................................  38
      4.19   No Notices..................................................  38
      4.20   Disclosure..................................................  38
      4.21   Equity Contributions........................................  39
      4.22   Compliance with Securities Laws.............................  39

      4.23   Brokerage Fees..............................................  39
      4.24   Loan Proceeds...............................................  39
      4.25   Completion and Operation of Hotels..........................  39
      4.26   Fixed Assets Supplies, Inventories and Working Capital......  40

5. AFFIRMATIVE COVENANTS.................................................  40
      5.1    Pay Principal and Interest, Perform and Swap Agreement......  40
      5.2    Maintenance of Borrower's Office............................  40
      5.3    Keep Books, Set Aside Reserves..............................  40
      5.4    Payment of Taxes, Conduct of Business Maintenance of
             Security or the Loan........................................  41
      5.5    Insurance...................................................  41
      5.6    Financial Statements and Reports............................  42
      5.7    Inspection..................................................  44
      5.8    Notice of Claims............................................  44
      5.9    Agreements..................................................  44
      5.10   Licenses....................................................  44
      5.11   Operations..................................................  44
      5.12   Accounts....................................................  45
      5.13   Restrictive Covenants.......................................  45
      5.14   Easements...................................................  45
      5.15   Environmental...............................................  45
      5.16   Application of Loan Proceeds................................  47

6. NEGATIVE COVENANTS....................................................  47
      6.1    Operating Profit Distribution Priorities....................  47
      6.2    Indebtedness................................................  52
      6.3    Liens.......................................................  53
      6.4    Distribution................................................  54
      6.5    Sale and Leaseback..........................................  54
      6.6    Change in Partnership; Disposal of Property.................  54
      6.7    Certain Transactions with Affiliated Persons................  55
      6.8    Amendments to Agreements....................................  55
      6.9    Maintenance of Present Business.............................  55
      6.10   Leases......................................................  55
      6.11   FF&E Account................................................  56
      6.12   Partner Distributions.......................................  56

7. INSURANCE                                                               56
      7.1    Hazard Insurance............................................  56
      7.2    Other Insurance.............................................  57
      7.3    Required Notices............................................  57
      7.4    Payment and Application.....................................  57

8.  DEFAULTS AND REMEDIES................................................  57

      8.1    Events of Default...........................................  60
      8.2    Notice and Cure Rights......................................  60
      8.3    Suits for Enforcement.......................................  61
      8.4    Remedies Cumulative.........................................  61
      8.5    Reinstatement of Indebtedness with Respect to
             Voidable Transfers..........................................  61

9.  CURE OF GROUND LEASE AND MANAGEMENT AGREEMENT........................  62
      9.1    Ground Lease Cure...........................................  62
      9.2    Management Agreement Cure...................................  62

10. MISCELLANEOUS........................................................  62
      10.1   Notices and Addresses.......................................  62
      10.2   Survival of Representations; Successors and Assigns.........  64
      10.3   Effect of Delay; No Waivers.................................  64
      10.4   Expenses....................................................  64
      10.5   Use of Accounting Terms.....................................  65
      10.6   No Assignment by Borrower...................................  65
      10.7   Books and Records...........................................  65
      10.8   Proceedings.................................................  66
      10.9   Time of the Essence.........................................  66
      10.10  Counterparts................................................  66
      10.11  Construction................................................  66
      10.12  Jurisdiction................................................  66
      10.13  Description of Documents....................................  67
      10.14  Headings....................................................  67
      10.15  Indemnity...................................................  67
      10.16  Confidentiality.............................................  67
      10.17  Lender Assignment and Participation.........................  68
      10.18  Validity....................................................  68
      10.19  Incorporation by Reference..................................  68
      10.20  Payment in Full.............................................  68

                            EXHIBITS AND SCHEDULES
                            ----------------------

EXHIBITS
--------

EXHIBIT A-I Form of Series A and Series B Promissory Note
EXHIBIT A-2 Form of Series C Promissory Note
EXHIBIT B   Form of Mortgage/Assignment Modification
EXHIBIT C   Form of Amended and Restated Management Agreement
EXHIBIT D   Form of Amended and Restated Assignment of Management Agreement
EXHIBIT E   Form of Cash Collateral Agreement
EXHIBIT F   Form of Reaffirmation of Foreclosure Guarantee
EXHIBIT G   Form of Amended and Restated Direct Access and Guaranty Agreement
EXHIBIT H   Form of Amended and Restated Line of Credit and Reimbursement
            Agreement
EXHIBIT I-1 Form of Subordination Agreement (Marriott)
EXHIBIT 1-2 Form of Subordination Agreement (Management Company)
EXHIBIT 1-3 Form of Subordination Agreement (General Partner)
EXHIBIT J   Form of Opinion of Counsel to the Loan Parties
EXHIBIT K   Form of Opinion of Local Counsel


SCHEDULES

 SCHEDULE 1.1-A       Description of Land
 SCHEDULE 1.1-B       Payment Dates
 SCHEDULE 2.1(a)      Existing Debt
 SCHEDULE 2.1(e)      Existing Events of Default
 [SCHEDULE 3.1(c)     List of Financing Statements and Recording Locations]
 SCHEDULE 3.1(j)      Application of Closing Date Funds
 SCHEDULE 4.11        Litigation
 SCHEDULE 4.17        Ohio Environmental Compliance Exceptions
 SCHEDULE 4.18        Licenses, Permits and Approvals
 SCHEDULE 6.10        FF&E Leases

                      AMENDED AND RESTATED LOAN AGREEMENT



     THIS AMENDED AND RESTATED LOAN AGREEMENT, made and entered into as of this 30th day of June, 1993, by and between MARRIOTT DIVERSIFIED AMERICAN HOTELS, L.P., a Delaware limited partnership (the "Borrower"), and NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION, formerly known as The Citizens and Southern National Bank, a national banking association chartered under the laws of the United States of America (the "Lender");

                             PRELIMINARY STATEMENTS:

     1. The Borrower is the owner of those certain six (6) full-service Marriott hotels identified herein.

     2. The Lender made a $128,000,000.00 loan secured by, among other things, the aforesaid six (6) hotels;

     3. Because the Borrower has failed to make certain interest payments owing under and in connection with the loan, and for other reasons, certain events of default have occurred and are continuing under the Prior Loan Agreement.

     4. Marriott and the Lender entered into a Swap Agreement on November 1, 1989 as assigned to the Borrower on February 7, 1990, which was terminated upon the occurrence of certain Events of Default and for which an early termination fee is due.

     5. The parties hereto desire to enter into this Agreement to amend and restate the terms of the Prior Loan Agreement and the Prior Note executed in connection therewith and for other purposes set forth herein.

     NOW, THEREFORE, for and in consideration of the foregoing premises, TEN
AND NO/l00 DOLLARS ($10.00), and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged by the parties hereto, the Borrower and the Lender do hereby agree as follows:

                                   ARTICLE l

                                  DEFINITIONS

     For all purposes of this Agreement (as hereinafter defined) and of the other Loan Documents (as hereinafter defined), the following terms used in this Agreement and in the other Loan Documents, to the extent not otherwise defined therein, shall have the following respective meanings:

        1. Terms Defined in Article 1.
           --------------------------

        The term "Accounting Period" means, with respect to the Borrower, each four (4) week accounting period having the same beginning and ending dates as the General Partner's four (4) week accounting period, except that an Accounting Period may occasionally contain five (5) weeks when necessary to conform the accounting system to the calendar.

        The term "Adjusted LIBOR" means, with respect to a LIBOR Borrowing and the relevant LIBOR Interest Period, a simple per annum interest rate equal to the sum of (a) the quotient of (i) the Base LIBOR applicable to that LIBOR Interest Period divided by (ii) one minimum the LIBOR Reserve Percentage, if any, stated as a decimal (to the extent incurred and actually paid by the Lender or any participant with respect to the Loan), plus (b) the Increment.

        The term "Adjusted Rate" means as of any date of calculation, the Prime Rate minus the then applicable Price Rate Adjustment.

        The term "Adjusted Rate Borrowing" means any portion of the Loan accruing interest at the Adjusted Rate.

        The term "Affiliate" means, when used with reference to a specified Person, (i) any Person that directly or indirectly through one or more intermediaries is in Control or is Controlled by or is under common control with the specified Person, (ii) any Person that is an officer or director of, general partner in or trustee of, or serves in a similar capacity with respect to, the specified Person or of which the specified Person is an officer, director, general partner or trustee, or with respect to which the specified Person serves in a similar capacity, (iii) any Person for which an officer or director of, general partner in or trustee of, or individual serving in a similar capacity with respect to, the specified Person serves in any such capacity, and (iv) any Person that, directly or indirectly, is the beneficial owner of 10% or more of any class of equity securities of the specified person or of which the specified Person is directly or indirectly the owner of 10% or more of any class of equity securities; provided, however, that no individual shall be deemed to be an Affiliate of a Corporation solely by reason of such individual being an officer or director of such Corporation.

        The term "Agreement" means this Amended and Restated Loan Agreement, including any and all Schedules and Exhibits attached hereto, as the same may be amended, supplemented or otherwise modified from time to time, and the terms "herein," "hereof," "hereunder" and like terms shall be taken as referring to this Agreement in its entirety and shall not be limited to any particular section or provision hereof.

        The term "Annual Audited Reconciliation Date" means the date of delivery of the Annual Audited Statement for each Fiscal Year.

        The term "Annual Audited Statement" means the annual financial
                  ------------------------
statements to be prepared by the borrower and audited by the auditors, together with the certificates of the auditors and the Borrowers, all as required to be delivered pursuant to Section 5.6(b).

        The term "Annual Interim Reconciliation Date" means the Payment Date
                  ----------------------------------
next following the last Accounting Period of each Fiscal Year.

        The term "Annual Interim Reconciliation Statement" means the statement
                  ---------------------------------------
prepared on a consolidated basis for the Borrower by an Authorized Accounting Officer and to be delivered by Borrower to Lender on each Annual Interim Reconciliation Date in the form required by Section 6.1(c)(ii).

        The term "Authorized Accounting Officer" means, with respect to the
                  -----------------------------
borrower, the chief accounting officer, or one of his or her duly authorized representatives designated in a writing delivered to the Lender by the chief accounting officer.

        The term "Authorized Representative" means any representative of the
                  -------------------------
General Partner who, pursuant to written notice from the Borrower to the Lender, is authorized by the Borrower to act in connection herewith.

        The term "Base LIBOR" means, with respect to a LIBOR Borrowing for the
                  ----------
relevant LIBOR Interest Period, the arithmetic average determined by the Lender of the interest rates at which deposits in Dollars are offered in the London interbank borrowing market as shown on the Reuters Screen LIBO Page at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such LIBOR Interest Period, with a maturity approximately equal to such LIBOR Interest Period and in an amount approximately equal to the amount of such LIBOR Borrowing. The Base LIBOR shall be rounded, if necessary, to the nearest 1/100 of 1%. If the Lender ceases to use the Reuters Screen LIBO page for determining interest rates based on eurodollar deposit rates, a comparable internationally recognized interest rate reporting service shall be used to determine such offered rates.

        The term "Base Management Fee" means a fee payable to the Manager under
                  -------------------
the Management Agreement with respect to each Fiscal Year in an amount equal to three percent(4%) of Gross Revenues for such Fiscal Year.

        The term "Borrower" has the meaning provided therefor in the Preamble
                  --------
hereof.

        The term "Borrowing" means a LIBOR Borrowing, an Adjusted Rate Borrowing
                  ---------
or a Prime Rate Borrowing.

        The term "Borrowing Notice" means an irrevocable written, telex or telephone notice given by an Authorized Representative to and received by the Lender specifying (a) the amount of a particular Borrowing, (b) the Effective Borrowing Date for such

Borrowing, and (c) in the case of a LIBOR Borrowing, the Interest Period applicable to such Borrowing.

        The term "Business Day" means a day on which the principal office of
                  ------------
the Lender is open for the full transacting of its banking business and on which banks and foreign exchange markets are open for the transaction of business required for this Agreement in London, Atlanta, Charlotte and New York, as relevant to the determination or action to be taken.

        The term "Cash Collateral Agreement" means that certain Cash Collateral
                  -------------------------
Agreement dated as of even date herewith between the Borrower and the Lender, as the same may be amended, supplemented or modified from time to time in accordance with its terms.

        The term "Closing Date" means June 30, 1993.
                  ------------

        The term "Commission" means the United States Securities and Exchange
                  ----------
Commission.

        The term "Concentration Account" shall have the meaning set forth in the
                  ---------------------
Cash Collateral Agreement.

        The terms "Control" or "Controlled" mean the power to direct or cause
                   -------      ----------
the direction of the management and policies of a Person, either alone or in conjunction with others and whether through the ownership of Stock, by contract or otherwise.

        The term "Corporation" shall include an association, joint stock
                  -----------
company, business trust or other similar organization (other than a partnership).

        The term "Debt Service Reserve" shall have the meaning set forth in the
                  --------------------
Cash Collateral Agreement.

        The term "Debt Service Guaranty" means that certain Contract of Guaranty
                  ---------------------
dated February 7, 1990 executed by Marriott in favor of the Lender.

        The term "Deductions" means the following amounts incurred by Manager in
                  ----------
operating the Mortgaged Hotels:

        (a) The cost of sales, including salaries, wages (including accruals for year-end bonuses to key management employees), fringe benefits, payroll taxes and other costs related to Hotel employees;

        (b) Departmental expenses, administrative and general expenses and the cost of Hotel marketing, advertising and business promotion expenses, heat, light and power, and routine repairs, maintenance and minor alterations (to the extent neither required to be, nor actually funded out of, the FF&E Account) treated as Deductions under
Section 7.01 of the Management Agreement;

        (c)     Credit card and travel agent commissions;

        (d) The cost of Inventories and Fixed Asset Supplies (both as defined in the Management Agreement) consumed in the operation of the Hotels;

        (e) Bad debt expense (or reasonable reserves) for uncollectible accounts receivable as reasonably determined by the Manager.

        (f) All reasonable costs and fees of independent accountants or other third parties who perform services required or permitted under the Management Agreement;

        (g) The reasonable cost and expense of technical consultants and operational experts, including Affiliates of the Manager, retained by the Manager (or retained by the Borrower and approved by the Manager) for specialized services in connection with non-routine Hotel work or other specialized services not covered by the Base Management Fee;

        (h) The Base Management Fee provided by Section 5.01 of the Management Agreement;

        (i) The Hotel's pro rata share of costs and expenses incurred by the Manager in providing Chain Services (as defined in the Management Agreement);

        (j) Insurance costs and expenses (including Hotel Retention (as defined in the Management Agreement) or other deductibles) as provided in
Article XI of the Management Agreement;

        (k)     Any amount transferred into the FF&E Account as provided in
Section 7.02B of the Management Agreement;

        (l) Taxes, if any, payable by or assessed against the Manager related to the Management Agreement or to the Manager's operation of the Hotels (exclusive of the Manager's income taxes) and all Impositions (as defined in the Management Agreement);

        (m) Rent payable under any telephone or equipment leases either required to be funded nor actually funded out of the FF&E Account;

        (n)     Rent and all other amounts payable under each Ground Lease;

        (o) With respect to a Specified Project, the aggregate amount of (i) the costs associated therewith but in no event in excess of revenue generated thereby and directly traceable thereto and (ii) debt service or lease payments with respect to Specified Project

Indebtedness incurred in connection with such Specified Project not to exceed Specified Project Profit directly traceable thereto; and

         (p) Such other costs and expenses as are specifically provided for as Deductions in the Management Agreement; but Deductions shall in no event include any of the following: (1) costs or expenses paid out of the FF&E Account, (2) any amounts contributed, retained or paid pursuant to Section 7.02E of the Management Agreement, (3) except to the extent permitted by clause (o) above, any costs and expenses (or debt service) incurred in connection with Additional Hotel Investments, Additional Hotel Investment Loans, Other Qualifying Debt, Net Sales Proceeds or Net Refinancing Proceeds (as those terms are defined in the Management Agreement), and (4) any costs or expenses related to any Specified Project in excess of revenue generated thereby or any debt service with respect to Specified Project Indebtedness in excess of Specified Project Profit related thereto or any costs or expenses or debt service incurred in connection with any other permitted Indebtedness required hereunder to be subordinated.

         If the context indicates that Operating Profit is to be determined with respect to less than all of the Mortgaged Hotels, then Deductions (as well as Gross Revenues) shall, for the purposes of determination of Operating Profit, be determined only with respect to those Mortgaged Hotels for which Operating Profit is to be determined.

         The term "Default Rate" means a fluctuating interest rate per annum
                   ------------
equal to the lesser of (i) three percent (3%) over the otherwise applicable interest rate on the Loan as provided in Article 2 of this Agreement, or (ii) the highest interest rate permitted by applicable law; computed on the basis of a 360 day year.

         The term "Direct Access Agreement" means that certain Amended and
                   -----------------------
Restated Direct Access and Guaranty Agreement dated as of even date herewith executed by Marriott in favor of the Lender, as the same may be amended, supplemented or modified from time to time.

         The term "Dollars" and the sign "$" mean lawful currency of the United
                   -------
States of America.

         The term "Effective Borrowing Date" means any Business Day designated
                   ------------------------
by the Borrower in a Borrowing Notice as the effective date of a Borrowing.

         The term "Event of Default" has the meaning provided therefor in
                   ----------------
Section 8.1 hereof.

         The term "Fairview Parking Garage Lease" means that certain Ground
                   -----------------------------
Lease Agreement dated April 30, 1986, between Park West/Fairview Associates, as lessor, and Essex House Condominium Corporation, as lessee, as evidenced by Memorandum of Lease dated April 30, 1986, recorded in Deed Book 6365, Page 1225, of the land records of Fairfax County, Virginia, as amended by instrument dated February 5, 1990 (lessor's interest having been assigned to Eleven Fairview Associates and lessee's interest having been assigned to the Borrower), as the same may be amended, supplemented or modified, from time to time.

         The term "Fee Hotel" means a Hotel located solely on Land in which the
                   ---------
Borrower owns the entire fee simple interest.

         The term "FF&E" means all furniture, fixtures and equipment now owned
                   ----
or leased or hereafter acquired by purchase or lease in connection with the operation of a Mortgaged Hotel.

         The term "FF&E Lease" means a lease (other than a TV System Lease, a
                   ----------
Telephone Lease or any lease entered into in connection with a Specified Project) to the Borrower of any FF&E that is customarily leased in the hotel industry or, at the time of determination, customarily leased in the full service Marriott hotels managed by Marriott or Affiliates of Marriott.

         The term "Fiscal Quarter" means, for the respective fiscal periods in
                   --------------
any Fiscal Year, (i) the period beginning on January 1, and having the same ending date as the General Partner's 12-week fiscal first quarter, (ii) the same period of time as the General Partner's second fiscal quarter, (iii) the same period of time as the General Partner's third fiscal quarter, and (iv) the period from the end of the General Partner's third fiscal quarter through December 31 in such Fiscal Year.

         The term "Fiscal Year" means the calendar year. If Borrower's Fiscal
                   -----------
Year is changed in the future, appropriate adjustment to the Agreement's reporting and accounting procedures shall be made; provided, however, that no such change or adjustment shall alter in any material respect any determinations of amounts determinable hereunder with reference to a Fiscal Year or any part thereof.

         The term "Floating LIBOR" means on any Business Day, the offered rate
                   --------------
in the London interbank market for deposits in United States Dollars of amounts equal or comparable to the principal amount of a Floating LIBOR Borrowing offered for a 90-day interest period, as shown on the Reuters Screen LIBO page at approximately 10:00 a.m. (Charlotte, North Carolina time) on such Business Day; provided, however, that (a) if more than one offered rate as described above appears on the Reuters Screen LIBO page, the rate used to determine the Floating LIBOR will be the consensus rate, if any, shown on such LIBO page, and if no consensus rate is available, the rate used to determine the Floating LIBOR will be the arithmetic average (rounded upward, if necessary, to the next higher 1/10 of 1%) of such offered rates, or (b) if no such offered rates appear, the rate used will be the arithmetic average (rounded upward, if necessary, to the next higher 1/10 of 1%) of rates quoted by the Lender at approximately 10:00 a.m. (Charlotte, North Carolina time) on such Business Day for deposits in United States Dollars offered to leading European banks for a 90-day interest period in an amount equal or comparable to the principal amount of such Floating LIBOR Borrowing. If the Lender ceases to use the

Reuters Screen LIBO page for determining interest rates based on eurodollar deposit rates, a comparable internationally recognized interest rate reporting service shall be used to determine such offered rates.

         The term "Floating LIBOR Borrowing" means any portion of the Loan
                   ------------------------
accruing interest at Floating LIBOR.

         The term "Foreclosure Guarantee" means that certain Foreclosure
                   ---------------------
Guarantee dated February 7, 1990 and executed by the General Partner in favor of the Lender, as amended by that certain Reaffirmation of Foreclosure Guarantee dated of even date herewith, as the same may be further amended, supplemented or modified from time to time.

         The term "Fullerton, California Lease" means collectively that certain
                   ---------------------------
Sublease dated March 19, 1987, between The Redevelopment Agency of the City of Fullerton, California, as lessor, and Marriott, as lessee, as evidenced by that certain Memorandum of Sublease dated as of June 1, 1988. recorded as Instrument No. 88-258511, in the Official Records of Orange County, California, as amended by that certain First Amendment to Sublease dated as of May 27, 1987, recorded as Instrument No. 90-012913, aforesaid records, as further amended by that certain First Amendment to Sublease dated September 29, 1988, recorded as Instrument No. 88-592237, aforesaid records, and as further amended by that certain Third Amendment to Sublease, Memorandum of Sublease, First Amended Lease, and Nondisturbance and Recognition Agreement dated as of January 31, 1990, recorded as Instrument No. 90-058920, aforesaid records (lessee's interest having been assigned to the Borrower), together with that certain First Amended Lease dated as of May 22, 1987, between The State of California, through the Trustees of the California State University, as ground lessor, and The Development Agency of the City of Fullerton, California, as ground lessee, recorded as Instrument No. 88-258510, aforesaid records, as amended by that certain Third Amendment to Sublease, Memorandum of Sublease, First Amended Lease, and Nondisturbance and Recognition Agreement, dated as of January 31, 1990, recorded as Instrument No. 90-058920, aforesaid records (the "Underlying Lease"), as the same may be amended, supplemented or modified from time to time.

         The term "General Partner" means Marriott MDAH One Corporation, a
                   ---------------
Delaware corporation, being the sole general partner of the Borrower.

         The term "Governmental Authority" means any nation or government, any
                   ----------------------
state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of government.

         The term "GP Subordination Agreement" means that certain Subordination
                   --------------------------
Agreement dated as of even date herewith executed by the General Partner in favor of the Lender, as the same may be amended, supplemented or modified from time to time in accordance with its terms.

         The term "Gross Revenues" means all revenues and receipts of every kind
                   --------------
derived from operating the Mortgaged Hotels and all departments and parts thereof (but not to include Purchase Price Adjustments as that term is defined in the Purchase Agreement), including, but not limited to: income (from both cash and credit transactions), before commissions and discounts for prompt or cash payments, from rental of rooms, meeting rooms and space of every kind; license, lease and concession fees and rentals (not including gross receipts of any licensees, lessees and concessionaires); income from food and beverage and catering sales; income from vending, facsimile and copy machines; revenue from Specified Projects, wholesale and retail sales of merchandise (except as otherwise provided in Section 7.02C of the Management Agreement with respect to the sale of FF&E and except for wholesale sales of merchandise not generally related to the business of the Mortgaged Hotels), service charges, and proceeds, if any, from business interruption or other loss of income insurance; proceeds of casualty insurance or condemnation proceeds disbursed to the Borrower to the extent in excess of the cost of repair, restoration or replacement of the Mortgaged Hotels or any portion thereof, any cash refunds, cash rebates, cash discounts and credits of a similar nature, given, paid or returned to the Borrower in the course of obtaining Gross Revenues or components thereof and any amount paid to Borrower by Manager pursuant to the terms of Section 4.02B of the Management Agreement, all determined in accordance with generally accepted accounting principles; provided, however, that Gross Revenues shall not include
(i) gratuities to the Mortgaged Hotel employees; (ii) federal, state or municipal excise, sales or use taxes or similar assessments or Impositions collected directly from patrons or guests or included as part of the sales price of any goods or services; (iii) Net Refinancing Proceeds or Net Sales Proceeds (as both are defined in the Management Agreement) except as specifically set forth above with respect to proceeds of casualty insurance or condemnation proceeds disbursed to the Borrower to the extent in excess of the cost of repair, restoration or replacement of the Mortgaged Hotels or any portion thereof; (iv) proceeds from the sale of FF&E; (v) interest received or accrued with respect to the funds in the FF&E Account or the other operating accounts of the Hotels or the Debt Service Reserve or the Concentration Account; or (vi) payments on the Investor Notes as that term is defined in the Memorandum.

         If the context indicates that Operating Profit is to be determined with respect to less than all of the Mortgaged Hotels, then Gross Revenues (as well as Deductions) shall, for the purposes of such determination of Operating Profit, be determined only with respect to those Mortgaged Hotels for which Operating Profit is to be determined.

         The term "Ground Lease" means individually and collectively the
                   ------------
Fullerton, California Lease and the Fairview Parking Garage Lease

         The term "Ground Lessor" means the landlord under a Ground Lease.
                   -------------

         The term "Hotel" means one of the full-service hotels located on the
                   -----
Land and all other improvements on the Land and FF&E thereon.

         The term "Hotel Property" means a Hotel and the Land underlying it
                   --------------
(without regard to whether the Land is owned or leased by the Borrower) and all easements and appurtenances thereunto belonging.

         The term "Impositions" means all real estate and personal property
                   -----------
taxes, levies and assessments and similar charges imposed by any Governmental Authority relating to each of the Mortgaged Hotels.

         The term "Incentive Management Fee" means the Incentive Management Fee
                   ------------------------
provided for in the Management Agreement but determined solely with respect to the Mortgaged Hotels and as if the Mortgaged Hotels were the only hotels subject to the Management Agreement.

         The term "Increment" means with respect to the Series A Note, one
                   ---------
percent (1.00%), and with respect to the Series B Note, zero.

         The term "Indebtedness" with respect to any Person, means, without
                   ------------
duplication, (i) obligations for money borrowed by such Person (it being understood that this clause (i) shall not include any obligation owed to a trade creditor incurred in the ordinary course of business); (ii) obligations secured by any Lien existing on any property or other asset owned by such Person subject to such Lien, whether or not the obligations secured thereby shall have been assumed; (iii) such Person's capitalized lease obligations, purchase money obligations and obligations under conditional sales or other title retention agreements and FF&E Leases; (iv) such Person's guaranties and endorsements (other than endorsements for collection in the ordinary course of business) of another Person's (A) obligations for money borrowed, (B) obligations secured by any Lien existing on any property or other asset owned by such other Person subject to such Lien, whether or not the obligations secured thereby shall have been assumed by such other Person and (C) capitalized lease obligations, purchase money obligations and obligations under conditional sales or other title retention agreements; and (v) such Person's other contingent liabilities in respect of, or any obligations to purchase or otherwise acquire or service or assume or become a surety for obligations of others.

         The term "Interest Deficiency" means, for each Fiscal Year, the amount
                   -------------------
by which (a) the aggregate amount of Series B Note Interest accruing during each Accounting Period of each Fiscal Year exceeds (b) the aggregate amount of Series B Note Interest paid during those Accounting Periods.

         The term "Interest Period" means a LIBOR Interest Period.
                   ---------------

         The term "International" means Marriott International, Inc., a Delaware
                   -------------
corporation.

         The term "Land" means the parcel of land on which a Hotel is located,
                   ----
which parcel consists of approximately the acreage identified; and is located as described, on Schedule 1.1-A hereto.

         The term "Laws" means all present and future laws, ordinances, rules,
                   ----
regulations and requirements of any Governmental Authority having or claiming jurisdiction over any of, the Mortgaged Hotels or any part thereof, and all orders, rules and regulations of any national or local board of fire underwriters or other body exercising similar functions, which may be applicable to any of the Mortgaged Hotels or any part thereof, or to the use of any of the foregoing, whether or not any such law, ordinance, rule, regulation or requirement shall necessitate structural changes or improvements or shall interfere with the use or enjoyment of any of the foregoing, and shall also mean and include all requirements of the policies of public liability, fire and all other insurance at any time in force with respect to any of the foregoing.

         The term "Leased Hotel" means a Hotel located solely on Land demised to
                   ------------
the Borrower under a Ground Lease.

         The term "Lender" has the meaning provided therefor in the Preamble
                   ------
hereof and includes any holder of any interest in the Loan by assignment permitted hereunder, but such term does not include a participant in the Lender's interest in the Loan.

         The term "Lending Installation" means any office or branch of the
                   --------------------
Lender.

         The term "LIBOR" means, with respect to a LIBOR Borrowing and the
                   -----
relevant LIBOR Interest Period, a rate of interest per annum equal to the sum of (a) the Base LIBOR applicable to that LIBOR Interest Period, plus (b) the Increment.

         The term "LIBOR Borrowing" means any portion of the Loan accruing
                   ---------------
interest at Adjusted LIBOR.

         The term "LIBOR Interest Period" means, a period of one, two, three or
                   ---------------------
six months, to the extent LIBOR Borrowings of such or similar periods are available to the Lender, commencing on the Effective Borrowing Date selected by the Borrower in its Borrowing Notice. A month means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month. If there is no such numerically corresponding day in the month in which the LIBOR Interest Period ends, the LIBOR Interest Period shall end on the last Business Day of such month. If any LIBOR Interest Period would otherwise end on a day which is not a Business Day, such LIBOR Interest Period shall end on the next succeeding Business Day, provided, however, that, if such next succeeding Business Day falls in a new month, such LIBOR Interest Period shall end on the immediately preceding Business Day. Any such LIBOR Interest Period must end on or before the Maturity Date.

         The term "LIBOR Reserve Percentage" means the percentage incurred and
                   ------------------------
actually paid with respect to the Loan from time to time under Regulation D as the reserve requirement applicable with respect to Eurocurrency Liabilities (as that term is defined in Regulation D) held by the Lender or any participant of the Loan at any time, which reserve percentage shall not exceed the maximum reserve amount permitted under Regulation D.

         The term "Lien" means any charge, lien, mortgage, deed of trust, deed
                   ----
to secure debt, pledge, hypothecation, collateral assignment, security interest or other encumbrance of any nature whatsoever upon, of or in property or other assets of a Person, whether absolute or conditional, voluntary or involuntary, whether created pursuant to agreement, arising by force of statute, by judicial proceedings or otherwise.

         The term "Line of Credit and Reimbursement Agreement" means that
                   ------------------------------------------
certain Amended and Restated Line of Credit and Reimbursement Agreement between the Borrower, the General Partner and Marriott, dated as of even date herewith, as the same may be further amended, supplemented or modified in accordance with its terms and the terms hereof.

         The term "Loan" means that certain Loan in the original principal
                   ----
amount of $137,336,857 made to Borrower by the Lender, as evidenced by the Notes.

         The term "Loan Documents" means this Agreement, the Notes, the
                   --------------
Mortgages, the Foreclosure Guarantee, the Direct Access Agreement, the Management Agreement Assignment, the Purchase Agreement Assignment, the Cash Collateral Agreement, the Marriott Subordination Agreement, the Manager Subordination Agreement, the GP Subordination Agreement and all other documents or instruments heretofore, now or hereafter executed evidencing, securing or guaranteeing or otherwise executed and delivered herewith or with any of the foregoing or in connection with the payment of the Loan Obligations, including any and all exhibits and schedules to any of the foregoing, as the same may be amended, supplemented or modified from time to time.

         The term "Loan Obligations" means the Loan, interest thereon or any
                   ----------------
other obligation incurred or arising hereunder or under any other Loan Document.

         The term "Loan Party" means each of the Borrower, the General Partner,
                   ----------
the Manager and Marriott.

         The term "Management Agreement" means that certain Amended and Restated
                   --------------------
Management Agreement dated as of even date herewith, by and between the Borrower and the Manager, providing for the management of the Hotels by the Manager, as the same may be amended, supplemented or modified from time to time in accordance with its terms and the Management Agreement Assignment.

         The term "Management Agreement Assignment" means that certain Amended
                   -------------------------------
and Restated Assignment of Management Agreement dated of even date herewith between the Borrower, the Lender and the Manager, pursuant to which the Borrower assigns to the Lender all of its rights under the Management Agreement, as they relate to the Mortgaged Hotels, as the same may be amended, supplemented or modified from time to time.

         The term "Manager" means International, or any permitted assignee
                   -------
thereof as provided in the Management Agreement and Section 7 of the Management Agreement Assignment.

         The term "Manager Subordination Agreement" means that certain
                   -------------------------------
Subordination Agreement dated as of even date herewith executed by the Manager in favor of the Lender, as the same may be amended, supplemented or modified from time to time in accordance with its terms.

         The term "Marriott" means Marriott Corporation, a Delaware corporation.
                   --------

         The term "Marriott Affiliate" has the meaning provided in the
                   ------------------
Management Agreement.

         The term "Marriott Subordination Agreement" means that certain
                   --------------------------------
Subordination Agreement dated as of even date herewith executed by Marriott in favor of the Lender, as the same may be amended, supplemented or modified from time to time in accordance with its terms.

         The term "Maturity Date" means with respect to the Series A Note or the
                   -------------
Series B Note, December 15, 1999, and with respect to the Series C Note, December 15, 2010, or in any case, any earlier date on which the Loan is accelerated as provided herein or in the other Loan Documents.

         The term "Memorandum" means the confidential private placement
                   ----------
memorandum, dated November 14, 1989, issued in connection with the sale of limited partnership interests in the Borrower.

         The term "Minimum Notice Period" means receipt by the Lender of notice
                   ---------------------
no later than (a) 11:00 a.m. (Charlotte, North Carolina time) on the Effective Borrowing Date of a Prime Rate Borrowing, or (b) 11:00 a.m. (Charlotte, North Carolina time), three Business Days prior to the Effective Borrowing Date of a LIBOR Borrowing.

         The term "Minimum Operating Profit Requirement" means, in any Fiscal
                   ------------------------------------
Year, Operating Profit for such Fiscal Year in an amount, when added to funds available in the Debt Service Reserve, sufficient to cover annual debt service requirements due and owing on the Series A Note for such Fiscal Year.

The term "Mortgage" means a mortgage or deed of trust, as the case may be, as the same has been amended as of even date herewith and may be further amended, supplemented or modified from time to time, securing the Loan and encumbering
(a) in the case of a Fee Hotel, the Hotel Property, (b) in the case of a leased Hotel, the Hotel and the Borrower's leasehold estate in the Land, and (c) in the case of a Partially Leased Hotel, the property interests referred to in item (a) with respect to the portion of the Hotel located on Land owned by the Borrower and the property interests referred to in item (b) with respect to the portion of the Hotel that is located on the Land demised to the Borrower under a Ground Lease.

        The term "Mortgage/Assignment Modification" means with respect to each
                  --------------------------------
of the Mortgages dated February 7, 1990, respectively, and encumbering each of the Mortgaged Hotels, respectively, the first modification of (a) each such Mortgage and (b) each Assignment of Leases dated February 7, 1990, respectively, with respect to each such Mortgaged Hotel, each such modification being dated of even date herewith.

        The term "Mortgaged Hotels" means all Hotels.

        The term "Notes" means collectively, the Series A Note, the Series B
                  -----
Note and the Series C Note.

        The term "Operating Profit" means for any Accounting Period, Fiscal
                  ----------------
Quarter or Fiscal Year, the excess of Gross Revenues over Deductions for the mortgaged Hotels, for such Accounting Period, Fiscal Quarter or Fiscal Year.

        The term "Operating Profit Available For Series B Note Interest" means,
                  -----------------------------------------------------
for each Accounting Period, Fiscal Quarter and each Fiscal year, (a) Operating Profit for such Accounting Period, Fiscal Quarter or Fiscal Year, as applicable, minus (b) the sum of (i) interest due and payable on the Series A Note and Scheduled Amortization of the Series A Note for the Accounting Period, Fiscal Quarter or Fiscal Year, as applicable plus (ii) any amounts paid or to be paid under the Third priority pursuant to Section 6.1(a)(i).

        The term "Pari Passu Distribution" means a payment made pursuant to the
                  -----------------------
priority specified in clause Sixth of Section 6.1(a)(i).

        The term "Partially Leased Hotel" means a Hotel located in part on Land
                  ----------------------
in which the Borrower owns the entire fee simple interest and in part on Land demised to the Borrower under a Ground Lease.

        The term "Partnership Documents" means the Amended and Restated
                  ---------------------
Agreement of Limited Partnership of Borrower dated as of February 7, 1990, and all certificates filed or recorded in connection therewith, including without limitation, those filed or recorded in the State of Delaware and all states in which a Mortgaged Hotel is located, as the same may be amended, supplemented or modified from time to time.
                  ----------------

         The term "Payment Date" means the 25th day following the close of each
                   ------------
Accounting Period, as specified on Schedule 1.1-B.

         The term "Permitted Exceptions" means any of the following matters to
                   --------------------
which title to a Hotel Property is subject: (a) general real estate taxes and assessments not yet due and payable, (b) public utility easements serving only the Hotel Property and not unreasonably interfering with the use or operation of the Hotel Property and not materially adversely affecting the value thereof; (c) such title matters disclosed in Exhibit B attached to each Mortgage; and (d) such other matters as the Lender may approve in writing.

         The term "Person" shall include an individual, a partnership
                   ------
(including, without limitation, the Borrower), a joint venture, a Corporation, a trust, an estate, a bank, an unincorporated organization or association or a Governmental Authority.

         The term "Prime Rate" means that rate of interest announced by the
                   ----------
Lender in Atlanta, Georgia, from time to time, as its Prime Rate. The Prime Rate in effect as of the close of business each day shall be the effective Prime Rate for that day. The Prime Rate is not necessarily the best or lowest rate of interest charged by the Lender on commercial loans.

         The term "Prime Rate Adjustment" means the amount, as calculated on
                   ---------------------
each Payment Date in January and July of each calendar year, obtained for "x" pursuant to the following calculation:

                  Prime Rate minus "x" = Floating LIBOR plus 1.00%

         The term "Prime Rate Borrowing" means any portion of the Loan that
                   --------------------
bears interest at the Prime Rate.

         The term "Prior Documents" means the Prior Loan Agreement, the Prior
                   ---------------
Note, and the Swap Agreement.

         The term "Prior Loan Agreement" means the Loan Agreement dated February
                   --------------------
7, 1990, as amended, between the Borrower and the Lender.

         The term "Prior Note" means that certain Promissory Note dated February
                   ----------
7, 1990 in the original principal amount of $128,000,000 made by the Borrower to the order of the Lender.

         The term "Purchase Agreement" means that certain agreement, dated as of
                   ------------------
February 7, 1990, by and among the Sellers, as sellers, and the Borrower, as purchaser, pursuant to which the Borrower purchased the Hotels.

         The term "Purchase Agreement Assignment" means that certain Assignment
                   -----------------------------
of Purchase Agreement, dated as of February 7, 1990 among the Lender, the Borrower and the Sellers, pursuant to which the Borrower assigned to the Lender certain of its rights under the Purchase Agreement, as they relate to the Mortgaged Hotels

         The term "Quarterly Reconciliation Date" means for each Fiscal Year,
                   -----------------------------
the date which is the Payment Date next following the end of the close of each of the first three Fiscal Quarters of the Fiscal Year and with respect to the fourth Fiscal Quarter of each Fiscal Year, the Annual Interim Reconciliation Date.

         The term "Quarterly Reconciliation Statement" means the statement
                   ----------------------------------
prepared on a consolidated basis for the Borrower by an Authorized Accounting Officer, and to be delivered by Borrower to Lender on each Quarterly Reconciliation Date in the form required by Section 6.l(c)(i) hereof

         The term "Rate Option" means Adjusted LIBOR or the Prime Rate.
                   -----------

         The term "Reconciliation Date" means as to each Fiscal Quarter, a
                   -------------------
Quarterly Reconciliation Date and as to each Fiscal Year, the Annual Interim Reconciliation Date and the Annual Audited Reconciliation Date.

         The term "Regulation D" means Regulation D of the Board of Governors of
                   ------------
the Federal Reserve System from time to time in effect and shall include any successor or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

         The term, "Scheduled Amortization" means the scheduled payments of
                    ----------------------
principal of the Series A Note, as and when due and payable in accordance with
Section 2.3(a) hereof.

         The term "Sellers" means, collectively, Marriott, Essex House
                   -------
Condominium Corporation, Host La Jolla, Inc. and Marriott-Dayton Community Urban Redevelopment Corporation.

         The term "Series A Note" means that certain Promissory Note designated
                   -------------
as a Series A Note of even date herewith made by the Borrower to the order of the Lender, as the same may be amended, renewed, supplemented or modified from time to time.

         The term "Series B Note" means that certain Promissory Note designated
                   -------------
as a Series B Note of even date herewith made by the Borrower to the order of the Lender, as the same may be amended, renewed, supplemented or modified from time to time.

         The term "Series C Note" means that certain Promissory Note designated
                   -------------
as a Series C Note of even date herewith made by the Borrower to the order of the Lender, as the same may be amended, renewed, supplemented or modified from time to time.

         The term "Series B Note Interest" means the interest due and payable on
                   ----------------------
the Series B Note in accordance with Section 2.8(c) hereof.

         The term "Specified Project" means the improvements or projects
                   -----------------
described in Section 6.2(c).

         The term "Specified Project Indebtedness" means the Indebtedness
                   ------------------------------
incurred for a Specified Project, as defined by Section 6.2(c).

         The term "Specified Project Profit" means with respect to each
                   ------------------------
Specified Project, the positive difference between (1) the revenues generated and directly traceable to such Specified Project and (2) the costs and expenses (other than in connection with Specified Project Indebtedness) related to such Specified Project.

         The term "Stock" shall include any and all shares, interests,
                   -----
participation or other equivalents (however designated) of stock in a Corporation.

         The term "Swap Agreement" means that certain Interest Rate Swap
                   --------------
Agreement dated November 1, 1989, between the Lender and Marriott (Marriott's interest having been assigned to the Borrower by instrument dated February 7, 1990.

         The term "Targeted Operating Profit" means for Fiscal Year 1997, an
                   -------------------------
annual Operating Profit of not less than $9,500,000 and for Fiscal Year 1998, an annual Operating Profit of not less than $9,700,000, in both cases only as certified by a certificate of an Authorized Accounting Officer delivered on the Annual Interim Reconciliation Date and as certified by a certificate of the outside auditor delivered on or before the Annual Audited Reconciliation Date.

         The term "Telephone Lease" means a lease leasing to the Borrower the
                   ---------------
telephones and/or other telecommunications systems and equipment located in a Mortgaged Hotel.

         The term "Title Insurer" means Commonwealth Land Title Insurance
                   -------------
Company, together with such other coinsurers or reinsurers or other title insurer or insurers as may be approved by the Lender.

         The term "TV System Lease" means a lease or other agreement under which
                   ---------------
the Borrower rents or is otherwise provided, with or without the right or option to purchase, equipment (excluding television sets) for the transmission into Mortgaged Hotel rooms of televised programming.

         The term "Variable Rate" means LIBOR, Floating LIBOR or Adjusted Rate,
                   -------------
as the case may be.

         The term "Variable Rate Borrowing" means a LIBOR Borrowing, a Floating
                   -----------------------
LIBOR or an Adjusted Rate Borrowing, as the case may be.

         1.2 Terms Defined in Other Provisions. The following terms have the
             ---------------------------------
meanings therefor in the following sections of this Agreement:


                 Term                       Section
                 ----                       -------

                 Bank Regulatory              2.13(a)
                 Requirement

                 Effective Date               2.1(b)

                 Existing Debt                2.1(a)

                 FF&E Account                 5.12

                 Financial Statements         4.6

                 Operating Profit Deficiency  6.1(b)

                 Yield Protection Amounts     2.13(a)

                 Yield Protection Notice      2.13(a)

                                    ARTICLE 2

                     RESTRUCTURING OF EXISTING INDEBTEDNESS

         2.1 Amount of Existing Indebtedness/Agreement to Restructure.
             --------------------------------------------------------

         (a) The Borrower and the Lender hereby acknowledge and agree that the outstanding principal balance of and all accrued and unpaid interest on the Prior Note and the early termination fee due under the Swap Agreement (such principal balance and interest and fee collectively, the "Existing Debt") as of the indicated dates are set forth in Schedule 2.1(a) attached hereto. Upon satisfaction to the Lender in its sole discretion of the conditions precedent set forth in Article 3, the Lender and the Borrower agree to restructure the obligations owing to the Lender under and in connection with the Prior Documents all on the terms set forth in this Agreement and the other Loan Documents.

         (b) The Lender and the Borrower agree that upon satisfaction of all of the conditions precedent set forth in Article 3 in the sole discretion of the Lender, but effective as of December 15, 1992 (the "Effective Date"), this Agreement and the other Loan Documents shall exclusively control and govern the mutual rights and obligations of the parties hereto with respect to the Prior Documents and the Prior Documents shall be superseded in all respects; provided, however, that if for any reason, this Agreement or the Notes shall be adjudicated by a court or other tribunal of competent jurisdiction in any proceeding between the Lender and the Borrower or otherwise involving the Borrower or the Hotels to be or to have become void or wholly unenforceable or ineffective, the parties agree that the Prior Loan Agreement or Prior Note, as the case may be, shall again control and govern the rights and obligations of the parties thereto as if the parties had not entered into this Agreement, from the instant this Agreement is so adjudicated and all amounts previously received under this Agreement shall be applied to the payment obligations under the Prior Documents and the waivers set forth in clause (e) of this Section 2.1 shall be rescinded and of no force and effect.

         (c) The parties hereto have entered into this Agreement and the other Loan Documents solely to amend and restate and restructure the terms of, and obligations owing under and in connection with, the Prior Documents. The parties do not intend this Agreement nor the transactions contemplated hereby to be, and this Agreement and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by the Borrower under or in connection with any of the Prior Documents.

         (d) Notwithstanding the failure of any of the conditions set forth in
Article 3 to be satisfied, the Borrower hereby forever releases and forever discharges the Lender, any of its participants hereunder and each of their respective predecessors, successors and assigns and all past and present of its respective shareholders, directors, officers, agents, investors, affiliates, subsidiaries, attorneys and accountants (collectively, the "Released Parties") from any and all claims or causes of action the Borrower has or may have against any or all of the Released Parties arising out of or in connection with any of the Prior Documents or otherwise in connection with the Prior Loan prior to the Closing Date. Furthermore, the Borrower hereby covenants and agrees not to bring, commence, prosecute, maintain or cause or permit to be brought, commenced, prosecuted or maintained, any suit or action, either in law or in equity, in any court or before any other administrative or judicial authority regarding any claims or causes of action the Borrower may have against any Released Party arising out of or in connection with any of the Prior Documents or otherwise in connection with the Prior Loan prior to the Closing Date.

         (e) Upon satisfaction of all of the conditions precedent set forth in
Article 3 in the sole discretion of the Lender, but subject to the provisions of clause (b) of this Section, the Lender and each participant of the Loan waives all events of default under the Prior Documents identified in Schedule 2.1(e) attached hereto, such waiver to be effective as of the Effective Date. The Lender hereby represents to the Borrower that Lender is not aware of the existence of any defaults or events of default under the Prior Documents other than those which have been disclosed by the Borrower in Schedule 2.1(e).

         2.2 Notes. To evidence the Loan, the Borrower shall deliver the Series
             -----
A Note, the Series B Note and the Series C Note to the Lender.

         2.3 Payment of Principal. (a) Until the Series A Note shall be paid in
             --------------------
full, the Borrower shall repay on each Payment Date the outstanding principal amount of the Series A Note, in an amount and during the periods set forth below:

   January 1, 1993 through and including January 25, 1994             $46,154

   January 26, 1994 through and including January 24, 1995            $53,846

   January 25, 1995 through and including January 23, 1996            $61,539

   January 24. 1996 through and including January 28, 1997            $69,231

   January 29, 1997 through and including Maturity Date               $76,923

The remaining principal amount of the Series A Note, together with interest accrued thereon, and any other amounts due and owing to the Lender hereunder or under the other Loan Documents (other than the Series C Note), shall be paid in full, if not sooner paid by application of Pari Passu Distributions paid to the Lender (subject to any subsequent adjustment pursuant to Section 6.1 hereof) or otherwise, on the Maturity Date of the Series A Note.

         (b) Until the Series B Note shall be paid in full, the Borrower shall repay, subject to any subsequent adjustment pursuant to Section 6.1 hereof, on each Quarterly Reconciliation Date the outstanding principal amount of the Series B Note, from Pari Passu Distributions in an amount calculated pursuant to
Section 6.1 hereof. The remaining principal amount, if any, of the Series B Note, together with interest accrued thereon to the extent not forgiven pursuant to Section 6.1(a)(ii)(B), shall be paid in full, if not sooner paid, on the Maturity Date of the Series B Note.

         (c) The entire outstanding principal balance of the Series C Note shall be paid in full, if not sooner paid, on the Maturity Date of the Series C Note.

         2.4 Application of Payments.
             -----------------------

         (a) So long as no Event of Default shall have occurred and be continuing, any amounts received by the Lender for which a priority of application is not provided elsewhere in this Agreement or in the other Loan Documents shall be applied as directed by the Borrower. If an Event of Default has occurred and is continuing, any amounts received by the Lender for which a priority of application is not provided in Section 6.1 or elsewhere in this Agreement or in the other Loan Documents shall be applied to the Borrower's obligations outstanding under the Loan Documents in such manner as directed by the Lender.

         (b) Anything in this Section 2.4 or elsewhere in this Agreement or any other of the Loan Documents to the contrary notwithstanding, if, in the opinion of counsel to the Lender, the application and allocation of payments and proceeds in accordance with the request of the Borrower contravenes any provision of applicable state or federal law or the direction of any court having jurisdiction, then such application and allocation may instead be made in such order of priority as shall be required by such law or court order as the Lender in its election shall determine.

         2.5 Interest Rate.
             -------------

         Interest on the outstanding principal amount of the Series A Note and Series B Note shall accrue at LIBOR or from the Effective Date until receipt of written notice that the Adjusted Rate may be selected, Floating LIBOR, as selected by the Borrower. Upon Borrower's receipt from the Lender of written notice that the Adjusted Rate may be selected, the Borrower's ability to select the Floating LIBOR shall cease, and interest on the outstanding principal amount of the Series A Note and Series B Note shall accrue at LIBOR or the Adjusted Rate, as selected by the Borrower. The Borrower shall select, with respect to a LIBOR Borrowing, the Interest Period applicable to each Borrowing from time to time by giving a Borrowing Notice to the Lender in not less than the Minimum Notice Period. There shall be no more than two Borrowings outstanding at any time and any Floating LIBOR Borrowing or Adjusted Rate Borrowing, as in effect, shall be in an integral multiple of $100,000 and in a maximum amount of $500,000. The unpaid principal amount of each Borrowing shall bear interest at the applicable rate, computed in each case on the basis of a 360-day year for the actual number of days elapsed, (i) in the case of a LIBOR Borrowing, from and including the first day of the Interest Period therefor to, but not including, the last day of such Interest Period; (ii) in the case of a Floating Rate Borrowing, from and including the Effective Borrowing Date to, but not including, the earlier of the first day of an Interest Period of a LIBOR Borrowing into which such Floating LIBOR Borrowing is converted or until paid;
(iii) in the case of an Adjusted Rate Borrowing, from and including the Effective Borrowing Date to, but not including, the earlier of the first day of an Interest Period of a LIBOR Borrowing into which such Adjusted Rate Borrowing is converted or the date the Adjusted Rate is adjusted pursuant to this Section
2.5 (which date for purposes hereof will be deemed to be a new Effective Borrowing Date for such Borrowing) or until paid; and (iv) if Section 2.19(b) shall be applicable, from and including the Effective Borrowing Date of such Prime Rate Borrowing to, but not including, the first day of an Interest Period of a LIBOR Borrowing into which such Prime Rate Borrowing is converted. Interest on Adjusted Rate Borrowings shall be adjusted on the dates specified in the definition of the term "Prime Rate Adjustment" in Section 1.1 hereof and the Prime Rate Adjustment shall remain in effect until the next scheduled adjustment is made. Interest on Prime Rate Borrowings shall change when and as the Prime Rate changes. If the Borrower fails to give a Borrowing Notice in accordance with the provisions hereof, then (a) if the Borrower shall not be entitled to select a Variable Rate by virtue of the following sentence, the Borrowing shall constitute a Prime Rate Borrowing, and (b) in the case of the rollover of a LIBOR Borrowing for which the Interest Period is ending (but subject to the following sentence), the rollover of such Borrowing shall be for the same Interest Period, and principal amount as the Borrowing for which the Interest Period has so ended but in no event shall an Interest Period extend beyond the Maturity Date. The Borrower shall not be entitled to select (and shall not be deemed, in accordance with the previous sentence, to have selected) a Variable Rate if, on the Effective Borrowing Date thereof, there exists an Event of Default which has not been cured or waived in accordance with the terms hereof.

         2.6 Default Interest. From and after the Maturity Date (whether by
             ----------------
acceleration or otherwise) or the date of the occurrence of an Event of Default so long as the Series A Note or Series B Note is outstanding, the entire unpaid principal amount of the Loan shall thereafter bear interest at the Default Rate until such principal amount is paid in full or such Event of Default is otherwise cured or waived. At any time after the Series A Note and Series B Note have been paid in full and while the Series C Note remains outstanding, if any amount is not paid when due under the Series C Note, the entire unpaid principal amount of the Series C Note shall bear interest at the Default Rate from the due date until such principal amount is paid in full or such Event of Default is otherwise cured or waived. Default Interest, if any, shall be due and payable upon demand.

         2.7 Notification of LIBOR.
             ---------------------

         (a) No later than 11:00 a.m. (Charlotte, North Carolina time) on the Business Day following the Lender's receipt of a Borrowing Notice selecting a LIBOR Borrowing given by the Borrower in accordance with the terms and provisions hereof, the Lender, by written, telex or telephone notice, shall advise the Borrower of the Adjusted LIBOR for such LIBOR Borrowing for the LIBOR Interest Period selected in such Borrowing Notice. Such notice shall inform the Borrower whether the Lender or any participants of the Loan are in a reserve position with respect to the requested Borrowing.

         2.8 Interest Payments.
             -----------------

         (a) Generally. Not later than two Business Days prior to a Payment
             ---------
Date, the Lender shall notify the Borrower in writing of the aggregate amount of interest on the Loan to be paid on such Payment Date. Interest shall be payable for the day a Borrowing is made but not for the day of any payment if payment is made in accordance herewith and is received prior to the time, and at the place, provided in Section 2.16 hereof Interest shall be payable in arrears for the Accounting Period immediately preceding the applicable Payment Date.

         (b) Series A Note. Interest on the principal amount of the Series A
             -------------
Note shall be due and payable on each Payment Date and on the Maturity Date for the Series A Note.

         (c) Series B Note. Subject to Section 6.1, interest on the principal
             -------------
amount of the Series B Note shall be due and payable on each Payment Date and on the Maturity Date for the Series B Note.

         (d) Series C Note. No interest, other than Default Interest, if any, on
             -------------
the principal amount of the Series C Note shall accrue or be due and payable.

         2.9  Prepayment. Upon not less than thirty (30) days prior written
              ----------
notice given by an Authorized Representative to the Lender, the Borrower may pay all, or, from time to time any part, of the principal of the Loan at any time outstanding by paying, in addition to the principal amount of such prepayment, all interest accrued on the amount of such prepayment to the date thereof and the amounts, if any, payable under the last sentence of this Section 2.9. Prepayments shall be applied as set forth in Section 2.4. In addition, if a Variable Rate Borrowing is prepaid, voluntarily by the Borrower or because of acceleration of the Maturity Date pursuant to the Loan Documents, or for any other reason, the Borrower shall reimburse the Lender, and any participants of the Loan, for any loss incurred or to be incurred pursuant to Section 2.11 hereof.

         2.10 Lending Installations. The Lender, and each participant of the
              ---------------------
Loan, may book each LIBOR Borrowing at any Lending Installation selected by it from time to time and may change the Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation. If, prior to the date that the Lender, or any participant of the Loan, books a LIBOR Borrowing at a particular Lending Installation, the Lender, or such participant, has knowledge of any taxes provided for in Section 2.12 hereof or any sums provided for in Section 2.13 that would be payable by the Borrower by reason of the Lender's or such participant's booking such LIBOR Borrowing at such Lending Installation that would not be payable by the Borrower or that would be reduced if such LIBOR Borrowing were booked at an alternative Lending Installation at which the Lender, or such participant, may lawfully book such LIBOR Borrowing without otherwise incurring, in its reasonable judgment, material liabilities, obligations or risks, then, notwithstanding the provisions of Section 2.12 and 2.13, the Borrower's obligations to the Lender, or such participant, under such Sections with respect to such LIBOR Borrowing shall be limited to the amount that the Borrower would have incurred under such Sections had the Lender, or such participant, booked such LIBOR Borrowing at such alternative Lending Installation.

         2.11 Failure to Pay or Borrow on Certain Dates. If, whether by
              -----------------------------------------
prepayment or by acceleration of the Maturity Date or otherwise, any payment, in full or in part, of the principal amount of a LIBOR Borrowing occurs on a date which is not the last day of the applicable Interest Period, the Borrower will indemnify the Lender, and any affected participant of the Loan, for any losses and costs incurred by it resulting therefrom, including, without limitation, any loss in liquidating or employing deposits acquired to fund or maintain a LIBOR Borrowing, as calculated as provided in Section 2.14 hereof.

         2.12 Taxes.
              -----

         (a) In the event the Borrower shall be required by law to deduct and withhold any taxes (as hereinafter defined) from amounts payable hereunder, the Borrower shall be entitled to do so, provided it shall provide a statement setting forth the amount of taxes withheld, the applicable rate and any other information which may reasonably be requested for the purpose of assisting the Lender from whom taxes were withheld to obtain any allowable credits or deductions for the taxes so withheld in each jurisdiction in which it is subject to tax. However, the Borrower shall not withhold taxes from payments required to be made to the Lender so long as the Lender is a corporation organized under the laws of the United States or any state or territory thereof or is permitted by law to file and keep in effect and has on file and in effect with the Borrower such duly executed form(s) or statement(s) which may, from time to time, be prescribed by law and which, pursuant to applicable provisions of (i) an income tax treaty between the United States and the country of residence of the Lender, (ii) the U.S. Internal Revenue Code of 1986, as amended, or (iii) any applicable rules or regulations, permit the Borrower to make such payments free of withholding. The term "taxes" shall mean any taxes,
                                                  -----
levies, imports, duties, fees, assessments or other charges of whatever nature, now or hereafter imposed on the Lender by any jurisdiction or by any department, agency, state or other political subdivision thereof or therein. Notwithstanding the foregoing, the Borrower agrees to make to the Lender, if the Borrower has withheld taxes pursuant to the foregoing, such payments as may be necessary to insure that the Lender receives the full amount payable to it by the Borrower under this Agreement unless the Lender fails to complete and deliver to the Borrower as soon as reasonably practicable such form(s) or statement(s) reasonably requested by the Borrower. All stamp, documentary and intangible taxes shall be paid by the Borrower. If, notwithstanding the foregoing, the Lender pays any such taxes, the Borrower will reimburse the Lender for the amount paid if, as and to the extent such reimbursement is permitted by applicable law. The Borrower will furnish to the Lender official tax receipts or other evidence of payment of all such taxes.

         (b) If the Borrower shall be required to make any payment to the Lender under this Section 2.12 and if the Lender is able, in its reasonable opinion, to claim any deduction, credit, offset, allowance, reduction in net tax payable or similar tax benefit by reason of such payment, the Lender will promptly reimburse the Borrower for the amount of such benefit. As and to the extent that the Borrower may be able to mitigate or reduce the amount of any such payments under the provisions of any treaty, law or other governmental regulation, the Lender will render, at the expense of the Borrower, whatever reasonable assistance may be required to effect such mitigation or reduced payment.

         2.13 Yield Protection.
              ----------------

         (a) If, on or after February 7, 1990, any law or any governmental rule, regulation, policy, or directive having the force of law, or any interpretation thereof (collectively, "Bank Regulatory Requirement"), or compliance by the Lender with such Bank Regulatory Requirement:

              (i) imposes or increases or deems applicable with respect to the making, funding or maintaining of any portion of the Loan hereunder any reserve (including, without limitation, any increase in reserves required under Regulation D during any period in which such reserves are payable by the Borrower), assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, the Lender or any applicable Lending Installation; or

              (ii) imposes any other condition (excluding (A) taxes payable by the Borrower under Section 2.12; (B) taxes imposed on or measured by net income or alternative minimum taxable income or taxable assets in lieu of income by the jurisdiction of incorporation or the jurisdiction in which are located the principal executive offices of the Lender, each taxing jurisdiction therein, and the United States; (C) taxes imposed on the Lender pursuant to Section 884 of the Internal Revenue Code of 1986; and (D) taxes imposed on the Lender to the extent the tax would have been imposed if the Lender had not engaged in the transaction contemplated by this Agreement), the result of which is to increase the cost actually incurred by the Lender or any applicable Lending Installation of making, funding or maintaining the Loan hereunder or to reduce any amount actually received by the Lender or any applicable Lending Installation in connection with the Loan hereunder, or requires the Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of the Loan hereunder held or interest received by it which payment is actually made, by an amount reasonably deemed material by the Lender; or

              (iii) affects the amount of capital required or expected to be maintained by the Lender, or any Corporation which controls the Lender, with respect to the making, funding or maintaining of the Loan hereunder and the Lender determines the amount of capital required is increased by or based upon the existence of this Agreement (taking into consideration the Lender's policies with respect to capital adequacy immediately prior to the effective date of such Bank Regulatory Requirement and the extent to which the Lender's capital was utilized prior to such effective date);

then, in any of such events, the Borrower shall pay, without duplication, to the Lender and, in the event the Lender is entitled to payment hereunder, to any similarly affected participant of the Loan, that portion of such increased expense actually incurred and paid or reduction in amount received (collectively, "Yield Protection Amounts") which the Lender or such participant reasonably determines is attributable to making, funding and maintaining its interests in the Loan; provided, however, that no participant shall receive any Yield Protection Amount for its portion of the Loan in excess of the Yield Protection Amount which the Lender would have received on a portion of the Loan identical in principal amount to that held by the participant. The Borrower shall pay any Yield Protection Amount within thirty (30) days after the effective date of a notice therefor (a "Yield Protection Notice") from Lender describing in reasonable detail the Bank Regulatory Requirement as a result of which such Yield Protection Amount is due and showing the aggregate amounts by category of Yield Protection Amounts (1) currently payable for which payment is then being first requested, and (2) not currently payable but if not contrary to any law or policy of the Lender or such participant concerning such disclosure, contemplated to be payable during the period of twenty-four (24) consecutive months following the date of such notice, calculated on the assumption the Yield Protection Amounts for which compensation is then being sought will continue to be compensable under this Section 2.13(a) as then contemplated during such 24-month period, provided that such estimates shall not be binding on the Lender or such participant. The Borrower shall have no obligation to pay the Lender or such participant any Yield Protection Amounts under clauses (i), (ii) or (iii) above that accrue or shall have accrued prior to the effective date of the initial Yield Protection Notice from the Lender with respect to such Bank Regulatory Requirement.

        (b) The Lender will use reasonable efforts, and will contractually oblige participants of the Loan to use similar efforts, consistent with their respective bank policies and procedures, in an attempt to minimize or eliminate the obligation of the Borrower to pay any Yield Protection Amounts by booking Borrowings in a different Lending Installation or taking other reasonable and appropriate actions; provided, however, that neither the Lender nor any participant of the Loan nor any Lending Installation will be obligated to suffer or incur any economic, financial or regulatory costs, expenses or other disadvantages whatsoever by reason of their obligation contained in this Section 2.13(b) except in the case of costs and expenses which are reimbursed by the Borrower.

        (c) The Lender represents that, to the best of its knowledge, its retained share of the Loan does not, as of the date hereof, result in any Yield Protection Amounts being due and owing as a result of such Borrowings, other than recording, filing, intangible, mortgage, franchise and other taxes that are or would be due and owing in the jurisdictions in which the collateral for the Loan is located as a result of or in connection with the acceptance of such collateral.

        2.14 Certificates; Survival of Indemnity. A certificate of the Lender
             -----------------------------------
as to the amount due under Sections 2.11, 2.12 or 2.13 hereof shall be conclusively presumed to be correct in the absence of manifest error, and the Borrower shall pay the Lender or such participant all amounts specified in such certificate. The Lender shall provide the certificate, whether the amount specified is due to it or to a participant of the Loan, and the Lender will, or will cause such participant of the Loan to, on request, provide evidence to the Borrower supporting such certificate. Determination of amounts payable under such Sections in connection with a Variable Rate Borrowing shall be calculated (to the extent that such calculation is applicable to the determination of the amounts payable) and due and payable if and only if the Lender or such participant funded its share of the actual or anticipated Variable Rate Borrowing through the purchase of a deposit of the type, maturity and amount corresponding to the deposit used in determining the LIBOR applicable to the Variable Rate Borrowing. Unless otherwise provided herein, the amount specified in the certificate shall be payable within thirty (30) days of demand by the Lender, which demand shall include such certificate if such certificate was not theretofore delivered to the Borrower. The obligations under Sections 2.11,
2.12 and 2.13 hereof shall survive re-payment of the Loan and termination of this Agreement.

        2.15 Telephonic Notices. The Lender is hereby authorized to effect
             ------------------
Borrowings based on telephonic Borrowing Notices made by any Person the Lender in good faith believes to be an Authorized Representative acting on behalf of the Borrower. If requested by the Lender, the Borrower agrees to confirm promptly any telephonic Borrowing Notice in writing signed by an Authorized Representative. If the written confirmation differs in any material respect from the action taken by the Lender, the records of the Lender shall govern, absent manifest error.

        2.16  Method of Payment.
              -----------------

        (a) The Borrower shall pay to the Lender, without setoff or counterclaim or any deduction whatsoever, at its address specified below (or such other address as the Lender may specify by written notice to the Borrower), all amounts payable by the Borrower to the Lender and any participants of the Loan under the Loan Documents, in immediately available funds, not later than 2:00 P.M. (local time at Charlotte, North Carolina or any other place of payment specified by the Lender) on the date when due. Unless otherwise notified by the Lender, the address of the Lender for the purpose of payments hereunder is:

                  NationsBank of Georgia, National Association
                  c/o AMRESCO-Institutional, Inc.
                  101 North Tryon Street, NCI-001-13-20
                  Charlotte, North Carolina 28255
                  Attention: Real Estate Loan Administration
                  ABA No. 053000196
                  Reference: Marriott Diversified American Hotels, L.P.

        (b) The Borrower shall satisfy its obligation to make payments of principal and interest by paying the Lender, when due, in the manner provided in
Section 2.16(a), one hundred percent (100%) of the principal and interest payments due on the Loan, and it shall be the obligation of the Lender to forward to any participant to which it has assigned or transferred any of its interest in the Loan such participant's required share of any such principal or interest payment.

        2.17 General Provisions Concerning Loan. All interest shall be computed
             ----------------------------------
for the actual number of days elapsed on the basis of a 360-day year. Except as otherwise provided in the definition of LIBOR Interest Period, if any payment of principal of or interest on a Note becomes due and payable on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, in the case of principal, interest thereon shall be payable at the then applicable rate during such extension.

        2.18 Restructuring Fees. On the Closing Date, the Borrower shall pay
             ------------------
to the Lender a fee for entering into this Agreement the sum of $1,000,000. Such fee shall be fully earned when due and non-refundable when paid.

        2.19  Change in Circumstances Affecting Variable Rate Borrowings.
              ----------------------------------------------------------

        (a) If with respect to any Variable Rate Borrowing for any Interest Period, the Lender determines in good faith that deposits in Dollars (in the applicable amount) are not being offered to the Lender in the relevant market for such Interest Period, the Lender shall forthwith give notice thereof to the Borrower, whereupon until the Lender notifies the Borrower that the circumstances giving rise to such situation no longer exist, the obligations of the Lender to make such type of Variable Rate Borrowings shall be suspended.

        (b) If any applicable law, rule or regulation, or any change therein, or any interpretation or change in interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Lender with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency, shall make it unlawful or impossible for the Lender to make, maintain or fund its Variable Rate Borrowings, the Lender shall so notify the Borrower. Before giving any notice to the Borrower pursuant to this Section, the Lender shall designate a different Lending Installation if such designation will avoid the need for giving such notice and will not, in the reasonable judgment of the Lender, be otherwise materially disadvantageous to the Lender. Upon receipt of such notice, notwithstanding anything contained in this Article 2, the Borrower shall repay in full the then outstanding principal amount of each Variable Rate Borrowing so affected, together with accrued interest thereon (provided, however, that such repayment shall not constitute a prepayment for purposes of this Agreement), on either (i) the last day of the then current Interest Period applicable to such Variable Rate Borrowing so affected if the Lender may lawfully continue to maintain and fund such LIBOR Borrowing to such day, or (ii) the date immediately preceding the date on which the Lender may not lawfully continue to fund and maintain such Variable Rate Borrowing. Concurrently with repaying each Variable Rate Borrowing of the Lender, notwithstanding anything contained in this Article 2 hereof, the Borrower shall borrow a Prime Rate Borrowing from the Lender in the amount of such Variable Rate Borrowing required to be prepaid and the Lender shall make such Borrowing available in such amount.

        (c) If notice has been given pursuant to this Section 2.19 suspending the obligation of the Lender to make any type of Variable Rate Borrowing, or requiring any Variable Rate Borrowing to be repaid or prepaid, then, unless and until the Lender notifies the Borrower that the circumstances giving rise to such repayment no longer apply, all Borrowings which would otherwise be made as the type of Variable Rate Borrowings affected shall be made instead as a Prime Rate Borrowing.

        2.20 Limitation of Liability. Notwithstanding anything to the contrary
             -----------------------
contained in this Agreement or in any of the other Loan Documents, the Lender agrees to satisfy any judgment obtained against the Borrower by the exercise of the rights of the Lender under the Loan Documents; no other property or assets of the Borrower or any general partner or limited partner of the Borrower, nor any Affiliate of the Borrower or of any general partner or limited partner of the Borrower, except pursuant to the Foreclosure Guarantee or the Direct Access Agreement, shall be subject to levy, execution or other enforcement procedures for the satisfaction of the payments required under the Notes, the Mortgages or for the performance of any other covenants or warranties contained herein or under the other Loan Documents. The Lender shall not bring any action to obtain a deficiency judgment against the Borrower or the general or limited partners of the Borrower, or any officers, directors, employees or Affiliates thereof (provided, however, this shall in no way limit the rights, powers and privileges of the Lender pursuant to the Foreclosure Guarantee or the Direct Access Agreement). Nothing contained herein shall: (i) constitute a waiver of any obligation evidenced by the Notes, the Loan Documents, or secured by the Mortgages, or in any way be construed to release or impair the liens and interests of the Mortgages, or the indebtedness evidenced by the Notes, (ii) limit the right of the Lender to bring an action to judicially foreclose the liens and interests of the Mortgages, or to confirm any foreclosure or sale pursuant to any power of sale contained in the Mortgages. or limit the right of the Lender to exercise its remedies under the other Loan Documents, subject to the terms of this Section 2.20, or (iii) affect the right of the Lender to bring any action under the Foreclosure Guarantee and the Direct Access Agreement and satisfy any judgments obtained against any of the assets of the guarantors pursuant to the terms and conditions of the Foreclosure Guarantee and the Direct Access Agreement.

        Notwithstanding the foregoing, the Borrower and any general partner of the Borrower shall remain and be fully liable to the Lender for any loss or damage suffered by the Lender as a result of:

                (i) fraud or intentional damage or waste to any of the Mortgaged Hotels, by the Borrower;

                (ii) the Borrower's retention of rents, room revenues or other income which constitutes collateral hereunder arising with respect to the Mortgaged Hotels, which is collected by the Borrower after the Lender has given notice to the Borrower that an Event of Default has occurred (to the full extent of any such rents or other income retained and collected by the Borrower in violation of the terms of the Loan Documents);

                (iii) failure to pay ad valorem taxes in violation of the terms of the Mortgages;

                (iv) any claims, liabilities, damages, costs and expenses resulting from violation of any federal, state or local laws, rules, regulations, or ordinances involving hazardous materials or substances located on, in or under any of the Mortgaged Hotels;

                (v) the Borrower's misapplication or misappropriation of any proceeds received by the Borrower pursuant to any insurance policies or condemnation proceeds or awards, in violation of the terms of the Mortgages;

                (vi) any sale, transfer or voluntary encumbrance of the Mortgaged Hotels or any portion thereof or any interest therein, or the FF&E, except as expressly permitted in Section 8. 1 of this Agreement or as otherwise permitted herein or in the other Loan Documents, or with the prior written consent of the Lender:

                (vii) failure to maintain insurance in violation of the terms of this Agreement or the Mortgages, and

                (viii) failure of the Borrower to comply with Section 6.1(b) hereof

        Notwithstanding the foregoing, the Sellers shall remain fully liable for the obligations, liabilities, representations, warranties and indemnifications contained in the Purchase Agreement which survive the date hereof as provided therein, and the Lender shall have recourse against the Sellers to the extent assigned to the Lender in the Purchase Agreement Assignment.

                                    ARTICLE 3

                              CONDITIONS PRECEDENT

        3.1 Conditions Precedent to Effectiveness of Agreement. The
            --------------------------------------------------
effectiveness of this Agreement, including without limitation, the waivers contained in Section 2.1(e), is subject to the satisfaction of the following conditions precedent, as determined in the Lender's sole judgment:

        (a)  Authorization, Execution and Delivery of Documents. The following
             --------------------------------------------------
documents shall have been duly authorized, executed and delivered by the respective parties thereto, shall be in full force and effect on the Closing Date without any event or condition having occurred or existing which constitutes, or with the giving of notice or lapse of time or both would constitute, a default thereunder or breach thereof or would give any party thereto the right to terminate any thereof:

                (i)   this Agreement;

                (ii) Series A Note, substantially in the form of Exhibit A hereto;

                (iii) Series B Note, substantially in the form of Exhibit A hereto;

                (iv) Series C Note, substantially in the form of Exhibit A hereto;

                (v) Mortgage/Assignment Modification, substantially in the form of Exhibit B hereto, with respect to each Mortgage (with such modifications as may be necessary to match the section references of the various Mortgages, to convert to a mortgage and otherwise to meet the recording and other requirements of the appropriate state) and evidence of the recordation thereof in the appropriate records in each State in which a Hotel is located;

                (vi) Acknowledgment executed by each of the participants granting its consent under its participation agreement;

                (vii) Management Agreement, substantially in the form of Exhibit C hereto;

                (viii) Management Agreement Assignment, substantially in the form of Exhibit D hereto, and in recordable form for recordation in the appropriate records in each State in which a Hotel is located;

                (ix) Cash Collateral Agreement, substantially in the form of Exhibit E hereto:

                (x) Reaffirmation of Foreclosure Guarantee, substantially in the form of Exhibit F hereto;

                (xi) Direct Access Agreement, substantially in the form of Exhibit G hereto;

                (xii) Line of Credit and Reimbursement Agreement, substantially in the form of Exhibit H hereto;

                (xiii) Marriott Subordination Agreement, substantially in the form of Exhibit I-1 hereto, from Marriott;

                (xiv) Manager Subordination Agreement, substantially in the form of Exhibit I-2 hereto, from the Manager;

                (xv)   GP Subordination Agreement, substantially in the form of
        Exhibit 1-3 hereto from the General Partner;

                (xvi) Assignment of that certain Closing and Indemnity Agreement dated as of February 8, 1990 by and between Marriott and Borrower; and

                (xvii) A release executed by International with respect to any accrued but unpaid Incentive Management Fees or Contingent Incentive Management Fees (as each term is defined in the Management Agreement).

        (b) Proceedings. All corporate and other proceedings taken or to be
            -----------
taken in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in substance and form to the Lender, and the Lender shall have received all such counterpart originals or certified or other copies of such documents as reasonably requested. In this connection, each Loan Party shall deliver to the Lender:

            (i) Certified copies (certified by the respective Secretary or Assistant Secretary of each Loan Party that is a corporation and the general partner of the Loan Party that is a partnership (each such Person shall be the "Authenticating Person" with respect to such Loan Party)) of all corporate or other necessary action taken by each Loan Party to authorize the execution, delivery and performance of the Loan Documents to which it is a party;

            (ii)(A) Certified copies certified by an Authenticating Person (I) with respect to each Loan Party that is a corporation, the articles of incorporation certified by an appropriate authority (acceptable to the Lender) of the jurisdiction of its incorporation and by-laws of such Loan Party: and
(II) with respect to the Loan Party that is a partnership, the current partnership agreement governing such Loan Party; (B) with respect to each Loan Party, a certificate of existence or other good standing certificate issued by the Secretary of State of the jurisdiction in which such Loan Party was formed, its principal place of business and in each State in which a Hotel is located, and (C) certificates of incumbency and specimen signatures signed by the appropriate Authenticating Person with respect to each of the officers or other Persons of each Loan Party who are authorized to execute and deliver the Loan Documents to which such Loan Party is a party.

        (c) Filings and Recordings. All Uniform Commercial Code financing
            ----------------------
statements and other documents or memoranda, if any, in respect thereof, necessary or advisable, in the opinion of the Lender, shall have been duly filed or recorded including without limitation those statements listed on Schedule 3.1(c) attached.

        (d) Real Estate Documents. With respect to the Mortgages, all reports,
            ---------------------
searches, evaluations, agreements and such other documents as the Lender may request shall have been delivered to the Lender in form and substance satisfactory to the Lender including without limitation the following:

                (i) Title update reports, endorsements and related documents including without limitation, (A) title examination update and title insurance endorsement commitment; (B) A copy of each title exception revealed by the title examination update and the title insurance endorsement and (C) Title insurance endorsements as reasonably requested by Lender with respect to each of Lender's existing mortgagee title insurance policies, including without limitation, a datedown endorsement and endorsement with respect to increased principal amount of the Loan;

                (ii) Estoppel certificates and estoppel agreements from
        (A) the Ground Lessors with respect to the following: (I) the Fairview Parking Garage Lease, (II) the Underlying Lease; and (III) the Fullerton, California Lease and (B) the co-beneficiaries with Borrower with respect to certain other Permitted Encumbrances affecting each of the Mortgaged Hotels, including, without limitation: (I) the Declaration of Easements, as referenced in the Fairview Parking Garage Lease, (II) the Reciprocal Easement Agreement, as referenced in the Fairview Parking Garage Lease,
        (III) the Declaration of Protective Covenants for Vanguard Center (Raleigh, North Carolina Hotel) and (IV) the Reciprocal Easement Agreement (Livonia, Michigan Hotel);

                (iii) A certificate of no change from the Borrower, in form acceptable to the Title Insurer to remove the survey exception from the endorsement;

                (iv)  Current schedules of Space Leases and Equipment
        Leases (defined as to each Mortgaged Hotel, by each of the applicable Assignment of Leases dated February 7, 1990, as amended by each Mortgage/Assignment Modification);

                (v) Amended Fixture Financing Statements in appropriate form to meet the requirements of the applicable state with respect to each of the Mortgages, executed by Borrower; and

                (vi) Evidence of compliance with actions required by Schedule A of the agreement described in item 3.1(a)(xv).

        (e) Opinions of Counsel. The Lender shall receive a favorable opinion
            -------------------
satisfactory to the Lender from each of the following:

                (i) Hogan & Hartson, special counsel to the Loan Parties, and Christopher G. Townsend, in-house counsel to the Loan Parties such opinions collectively to cover the matters in form and substance set forth in Exhibit J attached hereto;

                (ii) Kennedy, Covington, Loudell & Hickman, local counsel to the Loan Parties for the State of North Carolina, such opinion substantially in the form of Exhibit K attached hereto;

                (iii) Honigman, Miller, Schwartz and Cohn, local counsel to the Loan Parties for the State of Michigan, such opinion substantially in the form of Exhibit K attached hereto;

                (iv) Jones, Day, Reavis & Pogue, local counsel to the Loan Parties for the State of Ohio, such opinion substantially in the form of Exhibit K attached hereto;

                (v) Hogan & Hartson, local counsel to the Loan Parties for the Commonwealth of Virginia, such opinion substantially in the form of Exhibit K attached hereto; and

                (vi) Washburn, Brisco & McCarthy, local counsel to the Loan Parties for the State of California, such opinion substantially in the form of Exhibit K attached hereto.

        (f) Insurance. The Lender shall have received a certificate of insurance
            ---------
and, if requested, copies of each of the policies of insurance covering the Hotels, together with loss payable clauses, which comply with the terms of the relevant Loan Documents and a certificate of insurance setting forth compliance with Section 7.2 hereof and a letter from the Manager describing in reasonable detail its self-insurance program on behalf of the Borrower in effect on the Closing Date and as permitted under Section 7.2 hereof

        (g) Search Reports. The Lender shall have received favorable UCC, tax,
            --------------
judgment and lien search reports with respect to the Borrower and any appropriate Loan Party in all necessary or appropriate jurisdictions and under all legal and appropriate trade names indicating that there are no prior Liens other than Permitted Liens.

        (h) Accounts. The Borrower shall establish the Concentration Account,
            --------
the FF&E Account and the Debt Service Reserve at the Lender and shall deposit, in immediately available funds $3,000,000 in the Debt Service Reserve and any balance in the Borrower's accounts with Merrill Lynch (as identified in the Cash Collateral Agreement) in the Concentration Account and any balance of the existing hotel FF&E account into the FF&E Account.

        (i) Restructuring Fee. The Borrower shall pay to the Lender in
            -----------------
immediately available funds a restructuring fee equal to $1,000,000 in respect of the transactions contemplated by this Agreement.

        (j) Payments. The Borrower shall pay in immediately available funds
            --------
$2,884,080 to the Lender as partial satisfaction of the early termination fee due and payable under the Swap Agreement and the amount specified in Schedule 3.1(j) for application hereunder as set forth in such Schedule 3.1(j).

        (k) Appraisal Fees. The Borrower shall pay in immediately available
            --------------
funds $46,500 to NationsBank of Georgia, National Association for the preparation of appraisals of the Mortgaged Hotels.

        (l) Mortgage Recording Taxes and Fees. The Borrower shall pay to Lender
            ---------------------------------
in immediately available funds all mortgage recording taxes and fees in connection with the filing and recording of the documents required herein.

        (m) Termination of Debt Service Guaranty. The Lender shall acknowledge
            ------------------------------------
the termination of the Debt Service Guaranty and Marriott shall provide a release in connection therewith


                                    ARTICLE 4

                          REPRESENTATIONS AND WARRANTIES

        In order to induce the Lender to enter into this Agreement and to disburse the Loan, the Borrower represents and warrants to the Lender that:

        4.1 The Borrower. The Borrower is a duly organized and validly
            ------------
existing limited partnership under the laws of the State of Delaware and has the power and authority to own its properties and other assets and to transact the business in which it is now engaged or proposes to engage and to transact such business in the jurisdictions in which the Mortgaged Hotels are located. The Borrower has entered into this Agreement for its partnership business purposes The General Partner is the sole general partner of the Borrower.

        4.2 Ownership by Marriott. The General Partner and the Manager are
            ---------------------
direct or indirect, wholly-owned subsidiaries of Marriott except with respect to
                                                          ------
the Manager as otherwise permitted by Section 7 of the Management Agreement Assignment

        4.3 Authorization and Execution. The Borrower has the power and
            ---------------------------
authority to execute, deliver and carry out the terms and provisions of the Loan Documents (other than the Foreclosure Guarantee and the Direct Access Agreement), the Management Agreement, the Purchase Agreement, and to carry out the terms of the Ground Leases. The execution, delivery and performance by the Borrower of the Loan Documents (other than the Foreclosure Guarantee and the Direct Access Agreement), the Management Agreement, the Purchase Agreement and the performance of the Ground Leases and the borrowings hereunder have been duly authorized by all requisite action by and on behalf of the partners of the Borrower, and this Agreement and the other Loan Documents (other than the Foreclosure Guarantee and the Direct Access Agreement), the Management Agreement, the Purchase Agreement and the Ground Leases are valid and binding obligations of the Borrower, enforceable in accordance with their respective terms.

        4.4 Compliance with Other Instruments. Except for defaults, conflicts
            ---------------------------------
and breaches that do not materially and adversely affect the Borrower's right, authority and ability to perform its obligations under the Loan Documents or materially impair the Lender's rights, remedies or security under the Loan Documents, (a) after giving effect to Section 2.1(e), the Borrower is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any evidence of Indebtedness of the Borrower or contained in any instrument under or pursuant to which any such evidence of Indebtedness has been issued or made and delivered or contained in any FF&E Lease, Telephone Lease or TV System Lease; and (b) neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the terms, conditions and provisions hereof and of the other Loan Documents, nor the operation by the Borrower of the Hotels conflicts or will conflict with or results or will result in a breach of any of the terms, conditions or provisions of the Partnership Documents or of any agreement or instrument to which the Borrower is a party or otherwise bound or to which any of its properties or other assets is subject, or of any order or decree of any court or governmental instrumentality, or of any arbitration award, franchise or permit, or constitute a default thereunder or, except as contemplated hereby, result in the creation or imposition of any Lien upon any of the properties or other assets of the Borrower.

        4.5 Consents. No consent, order, authorization or approval of, or
            --------
exemption by, or registration, declaration or filing with any Person (including, without limitation, any or all of the partners of the Borrower other than the General Partner signing the Loan Documents on its behalf) and no waiver of any right by any Person is required to authorize or permit, or is otherwise required in connection with, the execution, delivery and performance by the Borrower of this Agreement or the Notes or any of the other Loan Documents or in connection with the validity and priority of any Liens granted thereunder (except for such consents, orders, authorizations, approvals, registrations, declarations, filings or exemptions as have been obtained or accomplished by the Borrower).

        4.6 Financial Statements. The financial statements ("Financial
            --------------------
Statements") of the Borrower furnished to the Lender from time to time shall present fairly the financial position of the Borrower determined in accordance with the method of accounting required herein with respect to such Financial Statements. Except as disclosed by or reserved against in the Financial Statements, the Borrower shall have no material contingent liabilities, including material disputed or contingent liabilities for taxes, or any unrealized or anticipated losses. In the case of each Borrowing under this Agreement, the same representations and warranties as are set forth in this
Section 4.6 shall also be deemed to have been made in respect of the then most recent Financial Statements furnished to the Lender, subject in the case of interim Financial Statements to normal year-end audit adjustments.

        4.7 No Material Changes. There has been no material adverse change in
            -------------------
the business, properties or other assets or in the condition, financial or otherwise, of the Borrower, or its assets and properties since December 31, 1992.

        4.8 Title to Properties. The Borrower has and shall at all times have,
            -------------------
with respect to all Mortgaged Hotels, good title to (a) the Hotel Property (except, in the case of the Leased Hotels and any portion of any Partially Leased Hotel that is the subject of a Ground Lease, the Land underlying the Hotel) and (b) the leasehold estate under each Ground Lease, subject only to the Permitted Exceptions, and good title to the related FF&E (or, in the case of FF&E permitted to be leased to the Borrower hereunder, a good and valid leasehold interest in such FF&E) and all other related properties and related assets that serve as collateral for the Loan and are reflected in the then most recent

Financial Statements, or acquired by the Borrower after such date (excepting, however, related personal property sold or otherwise disposed of in the ordinary course of business subsequent to such date), in each case free and clear of all Liens except Liens securing the Loan or Liens otherwise permitted by this Agreement (including, without limitation, Liens being contested by the Borrower as permitted hereunder).

         4.9  Leases. None of the collateral security for the Loan is held by
              ------
the Borrower as lessee under any lease or as conditional vendee under any conditional sales contract or other title retention agreement, except as otherwise disclosed in the Financial Statements and except for the Ground Leases, the FF&E Leases, the TV System Leases and the Telephone Leases and any other leases permitted in this Agreement or in any other Loan Document. The Ground Leases are in full force and effect, have not been modified except as permitted under this Agreement and the Borrower is not in default thereunder.

         4.10  Full-Service Marriott Hotels. Pursuant to the Management
               ----------------------------
Agreement, the Borrower possesses rights adequate for the conduct of the operation of the Mortgaged Hotels as Marriott full-service hotels in substantially the same manner as other full-service Marriott hotels owned, leased or managed by the Manager or a Marriott Affiliate in the United States.

         4.11  Litigation. Except as expressly disclosed in Schedule 4.11
               ----------
attached hereto, there are no actions, suits, investigations or proceedings (whether or not purportedly on behalf of the Borrower) pending or, to the knowledge of the Borrower, threatened, and no judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or Governmental Authority against or affecting the Borrower or the Hotels, or any other of the assets or properties of the Borrower at law or in equity or before or by any Governmental Authority or before any arbitrator of any kind, which involve the possibility, in Borrower's reasonable judgment, of liability in excess of $1,000,000.00 or of any material adverse effect on the business, operations, prospects, properties or other assets or in the condition, financial or otherwise, of the Borrower or the Mortgaged Hotels.

         4.12  Burdensome Provisions. The Borrower is not a party to or
               ---------------------
otherwise bound by any agreement or instrument or subject to any other restriction or any judgment, order, writ, injunction, decree, award, rule or regulation which materially and adversely affects the business, operations, prospects, properties or other assets, or the condition, financial or otherwise, of the Borrower or the Mortgaged Hotels.

         4.13  Force Majeure. None of the Mortgaged Hotels or other business,
               -------------
properties or assets of the Borrower have been materially and adversely affected in any way as the result of any fire or other casualty, strike, lockout or other labor trouble, embargo, shortage, confiscation, condemnation, riot, civil disturbance, activity of armed forces, or act of God since the date of the most recent Financial Statements which shall have been delivered to the Lender.

         4.14  Tax Liability. The Borrower has filed all tax returns which are
               -------------
required to be filed and has paid all taxes (including interest and penalties), if any, which have become due by the Borrower pursuant to such returns or pursuant to any assessment or notice of tax claim or deficiency received by it, except for claims contested in good faith by the Borrower with respect to which adequate reserves have been set aside on the Borrower's books. All tax liabilities were adequately provided for at the end of the most recent Fiscal Year of the Borrower and are now so provided for on the books of the Borrower. No material tax liability has been asserted by the Internal Revenue Service or any other taxing authority for taxes (or interest or penalties thereon) in excess of those already paid, except for claims contested in good faith by the Borrower with respect to which adequate reserves have been set aside on the Borrower's books.

         4.15  Distributions. Except as reflected in the Financial Statements
               -------------
furnished by the Borrower to the Lender, the Borrower has not applied any of its funds as a distribution to its partners, or any of them.

         4.16  Regulation U, etc. The Borrower does not own any margin stock as
               -----------------
defined in Regulation U (12 CFR, Chapter II Part 207) of the Board of Governors of the Federal Reserve System. None of the proceeds of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for any other purpose which might constitute this transaction a purpose credit within the meaning of such Regulation U. Neither the Borrower nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the Notes to violate Regulation U or any other regulation of the Board of Governors of the Federal Reserve System.

         4.17  Compliance with Law; Environmental Matters. The Mortgaged Hotels
               ------------------------------------------
are in compliance in all material respects with all Laws, and the Borrower and all of the Borrower's other assets and properties relating to the Mortgaged Hotels are in compliance, in all material respects, with all applicable requirements of law and all applicable rules and regulations of each Governmental Authority. Without limiting the generality of the foregoing, except as set forth in the Phase I Environmental Site Assessment Reports prepared by SCS Engineers in October, 1989 (true and complete copies of which have been delivered to the Lender), to the best of the Borrower's knowledge, no hazardous or toxic waste or substance or other hazardous, toxic or harmful materials of any kind or nature have ever been stored on, present at or removed from any or all of the Mortgaged Hotels, except for customary quantities of pesticides, cleaning materials, fuels for power equipment and portable cooking equipment, waste oils from heating, cooling and other equipment which may be periodically removed from the Mortgaged Hotels, and other like items customarily used in the course of cleaning, maintaining and operating the Mortgaged Hotels and stored in compliance with applicable Laws. Except as specified in Schedule 4.17 hereof, the Borrower has complied in every respect with the maintenance plan described in Section 5.15 for the Hotel Property located in Dayton, Ohio.

         4.18  Permits and Licenses. No proceedings are pending or, to the
               --------------------
Borrower's knowledge, threatened with respect to the revocation or suspension of any material permits, licenses and approvals issued with respect to the Mortgaged Hotels and such permits, licenses and approvals shall not be altered or amended, nor shall the Borrower make any attempt to alter or amend the same, in any material and adverse respect, without the prior written consent of the Lender. Schedule 4.18 is a true, correct and complete list of all material permits, licenses and approvals issued or required with respect to the Mortgaged Hotels and all such permits, licenses and approvals are in full force and effect.

         4.19  No Notices. No notice has been issued to the Borrower nor, to the
               ----------
Borrower's knowledge, threatened, by any Governmental Authority that any of the Mortgaged Hotels violates or does not comply with any Laws in any material respect.

         4.20  Disclosure. To the best of Borrower's knowledge, neither this
               ----------
Agreement nor any document, certificate or Financial Statement furnished to the Lender by or on behalf of the Borrower in connection herewith contains any untrue statement of a material fact or, to the best of Borrower's knowledge, omits to state any material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact known to the Borrower which materially adversely affects the business, operations, prospects or financial condition of the Borrower or the Mortgaged Hotels which has not been set forth in this Agreement or the Memorandum or in other documents, certificates and Financial Statements furnished to the Lender by or on behalf of the Borrower in connection with the transactions contemplated hereby.

         4.21  Equity Contributions. The limited partners of the Borrower have
               --------------------
contributed in cash, as equity, $39,891,044. Not less than 412 limited partner units have been purchased by other than Marriott or an Affiliate of Marriott. The General Partner has contributed, as the sole general partner, $418,182.00 in cash to the Borrower as its equity. These equity contributions have been applied solely for the purposes described in the Memorandum.

         4.22  Compliance with Securities Laws. The Borrower has been formed,
               -------------------------------
and limited partnership interests in the Borrower have been offered for sale and sold, in compliance in all material respects with all applicable federal and state laws and regulations relating thereto, and the Borrower has made all disclosures required by such laws and regulations and in accordance therewith.

         4.23  Brokerage Fees. No brokerage fees or other similar fees or
               --------------
commissions (except amounts payable to the Lender) are payable to anyone engaged by the Borrower, Marriott or any Affiliate of the Borrower or Marriott in connection with entering into this Agreement. The Borrower shall indemnify and hold the Lender harmless against loss or damage suffered by Lender as a result of any claim by any persons or entities employed or allegedly employed by or on behalf of Marriott, an Affiliate thereof, or the Borrower for any brokerage or other commissions alleged to be due as a result of the Loan.

         4.24  Loan Proceeds. The proceeds of the Loans have been used by the
               -------------
Borrower solely for the purchase of the Hotels (including, without limitation, the use of proceeds to effect the like-kind exchange of the Dayton, Ohio hotel), payment of certain loan fees due under the Prior Documents and otherwise in connection with the closing of the Prior Documents, and payment of the costs associated with the closing of the transaction contemplated thereby.

         4.25  Completion and Operation of Hotels. All Hotels have been fully
               ----------------------------------
completed. with all FF&E and amenities installed, constructed and in operation, and are open to the public and operating, and all licenses and certificates necessary for the operation of the Hotels (including all FF&E and amenities) have been issued and are in full force and effect. As to each Hotel, (a) 100% of the guest rooms are complete (with FF&E fully installed) and ready for occupancy, excepting, however, such guest rooms (not to exceed 10% of the guest rooms of any Hotel) as are closed for repairs and routine maintenance in the normal course of the operations, (b) the kitchen and restaurant of each of the Hotels are complete and are in use by and service to Hotel guests, and (c) the Manager has commenced the performance of its obligations under the Management Agreement with respect to the Hotels.

         4.26  Fixed Asset Supplies, Inventories and Working Capital. All Fixed
               -----------------------------------------------------
Asset Supplies, Inventories and Working Capital (as those terms are defined in the Purchase Agreement), required to be delivered to the Borrower pursuant to the Purchase Agreement have been so delivered. The Fixed Asset Supplies, non-perishable Inventories and Working Capital are reasonable and sufficient in quantity and type for the ongoing uninterrupted operation of each Hotel as a fully-functioning Marriott full-service hotel.

         The representations and warranties contained in Sections 4.1, 4.2, 4.3, 4.6, 4.8, 4.9, 4.10, 4.14, 4.16, and 4.21 are made on and as of the date hereof and shall also be continuing throughout the term of the Loan.

                                    ARTICLE 5

                              AFFIRMATIVE COVENANTS

         The Borrower covenants and agrees that, from and after the date hereof and as long as Loan Obligations incurred (other than the Series C Note) are outstanding unless the Lender shall otherwise consent in a writing delivered to the Borrower, the Borrower will:

         5.1   Pay Principal and Interest. Punctually pay the principal and
               --------------------------
interest to become due in respect to the Notes, all according to the terms hereof

         5.2   Maintenance of Borrower's Office. Maintain an office in Bethesda,
               --------------------------------
Maryland (or such other place in the United States of America as the Borrower may designate in writing to the Lender).

         5.3   Keep Books; Set Aside Reserves. Keep proper books of record and
               ------------------------------
account in which true, correct and complete entries will be made of its transactions in accordance with the accrual basis of accounting, including the setting aside on its books from its earnings for each Fiscal Year, adequate reserves for appreciation, and/or amortization of its properties during such year, and all other proper reserves which should be set aside from such earnings in connection with its business.

         5.4   Payment of Taxes; Conduct of Business; Maintenance of Security
               --------------------------------------------------------------
for the Loan.
------------

         (a) Pay and discharge promptly all Impositions (including, without limitation, all payroll withholdings), assessments and governmental charges or levies, if any, imposed upon it or upon its income or profits or upon any of its property, real, personal or mixed, that serves as collateral security for the Loan, before the same shall become delinquent, as well as all claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon any of its property that serves as collateral security for the Loan; provided, however, that the Borrower shall not be required to pay any such tax, assessment, charge, levy or claim or discharge any such Lien if (i) the validity thereof shall be contested in good faith by appropriate proceedings, (ii) the Borrower promptly notifies Lender of such proceedings, (iii) the collateral security for the Loan is not subject to being taken during such contest, and (iv) the Borrower shall have established such reserves, if any, as may be required in accordance with generally accepted accounting principles with respect to the tax, assessment, charge, levy or claim so contested;

         (b) (i) Conduct continuously and operate actively its business at the Mortgaged Hotels (subject to temporary cessation of, or other limitations on, its activities due to strikes, lockouts, casualties, acts of God, war, governmental regulation or control, or other causes beyond the reasonable control of the Borrower, provided prompt written notice thereof is given to the Lender and the Borrower promptly initiates reasonable action to mitigate such matters to the extent possible); (ii) keep in full force and effect and existence all rights, licenses, permits and franchises required for the use or operation of the Mortgaged Hotels and comply, in all material respects, with all Laws; and (iii) make all such reports and pay all such franchise and other taxes and license fees (except to the extent contested as permitted in Section 5.4(a) in this Agreement), and do all such other things as lawfully may be required, to maintain all such rights, licenses, powers and franchises under the laws of any applicable Governmental Authority; and

         (c) Maintain and keep, or cause to be maintained and kept, its properties that serve as collateral security for the Loans (including, without limitation, all of the Mortgaged Hotels) in good repair, working order and condition except as otherwise permitted in this Agreement, and from time to time, make or cause to be made all needed repairs, renewals, replacements and improvements so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

         5.5   Insurance. Without limiting the provisions of Article 7 hereof,
               ---------
(a) keep all of its insurable properties and interests that serve as collateral security for the Loan insured at all times with financially sound and responsible insurance carriers satisfactory to the Lender against loss or damage by fire and such other risks, casualties and contingencies as the Lender may reasonably request; (b) maintain adequate insurance at all times with financially sound and responsible insurance carriers satisfactory to the Lender (except to the extent self insurance is permitted by Section 7.2 hereof) against liability on account of damage or injury to persons and properties and under all applicable workers' compensation laws; and (c) maintain adequate insurance covering such other risks as the Lender may reasonably request from time to time and as may then be customarily maintained in the hotel industry.

         5.6   Financial Statements and Reports. Furnish to the Lender the
               --------------------------------
following Financial Statements:

         (a) As soon as practicable, and in any event within seventy-five (75) days after the end of each Fiscal Quarter (other than the last Fiscal Quarter) in each Fiscal Year, an unaudited balance sheet of the Borrower as at the end of such Fiscal Quarter and unaudited statements of income, partners' capital and cash flows of the Borrower for each such Fiscal Quarter and for that part of the Fiscal Year then ended, all in reasonable detail and reasonably satisfactory in scope to the Lender, setting forth in each case in comparative form the corresponding figures for the corresponding period(s) of the preceding Fiscal Year, which statements shall, as a whole, fairly present the financial position of the Borrower as at the end of the periods involved and the results of the operations of the Borrower for such periods, and which shall be certified by an Authorized Accounting Officer as having been prepared under his or her supervision in accordance with the accrual basis of accounting consistently applied and consistent with the principles applied in the Financial Statements for the preceding Fiscal Year, subject to normal year-end audit and adjustments, and that he or she knows of no facts inconsistent with such statements;

         (b) As soon as practicable, and in any event within one hundred twenty (120) days after the end of each Fiscal Year, a balance sheet of the Borrower as at the end of such Fiscal Year and statements of income, partners' capital and cash flows of the Borrower for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the preceding Fiscal Year, prepared in accordance with the accrual basis of accounting consistently applied and accompanied by (i) an audit report and opinion in respect of such Financial Statements of Arthur Andersen & Co. or other independent certified public accountants of recognized standing selected by the Borrower and acceptable to the Lender, which report and opinion shall be unqualified as to the scope of the audit and reasonably satisfactory to the Lender in all other respects; and (ii) a certificate from such accountants to the effect that such audit (including the audit of the annual calculations pursuant to Section 6.1) disclosed no condition, event or act which constitutes an Event of Default (or would constitute an Event of Default upon the giving of notice or passage of time or both) or if any such condition, event or act exists, specifying the nature thereof and the period of existence; and (iii) a certification of an Authorized Accounting Officer in respect of such Financial Statements, to the same effect as provided in Section 5.6(a) excluding any reference to year-end audit adjustments;

         (c) Concurrently with the Financial Statements delivered pursuant to Sections 5.6(a) and 5.6(b), a certificate of an Authorized Accounting Officer to the effect that such officer has no knowledge of any condition, event or act which constitutes an Event of Default (or would constitute an Event of Default upon the giving of notice or passage of time or both), or if any such condition, event or act exists, specifying the nature thereof, the period of its existence and what action the Borrower proposes to take with respect thereto. The Borrower further covenants that, forthwith upon any officer of the General Partner obtaining knowledge of any Event of Default, it will deliver to the Lender a statement of an executive officer of the General Partner, specifying the nature thereof the period of existence thereof and what action the Borrower proposes to take with respect thereto;

         (d) Promptly upon request of the Lender, copies of any reports submitted to the Borrower by its accountants in connection with any examination of the Financial Statements of the Borrower made by such accountants, and copies of any other communications received by the Borrower or the General Partner from such accountants relative to any Financial Statements or audit or internal controls and systems of the Borrower;

         (e) No later than thirty (30) days subsequent to the beginning of each Fiscal Year, an annual operating projection for the Mortgaged Hotels, on a consolidated basis, for such Fiscal Year containing the information provided for in the Management Agreement and including a projection of the average annual occupancy and average annual room rate for each Mortgaged Hotel for such Fiscal Year; the Borrower shall also promptly provide to the Lender copies of all periodic and annual accounting reports made by the Manager pursuant to the Management Agreement;

         (f) No later than sixty (60) days after the end of each of the first three Fiscal Quarters of the Borrower, an operating statement, on an individual and consolidated basis, with respect to any or all of the Mortgaged Hotels for such Fiscal Quarter, in the form customarily prepared by the Borrower;

         (g) No later than seventy-five (75) days after the end of each Fiscal Year an individual operating statement with respect to any or all of the Mortgaged Hotels for such Fiscal Year, in the form customarily prepared for the Borrower and certified by an authorized senior financial officer of the Manager as having been prepared under his or her supervision in accordance with the provisions hereof

         (h) Promptly upon their becoming available, copies of all Financial Statements, reports, notices and statements sent or made available generally by the Borrower to its limited partners, and of all reports, registration statements and prospectuses filed by the

Borrower with any securities exchange or with the Commission, or any governmental authority succeeding to any of its functions;

         (i) Promptly following learning of the occurrence thereof notice of any material adverse change in the business or in the condition, financial or otherwise, of the Borrower;

         (j) As and when required under Section 6. 1, each of the reports specified in Section 6.1;

         (k) On December 1 of each calendar year, a schedule setting forth the Accounting Periods and confirming the Payment Dates for the ensuing Fiscal Year; and

         (l) Such other information as to the financial condition, operations, business, properties and other assets of the Borrower, as the Lender, may from time to time reasonably request.

         5.7   Inspection. On not less than five (5) Business Days notice (or
               ----------
two Business Days if an Event of Default exists), permit the Lender or any of its representatives to visit and inspect any of the Mortgaged Hotels, to examine its books of account and records and to discuss the affairs, finances and accounts of the Borrower with its representatives, at such reasonable times as the Lender may reasonably request but no more often than once per Fiscal Year unless there exists an Event of Default.

         5.8   Notice of Claims. Promptly give written notice to the Lender of
               ----------------
(a) any action, proceeding or claim of which the Borrower may have notice, which may be commenced or asserted against the Borrower in which the amount involved is $1,000,000.00 or more and is not covered by insurance as to which the insurer has not disclaimed liability, or which seeks injunctive or other equitable remedy, and (b) any dispute which may exist between the Borrower and any Person, which may materially affect the normal business operations of the Borrower or any of its properties that serve as collateral security for the Loan, and (c) all complaints, notices, actions and charges by any Governmental Authority materially and adversely affecting any of the Mortgaged Hotels or the Borrower or its business.

         5.9   Agreements. Perform punctually and fully all of its obligations
               ----------
under the Management Agreement, the Purchase Agreement, the Ground Leases and all other contracts and agreements relating to the acquisition, ownership or operation of the Mortgaged Hotels.

         5.10  Licenses. Maintain at all times all licenses and certificates
               --------
(including, without limitation, liquor licenses) necessary for the operation of each of the Mortgaged Hotels (including all of its amenities and all FF&E) except, with respect to a Hotel, to the extent that the Borrower shall be prohibited or prevented from maintaining any such licenses or certificates solely as a result of a change in law, regulation or ordinance after the date hereof applicable to such Hotel and generally applicable to similarly situated hotels at the location of such Hotel.

         5.11  Operations. Operate continuously each of the Mortgaged Hotels as
               ----------
a full-service Marriott hotel owned, leased or managed by Operator or a Marriott Affiliate in the United States (subject to temporary cessation of, or other limitations on, its activities due to strikes, lockouts, casualties, acts of God, war, governmental regulation or control, or other causes beyond the reasonable control of the Borrower, provided prompt written notice thereof is given to the Lender and the Borrower promptly initiates reasonable action to mitigate such matters to the extent possible) and not permanently abandon or discontinue operations in any Mortgaged Hotel.

         5.12  Accounts. (a) Establish and maintain for all of the Mortgaged
               --------
Hotels, an escrow reserve account ("FF&E Account") at the Lender, as required by the terms of the Management Agreement Assignment and as more fully described in the Cash Collateral Agreement. The Borrower shall from time to time, in accordance with Section 7.02B of the Management Agreement, contribute to the FF&E Account the amounts required to be transferred thereto with respect to each of the Mortgaged Hotels that are covered by the Management Agreement. The funds in the FF&E Account shall be applied for only those purposes set forth in the Management Agreement and no other. Nothing herein contained shall modify or limit the Borrower's obligations with respect to the operation and maintenance of the Mortgaged Hotels. On the Closing Date, the total balance of the FF&E Account is $2,491,703.75 and such balance has been transferred to an account with the Lender;

               (b)   Establish and maintain the Debt Service Reserve; and

               (c) Establish and maintain the Concentration Account for the Borrower with the Lender.

         5.13  Restrictive Covenants. Comply with all covenants, conditions,
               ---------------------
easement agreements, restrictions and other agreements affecting the Mortgaged Hotels unless (i) the Lender is insured or indemnified against loss, in a form reasonably satisfactory to the Lender, for noncompliance or (ii) noncompliance therewith would not materially impair the Borrower's ability to pay the Loan or the Lender's rights, remedies, or the value of the collateral, described in the Loan Documents.

         5.14  Easements. Submit to the Lender for approval (which shall not be
               ---------
unreasonably withheld or delayed), prior to the execution thereof all proposed easements (except for customary utility easements not benefiting other property and not adversely affecting the value of the applicable Hotel Property or interfering with the use and operation thereof) benefiting or burdening any Mortgaged Hotel, accompanied by a survey, and surveyor's written descriptions, showing the portion of the Hotel Property and any adjoining property affected by said easements.

         5.15  Environmental.
               -------------

         (a)   Subject to the limitations set forth in Sections 5.15(b),
5.15(c) and 5.15(d), defend, indemnify and hold harmless the Lender and any participant of the Loan and their respective predecessors, successors and assigns (any of the foregoing, an "Indemnitee") from and against all liabilities, losses, damages, claims, costs and expenses (including all reasonable attorneys fees and court costs) arising or occurring by reason of, or related to, any or all of the following: (i) the actions of or claims brought by Governmental Authorities or other third parties relating to the storage on, presence at and removal from all or any of the Mortgaged Hotels, and the disposal of, any hazardous or toxic waste or substance or other hazardous, toxic or harmful materials of any kind or nature under the Comprehensive
Environmental Response, Compensation and Liability Act, 42 U.S.C. (S)9601 et
                                                                          --
seq., the Resource Conservation and Recovery Act, 42 U.S.C. (S)6903 et seq., and
---                                                                 -- ---
all other federal, state and local laws, rules and regulations pertaining to environmental protection and conservation; (ii) the taking of any action (including without limitation any tests, studies or reports) reasonably considered necessary or appropriate after consultation with the Borrower to determine whether any one or more of the Mortgaged Hotels is in compliance with all Laws governing or relating to the presence, storage, removal or disposal of such wastes, substances or materials, which action an Indenmitee may perform, or cause to be performed (l) with respect to any one or more of the Mortgaged Hotels upon the occurrence of an Event of Default, or (2) with respect to any Mortgaged Hotel upon the occurrence or discovery of a state of facts that causes the Lender to reasonably believe that such Mortgaged Hotel may not be in compliance with such Laws; (iii) the taking of any action reasonably considered necessary or appropriate after consultation with the Borrower to cause the Mortgaged Hotels to be in compliance with all Laws governing or relating to the presence, storage, removal or disposal of such wastes, substances or materials;
(iv) any action reasonably considered necessary or appropriate after consultation with the Borrower arising out of injury, death or damage to any Person caused by or related to, or alleged to be caused by or related to, the storage, presence, removal or disposal of any such wastes, substances or materials from, on, at or about any or all of the Mortgaged Hotels; (v) any action reasonably considered necessary or appropriate after consultation with the Borrower arising out of the presence, use and operation of any underground or above-ground storage tanks now or hereafter located on any Hotel Property; and (vi) any action reasonably considered necessary or appropriate after consultation with the Borrower arising out of the presence of asbestos, fly ash and foundry sands on the Hotel Property located in Dayton, Ohio. A maintenance plan for the aforesaid asbestos at the Dayton, Ohio Hotel shall be continuously maintained by the Borrower until the asbestos has been removed. Defense of any of the foregoing matters by the Borrower shall be conducted by the Borrower at the Borrower's sole cost and expense, using attorneys reasonably satisfactory to such Indemnitee.

         (b) In the event that the Lender acquires title to a Mortgaged Hotel by foreclosure, deed in lieu of foreclosure or otherwise, the obligations and indemnification of the Borrower to an Indemnitee under this Section 5.15, as they relate to such Mortgaged Hotel, shall terminate as of the date that is eighteen (18) months after the date that the

Lender acquires title to such Mortgaged Hotel, except for liabilities, losses, damages, claims, costs and expenses referred to in Section 5.15(a) that have been suffered or incurred by an Indemnitee as of said date or that an Indemnitee reasonably believes may be suffered or incurred by such Indemnitee after said date and of which the Lender has given the Borrower notice on or before said date.

         (c) The Borrower shall not have any obligations under this Section 5.15 with respect to hazardous or toxic wastes or substances or other hazardous, toxic or harmful materials, of any kind or nature, that are first introduced to a Mortgaged Hotel after the date that the Lender acquires title to such Mortgaged Hotel.

         (d) No Person shall have any rights under, or be considered a beneficiary of, the provisions of this Section 5.15, other than an Indemnitee

         Section 5.16 Application of Loan Proceeds. If at any time the Borrower
                      ----------------------------
shall incur any Indebtedness to cure a termination under Section 4.02B of the Management Agreement and as permitted under Section 6.2(h), all proceeds from such Indebtedness shall be applied as a Pari Passu Distribution to the Lender and the Borrower, as the case may be.

                                    ARTICLE 6

                               NEGATIVE COVENANTS

         The Borrower covenants and agrees that, from and after the date hereof and as long as any Loan Obligations (other than the Series C Note) are outstanding, unless the Lender shall otherwise consent in a writing delivered to the Borrower, the Borrower will not:

         6.1  Operating Profit Distribution Priorities. Until such time as the
              ----------------------------------------
Series A Note and Series B Note shall have been paid in full, distribute or apply any Operating Profit for the period indicated except in accordance with the priorities set forth in this Section 6.1.

              (a) Priorities. (i) Payment Date. On each Payment Date, all
                  ----------      ------------
distributions and applications of Operating Profit for the applicable Accounting Period according to the following priorities:

              First:   Payment of interest due and payable on the Series A Note;

              Second:  Payment of Scheduled Amortization of the Series A Note;

              Third: Payment to the Lender for deposit into the Debt Service Reserve in an amount equal to the aggregate amount, if any, of the draws during the current Fiscal Year from the Debt Service Reserve pursuant to the Sixth priority of Section 6.1(b) that were not necessary or required after taking into account any reconciliation under this Section 6.1;

              Fourth:  Payment of Series B Note Interest.

              Fifth: Payment of Interest Deficiency (for any and all prior Accounting Periods during the then current Fiscal Year);

              Sixth:   (A) Subject to clause (B) below, on a pari passu basis,
                                                             ---- -----
                       as follows:

                           (1) 25%, to payment of the then outstanding principal balance of the Series A Note, in inverse order of maturity;

                           (2) 25%, to payment of the then outstanding principal balance of the Series B Note; and

                           (3) 50%, to the Borrower, until such time as the Borrower has received an aggregate amount equal to $7,352,000.

                       (B) If at any time the Borrower has received an aggregate amount equal to $7,352,000 in accordance with clause (A) above of this clause Sixth, on a pari passu basis, as
                                                        ---- -----
                       follows:

                           (1) 25%, to payment of the then outstanding principal balance of the Series A Note, in inverse order of maturity; and

                           (2) 75%, to payment of the then outstanding principal balance of the Series B Note.

     (ii)  Exceptions. Notwithstanding the foregoing:
           ----------

                  (A) If at any time either the Series A Note or Series B Note has been paid in full (the "Satisfied Note") and the other such Note shall not have been paid in full (the "Outstanding Note"), then until the Outstanding Note shall have been paid in full, any amount to be distributed pursuant to this Section 6.1 to the Satisfied Note shall be applied to the Outstanding Note in addition to any other amount that may be required to be paid hereunder with respect to the Outstanding Note.

                  (B) Upon receipt of the Annual Audited Statement and after taking into account any adjustment required under this
                       Section 6.1, any Interest Deficiency remaining unpaid as of the end of any Fiscal

                Year shall be deemed forgiven by the Lender as at the end of such Fiscal Year.


         (b)    Operating Profit Deficiency. If on any Payment Date, Operating
                ---------------------------
Profit shall be less than the amount required to pay Scheduled Amortization of the Series A Note and interest then due and payable on the Series A Note ("Operating Profit Deficiency"), the following amounts shall be paid by the Borrower or the Lender, according to the following priorities, to be applied, first, to the interest then due and payable on the Series A Note and, second, to the Scheduled Amortization:

                First:   By the Borrower, all payments, if any, received (and
                not repaid on any prior Payment Date) as a Pari Passu Distribution during the then current Fiscal Year in an amount not to exceed fifty percent (50%) of the Operating Profit Deficiency;

                Second: By the Lender, all payments, if any, received (and not repaid on any prior Payment Date) as a Pari Passu Distribution under clause (A) of the Sixth priority of Section 6.1(a)(i) during the then current Fiscal Year in an amount not to exceed fifty percent (50%) of the Operating Profit Deficiency;

                Third: By the Lender, all payments, if any received (and not repaid on any prior Payment Date) as a Pari Passu Distribution under clause (B) of the Sixth priority of Section 6.1(a)(i) during the then current Fiscal Year in an amount not to exceed the Operating Profit Deficiency, if any;

                Fourth: By the Lender, all payments, if any, received (and not repaid on any prior Payment Date) as payment of Interest Deficiency in an amount not to exceed the remaining Operating Profit Deficiency, if any;

                Fifth:   By the Lender, all payments, if any, received (and not
                repaid on any prior Payment Date) as payment of Series B Note Interest in an amount not to exceed the remaining Operating Profit Deficiency, if any; and

                Sixth:   By the Borrower, with funds withdrawn from the Debt
                Service Reserve in accordance with the Cash Collateral Agreement in an amount not to exceed the remaining Operating Profit Deficiency, if any.

         (c)    Reports and Certifications.
                ---------------------------

     (i) Without limiting the reporting requirements set forth in Section 5.6 hereof, on each Quarterly Reconciliation Date, the Borrower shall submit to the Lender,

         (x) a Quarterly Reconciliation Statement, which statement shall show, in such reasonable detail as may be requested by the Lender, for the Fiscal Quarter most recently ended for the Mortgaged Hotels, the calculation of Gross Revenues (by category), Deductions (by category, including the basis for, and the calculation of, Ground Rent and FF&E contributions), Operating Profit, the payment calculations as applied in Section 6.1(a), and all retentions, distributions and other applications thereof, from the beginning of the current Fiscal Year to the end of such Fiscal Quarter, with respect to the Mortgaged Hotels; and

         (y) the certificate of an Authorized Accounting Officer certifying the Quarterly Reconciliation Statement as having been prepared under his supervision in accordance with the provisions hereof.

     (ii) Without limiting the requirements set forth in Section 5.6 hereof, on the Annual Interim Reconciliation Date, the Borrower shall submit to the Lender,

         (x) an Annual Interim Reconciliation Statement for the Fiscal Year most recently ended, which Annual Interim Reconciliation Statement shall be controlling to the extent there shall exist a conflict with the Quarterly Reconciliation Statements delivered during such Fiscal Year. The Annual Interim Reconciliation Statement shall show for such Fiscal Year each of the calculations set forth in a Quarterly Reconciliation Statement, the amount and calculation of Minimum Operating Profit Requirement and the amount, if any, of outstanding Interest Deficiency; and

         (y) the certificate of an Authorized Accounting Officer certifying the Annual Interim Reconciliation Statement as having been prepared under his supervision in accordance with the provisions hereof.

     (d) Adjustments.

         (i) Quarterly Adjustments. Any Interest Deficiency revealed by any
             ---------------------
         Quarterly Reconciliation Statement shall, to the extent such Quarterly Reconciliation Statement reveals Operating Profit Available For Series B Note Interest in excess of the amount paid toward Series B Note Interest on any Payment Date through such Fiscal Quarter, be remitted by Borrower to Lender on the Quarterly Reconciliation Date, together with the Quarterly Reconciliation Statement submitted by Borrower to Lender for application in accordance with Section 6.1(a). Any Series B
         Note Interest paid on a Payment Date in excess of the Operating Profit Available For Series B Note Interest earned during the preceding Fiscal Quarter as revealed by the Quarterly Reconciliation Statement shall be paid by the Lender to the Borrower for application in accordance with
         Section 6.1(a).

         (ii) Annual Adjustments. Any Interest Deficiency revealed by any Annual
              ------------------
         Interim Reconciliation Statement shall, to the extent such Annual Interim Reconciliation Statement reveals Operating Profit Available For Series B Note Interest in excess of the amount calculated and adjusted as of the end of each Fiscal Quarter on each Quarterly Reconciliation Date and distributed during the applicable Fiscal Year, be remitted by Borrower to Lender on the Annual Interim Reconciliation Date, together with the Annual Interim Reconciliation Statement submitted by Borrower to Lender. Similarly, any Interest Deficiency revealed by the Annual Audited Statement shall, to the extent such Annual Audited Statement reveals Operating Profit Available For Series B Note Interest in excess of the amount calculated and adjusted as of the Annual Interim Reconciliation, be remitted by Borrower to Lender on the Annual Audited Reconciliation Date.

              To the extent that Operating Profit Available for Series B
         Note Interest for the Fiscal Year is less than the total amount of Series B Note Interest actually paid for the Fiscal Year (or payable based on the fourth Quarterly Reconciliation Statement for the Fiscal
         Year), then such excess payments together with any excess payments applied to the Series A Note or Series B Note pursuant to the priority set forth above shall be adjusted as appropriate so that the total amount of Series B Note Interest actually paid for the Fiscal Year does not exceed the cumulative Operating Profit Available For Series B Note Interest for the Fiscal Year as set forth in the Annual Interim Reconciliation Statement, and as confirmed or adjusted, as the case may be, in accordance with the Annual

                      Audited Statement. In the event that adjustments are made as aforesaid, any Pari Passu Distributions during those Fiscal Quarters to Borrower or paid to principal of the Series A Note and Series B Note, respectively with respect to any Fiscal Quarter of such Fiscal Year shall be refunded by Borrower to Lender or by Lender to Borrower, as the case may be.

                  (e) General. Notwithstanding the foregoing, the provisions in
                      -------
this Section 6.1 shall not otherwise limit or otherwise affect the Borrower's obligation to pay the Series A Note and interest thereon and the principal amount of the Series B Note and of the Series C Note on their respective Maturity Dates or any other Loan Obligations in accordance with the terms of the Loan Documents and this Agreement.

           6.2    Indebtedness. In any manner become or be liable, contingently
                  ------------
or otherwise, in respect of, or permit or suffer to exist, any Indebtedness (other than the Loan), except the following:

           (a) Indebtedness in respect of taxes, assessments and governmental charges or levies and claims for labor, materials and supplies, as and to the extent permitted to remain unpaid and undischarged by Section 5.4(a);

           (b)    Indebtedness secured by Liens specifically permitted by
Section 6.3;

           (c) Secured or unsecured Indebtedness, excluding Indebtedness to the Lender with respect to the Loan, or obligations on leases which are not FF&E Leases (which shall be valued, for purposes of the limitations set forth below, in the amount of the value of the equipment so leased), in any event expressly permitted by this Section 6.2, which Indebtedness or obligations on leases (herein the "Specified Project Indebtedness") shall not exceed the aggregate principal amount of $3,000,000.00 and shall be incurred only to make improvements to or for identified projects at a Hotel or Hotels (each such improvements or project not currently in place or conducted at any of the Hotels being herein referred to as a "Specific Project") and for which prior to incurring any such Indebtedness, the Borrower has provided financial projections in form, substance and detail satisfactory to the Lender and certified by an Authorized Accounting Officer as reasonable based on the assumptions stated therein and best information available showing that such Specified Project will provide sufficient revenues to pay all cost and expenses thereof and principal and interest payments on such Specified Project Indebtedness when and as due; provided, however, that, unless the debt service with respect to such Specified Project Indebtedness qualifies as a deduction under clause (o) of the definition of the term "Deduction", the payment of such Specified Project Indebtedness shall be subordinated in full to the Loan Obligations (other than the Series C
Note) pursuant to a subordination agreement in form and substance satisfactory to, and agreed to by, the Lender except that such subordination agreement may provide that, so long as no Event of Default or event which with the passage of time or giving of notice or both would be an Event of Default has occurred, the principal of and interest on such Specified Project Indebtedness may, at the election of the Borrower, be paid prior to payment in full of the Loan Obligations (other than the Series C Note) solely with Pari Passu Distributions to the Borrower;

         (d) Indebtedness to Marriott arising under and evidenced by the Line of Credit and Reimbursement Agreement so long as the payment of such Indebtedness shall be subordinated in full to the Loan Obligations and is subject to the Marriott Subordination Agreement providing, among other things, that no payment whatsoever with respect to such Indebtedness may be made by the Borrower except from Pari Passu Distributions to the Borrower; and

         (e) the Deferred Purchase Debt (as that term is defined in the Memorandum) so long as interest thereon shall not accrue at a rate greater than ten percent (10%) per annum and such Deferred Purchase Debt and interest thereon shall be subject to the Marriott Subordination Agreement providing, among other things, that no payment whatsoever shall be made prior to the payment in full of the Loan Obligations except with funds received under the Investor Notes;

         (f) the Telephone Leases and TV System Leases and FF&E Leases to the extent permitted under Section 6.10 and not considered Specified Project Indebtedness;

         (g) Indebtedness subject to a subordination agreement in form and substance satisfactory to, and agreed to by, the Lender providing, among other things, that no payment whatsoever with respect to such Indebtedness may be made prior to payment in full of the Loan Obligations;

         (h) Indebtedness to the Manager incurred by the Borrower solely to cure either an Event of Default hereunder or a termination under Section 4.02A of the Management Agreement so long as the payment of such Indebtedness shall be subordinated in full to the Loan Obligations (other than the Series C Note) and is subject to the Manager Subordination Agreement providing, among other things, that no payment whatsoever with respect to such Indebtedness may be made by the Borrower except from Pari Passu Distributions to the Borrower; and

         (i) Indebtedness to the General Partner in an amount not to exceed $2,000,000 evidenced by a promissory note so long as the payment of such Indebtedness shall be subordinated in full to the Loan Obligations (other than the Series C Note) and is subject to the GP Subordination Agreement providing, among other things, that no payment whatsoever with respect to such Indebtedness may be made by the Borrower, except from Pari Passu Distributions to the Borrower.

         6.3 Liens. Contract, create, assume, incur or suffer to be created,
             -----
assumed or incurred or to exist any Lien (other than as permitted by Section 5.4(a)) upon, or pledge of, or subject to the prior payment of any Indebtedness (other than the Loan), any property or other assets of the Borrower or any interest therein whether owned at the date hereof or hereafter acquired, or acquire or agree to acquire any property or other assets subject to any Lien, or suffer to exist any Indebtedness of the Borrower or (except as and to the extent permitted by Section 5.4(a)) any claims or demands against the Borrower which, if unpaid, might (in the hands of the holder or anyone who shall have guaranteed the same or who has any right or obligation to purchase the same) by law or upon bankruptcy or insolvency or otherwise, be given any priority whatsoever over its general creditors; excluding, however, from the operation of this Section 6.3:

         (a) Pledges or deposits to secure obligations under workers compensation laws or similar legislation, including Liens of judgments thereunder which are not currently dischargeable; deposits of cash or readily marketable securities to secure public or statutory obligations of the Borrower; materialmen's, mechanics', vendors' or other like Liens incurred in the ordinary course of business with respect to obligations which are being contested in good faith and as to which adequate reserves have been established or deposits of cash or readily marketable securities required to obtain the release of such Liens have been made; Liens created by or resulting from any legal proceedings (including legal proceedings instituted by the Borrower) which are being contested in good faith by appropriate proceedings, including appeals of judgments as to which a stay of execution shall have been issued and adequate reserves shall have been established; and zoning restrictions, easements, licenses, restrictions on the use of real property or minor irregularities in title thereto, which do not materially detract from the value or impair the use of such property;

         (b) Any Liens provided for herein securing payment of the Loan;

         (c) Liens securing Indebtedness described in Sections 6.2 (c) or (f) hereof;

         (d) The pledge of the Investor Notes to secure the Deferred Purchase Debt (as defined in the Memorandum)

         (e) Liens on assets that do not constitute collateral for the Loan; and

         (f) Permitted Exceptions.

         6.4 Distribution. Make any distribution (other than from purchase price
             ------------
adjustments pursuant to the Purchase Agreement), by reduction of capital or otherwise, to any of its partners, general or limited, if there shall then exist, or if after giving effect thereto there would exist, any Event of Default hereunder.

         6.5 Sale and Leaseback. Enter into any arrangement, directly or
             ------------------
indirectly, with any Person whereby the Borrower shall sell or transfer any property, whether owned on the date hereof or hereafter acquired, used or useful in the business of the Borrower and then or thereafter rent or lease such property or other property which the Borrower intends to use for substantially the same purposes as the property so sold or transferred, except for FF&E Leases (to the extent such leases are permitted in this Agreement) and except with respect to hotels other than the Mortgaged Hotels.

         6.6  Change in Partnership; Disposal of Property. (a) Wind up,
              -------------------------------------------
liquidate or dissolve; (b) modify or amend the Partnership Documents (except for amendments which reflect the sale of limited partnership interests, or the admission or withdrawal of limited partners, or which would not materially adversely affect the Lender); (c) sell, discount or otherwise dispose of (except by collection), or agree to do any of the foregoing, any of its notes receivable; contracts or accounts receivable, installment or conditional sales agreements or any other evidences of indebtedness, except for (i) the pledge to Marriott, or the sale, of notes made by the limited partners of Borrower as provided in the Memorandum, and (ii) any of the foregoing actions taken with respect to hotels other than the Mortgaged Hotels; or (d) sell, exchange, lease, transfer, convey or otherwise dispose of(or agree to do any of the foregoing) any of the Mortgaged Hotels, and any other property described in the Mortgages except with respect to the Liens permitted under Section 6.3 hereof and except as otherwise expressly permitted herein.

         6.7  Certain Transactions with Affiliated Persons. Except as otherwise
              --------------------------------------------
expressly permitted or contemplated herein, in the other Loan Documents, the Management Agreement, the Purchase Agreement, or the Partnership Documents, directly or indirectly, pay any funds to or for the account or benefit of, or purchase, acquire or lease any property from, or sell, transfer or lease any property to, or engage in any other transaction with, Marriott, the General Partner, an Affiliate of the Borrower, an Affiliate of the General Partner or an Affiliate of Marriott; provided, however, that, notwithstanding the foregoing, the Borrower may reimburse the General Partner and its Affiliates for the actual cost of goods and materials used for or by the Borrower and obtained from unrelated third parties and for the actual cost of providing any accounting, tax, and other administrative services required or contemplated by the Partnership Documents (excluding services required to be performed under the Management Agreement) to the extent that such goods, materials, and services are reasonably necessary to the prudent operation of the Hotels and the cost thereof is comparable to or less than the amount the Borrower would have been required to pay to an unrelated third party.

         6.8  Amendments to Agreements. Modify, amend, terminate or cancel the
              ------------------------
Management Agreement (except as permitted in the Management Agreement Assignment), the Purchase Agreement (except as permitted in the Purchase Agreement Assignment), the Ground Leases (except as permitted in the Mortgages) or the Line of Credit and Reimbursement Agreement.

         6.9  Maintenance of Present Business. Engage in, as its principal
              -------------------------------
business, any business other than the ownership and operation of the Hotels and other hotels.

         6.10 Leases. Create, assume, incur or guarantee, or in any manner be
              ------
liable for or suffer to exist, any lease or license of real or personal property where the Borrower is lessee or licensee, except (i) the Ground Leases, (ii) other leases of any kind (including, without limitation, FF&E Leases) involving payments of less than $15,000 per Fiscal Year per lease and in an aggregate amount not greater than $200,000 per Fiscal Year, (iii) the

TV System Leases and the Telephone Leases, (iv) leases and licenses as have been specified on Schedule 6.10 hereof as in effect on the date hereof and without giving effect to any extension, renewal or replacement thereof; and (v) rental of guest rooms, banquet rooms, meeting rooms and restaurant facilities in the ordinary course of business. All leases entered into by the Borrower subsequent to February 7, 1990, as permitted by this Section 6 10. shall be subordinate and inferior to the Mortgages.

          6.11 FF&E Account. Cause or permit all or any portion of the funds on
               ------------
deposit in the FF&E Account to be used for any purpose other than as described in Section 5. 12 hereof

         6.12 Partner Distributions. Make any distribution to any of its
              ---------------------
partners of any payment received as a Pari Passu Distribution during any Fiscal Year until after the Annual Audited Reconciliation Date for such Fiscal Year and until after taking into account any adjustment required by Section 6. 1 hereof

                                    ARTICLE 7

                                    INSURANCE

         7.1 Hazard Insurance. The Borrower shall furnish to the Lender
             ----------------
original insurance certificates, or the Lender may (but shall not be obligated to) procure at the Borrower's expense, policies of fire insurance with extended coverage and all risk endorsements and such other hazard insurance (including, without limitation, building collapse and completed value builder's risk with respect to any construction of improvements), covering the Mortgaged Hotels for their replacement cost, as well as business interruption (covering loss for no less than one year after occurrence), loss of rent and extra expense forms of insurance as the Lender shall require (as respects the Hotel located in Fullerton, California, earthquake insurance shall be carried to the extent such insurance is maintained by the Manager, in its good faith business judgment, under its blanket earthquake program for participating properties owned, leased, or managed by the Manager or its affiliates in California). In the event any Mortgaged Hotel is located in a zone identified by the Federal Emergency Management Agency (FEMA) as a flood hazard area, flood insurance shall be maintained in an amount not less than the maximum amount available under the National Flood Insurance Program. The Lender shall hold any such insurance certificates for the benefit of itself and for the benefit of any party to which it has assigned or transferred any of its interest in the Loan. Such policies (except flood and earthquake) shall be issued by companies having a then current rating in the latest edition of Bests Insurance Reports of not less than "A" (Policyholders Rating) and not less than "X" (Financial Size Category), shall be in form and amounts reasonably satisfactory to the Lender and shall provide that loss, if any, thereunder be payable to the Lender pursuant to a standard mortgagee clause (without contribution) and a standard lender's loss payable clause.

         7.2  Other Insurance. The Borrower shall also maintain, and will
              ---------------
provide the Lender with certified true copies of the insurance policies or certificates of insurance evidencing, liability insurance, including bodily injury and property damage, workers compensation insurance, employer's liability insurance, excess umbrella liability insurance and such other insurance as the Lender shall reasonably require. Such primary policies and coverage shall be issued by companies having a then current rating in the latest edition of Bests Insurance Reports of not less than "A-" (Policyholders Rating) and not less than "VIII" (Financial Size Category), and shall be in form and substance, and in amounts, reasonably satisfactory to the Lender. Such excess umbrella liability policies shall be issued by financially sound carriers of recognized responsibility and in amounts at least equal to amounts maintained by similarly situated hotels. The liability policy shall indicate the Lender as an additional insured. The Borrower may satisfy any of the insurance requirements contained in this Section 7.2, other than those relating to excess umbrella liability insurance, with any legally qualified self-insurance program of the Borrower, the Manager or any of the Manager's Affiliates so long as the coverage afforded thereunder (taking into consideration the financial condition of the provider of such program) is as good as or better than that afforded by the self-insurance program on behalf of the Borrower as in effect as of the date hereof.

         7.3  Required Notices. All such policies or certificates shall contain
              ----------------
the agreement of the insurer to give not less than thirty (30) days (or, in the case of nonpayment of premiums, ten (10) days) prior notice to the Lender of a proposed policy cancellation or of a material change in the policy provisions.

         7.4  Payment and Application. Insurance proceeds payable with respect
              -----------------------
to damage to or destruction of a Mortgaged Hotel shall be applied in accordance with the terms of the Mortgages.


                                    ARTICLE 8
                                    ---------
                              DEFAULTS AND REMEDIES

         8.1  Events of Default. So long as any Loan Obligations (other than the
              -----------------
Series C Note) are outstanding, the occurrence of any of the following events for any reason whatsoever, and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any governmental body or otherwise shall be a default under this Agreement (each herein called an "Event of Default"):

         (a) Any representation, warranty or written statement made herein or in any other Loan Document, report, certificate, Financial Statement or other instrument heretofore or hereafter delivered to the Lender by or on behalf of the Borrower, the General Partner or Marriott in connection with this Agreement or any Loan Document or any borrowing hereunder shall prove to be false or misleading, or is breached, in any material respect when made or remade; or

         (b) Any default shall occur in any payment of principal or interest or other payments due hereunder or under the Notes as and when the same shall become due and payable whether at the due date thereof by acceleration or otherwise; or

         (c) Any default shall occur in the due observance or performance of any covenant, agreement or condition contained in this Agreement or the other Loan Documents; or

         (d) The Borrower, Marriott (for so long as the Direct Access Agreement is in effect), the Manager or the General Partner (i) shall suspend or discontinue its business, call a meeting of its creditors for the purpose of postponing or adjusting its liabilities or seeking an arrangement with its creditors, make an assignment for the benefit of creditors or a composition with creditors, be unable, or admit in writing its inability to pay its debts as they mature or petition or apply to any tribunal for the appointment of any receiver, custodian, liquidator or trustee of or for it or any substantial portion of its assets, or take any action for the purpose of effecting any of the foregoing; provided, however, that if any of the events occur and such event relates exclusively (1) to property that does not serve as collateral security for the Loan and/or to (2) liabilities of the Borrower, Marriott (for so long as the Direct Access Agreement is in effect), the Manager or the General Partner that do not relate to any of the collateral security for the Loan, then such event shall not be an Event of Default, or (ii) shall file a petition in bankruptcy, become insolvent (howsoever such insolvency may be evidenced), suffer an order for relief to be entered against it under any bankruptcy law, commence any proceeding relating to it under any bankruptcy, reorganization, arrangement, readjustment of debt, receivership, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or there shall be commenced against the Borrower, Marriott (for so long as the Direct Access Agreement is in effect), the Manager or the General Partner any such proceeding which shall remain undismissed for a period of thirty (30) days or more, or the Borrower, Marriott (for so long as the Direct Access Agreement is in effect), the Manager or the General Partner shall take any action for the purpose of effecting any of the foregoing; or

         (e) Any order, judgment or decree shall be entered in any proceeding against the Borrower, Marriott (for so long as the Direct Access Agreement is in effect), the Manager or the General Partner decreeing the dissolution or split-up of the Borrower, Marriott (for so long as the Direct Access Agreement is in effect), the Manager or the General Partner or the divestiture of any asset of the Borrower (except for a hotel that is not a Mortgaged Hotel or other assets unrelated to the Mortgaged Hotels), the Manager or the General Partner, and such order, judgment or decree shall remain undischarged or unstayed for a period in excess of sixty (60) days; provided, however, that the split-up, or the divestiture of the assets, of Marriott shall not constitute an Event of Default if, following such occurrence, Marriott continues to operate substantially all of its full service hotel business in substantially the same manner as prior to such occurrence; or

         (f) Final judgment for the payment of money in excess of $1,000,000.00 (except for a judgment that exclusively affects property that does not serve as collateral security for the Loan and does not otherwise materially affect the general creditworthiness of the Borrower) shall be rendered by a court of record against the Borrower, the Manager or the General Partner and the Borrower, the Manager or the General Partner shall not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereof within thirty (30) days from the date of entry thereof and within such period of thirty (30) days, or such longer period during which execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

         (g) If the General Partner shall cease to be the sole general partner of the Borrower or if the General Partner or the Manager shall cease to be a direct or indirect wholly-owned subsidiary of Marriott except with respect to
                                                       ------
the Manager as permitted by Section 7 of the Management Agreement Assignment; or

         (h) If a default shall occur and be continuing under either the Foreclosure Guarantee or the Direct Access Agreement beyond any applicable cure period prescribed therein; or

         (i) If there shall occur and be continuing a material default in the observance or performance by either party of its covenants, agreements or obligations under the Management Agreement or the Purchase Agreement or by the Borrower under a Ground Lease and such material default is not cured within any applicable notice and/or grace period provided in such agreement or if either party to any such agreement or Ground Lease shall, without the prior consent of the Lender, terminate or seek to terminate any such agreement or Ground Lease, except as otherwise provided in the Management Agreement or the Management Agreement Assignment, in the Purchase Agreement or the Purchase Agreement Assignment, or in any Ground Lease or the Mortgage relating thereto; or

         (j) The Borrower sells, transfers, assigns, encumbers or otherwise conveys its interest in any of the Mortgaged Hotels, the Ground Leases, the FF&E, or any interest therein or portion thereof, including without limitation, the execution of an installment sales contract, without the prior written consent of the Lender, except the following are hereby expressly permitted:

              (i) A release in connection with payment of the Loan, and all other indebtedness evidenced or secured by the Loan Documents, in full;

              (ii) Execution of a standard purchase and sale contract, whereby no interest in property vests in the contract vendee;

              (iii) Sale, transfer or conveyance of the FF&E is permitted without the prior written consent of the Lender so long as the Borrower substitutes other FF&E of equal or better quality, grade and value in which the Lender shall have a first priority security interest; provided, however, (A) replacement and substitution shall not be required with respect to FF&E to the extent that a Mortgaged Hotel can continue to operate in substantially the same manner and with substantially the same quality of service and in accordance with the Loan Documents, and (B) FF&E may be replaced by a FF&E Lease, such lease being assigned to the Lender as security for the indebtedness evidenced by the Loan Documents, and the value of collateral therefor is not materially adversely affected; and

              (iv)   encumbrances otherwise permitted in the Loan Documents; or

         (k) If the certificate of an Authorized Accounting Officer delivered on the Annual Interim Reconciliation Date states and the certificate of the outside auditors delivered on or before the Annual Audited Reconciliation Date confirms that, with respect to any Fiscal Year, the Minimum Operating Profit Requirement for such Fiscal Year was not achieved; provided that with respect to each of Fiscal Years 1998 and 1999, any such failure to achieve the Minimum Operating Profit Requirement for either such Fiscal Year shall not be an Event of Default so long as the Mortgaged Hotels shall have achieved the applicable Targeted Operating Profit for the immediately preceding Fiscal Year and there shall not otherwise have occurred an Event of Default under this Section 8.1; or

         (l) If, in either Fiscal Year 1997 or Fiscal Year 1998 there shall be a failure to achieve the applicable Targeted Operating Profit for such Fiscal Year; or

         (m) If the Borrower shall fail to make any repayment of Pari Passu Distributions as and when required to be made by it under Section 6.1(b) hereof

8.2 Notice; Cure Rights; Acceleration. Notwithstanding anything to the
    ---------------------------------
contrary in this Agreement, the Notes or the other Loan Documents, the Lender agrees that it will not accelerate the maturity of any indebtedness secured by the Mortgages affecting the Mortgaged Hotels and will not exercise any of its other rights and remedies hereunder or under the other Loan Documents (other than to protect, preserve and maintain all collateral security described in the Loan Documents) unless the Lender has first given written notice of an Event of Default (including, without limitation, an Event of Default under Section 8.1(a)) to the Borrower, and unless the Borrower has failed to cure such Event of Default within the times hereinafter permitted. If such Event of Default is a monetary default (i.e., may be cured by the payment of a sum certain including, without limitation, payments of interest under the Note and payments under the Ground Leases), the Borrower shall have a period of five (5) days after receipt of such written notice within which to cure such Event of Default. If such Event of Default is not a monetary default, the Borrower shall have a period of thirty
(30) days after receipt of such written notice within which to cure such Event of Default; provided, however, if such default is not curable within said 30-day period, the Borrower shall have such additional period as is necessary to cure the Event of Default, provided the Borrower has commenced cure within the 30-day period and diligently and in good faith pursues such cure. The agreements set forth in this Section 8.2 shall not apply to any default of the type described in subparagraphs (d), (e), (f), (j), (k), (l) and (m) of Section
8.1 of this Agreement. Subject to the provisions of this Section 8.2, upon the occurrence of an Event of Default the Lender (i) may, by notice to the Borrower, declare its obligation, if any, to make any payments to the Borrower as required by Section 6.1(b) to be terminated, whereupon the same shall forthwith terminate, and (ii) may, by notice to the Borrower, declare the Notes and any other Loan Obligations to be forthwith due and payable, whereupon the Notes and all such other Loan Obligations shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however that if an Event
                                             --------  -------
of Default under clause (d) of Section 8.1 above shall occur, (x) the obligation, if any, of the Lender to make any payments as required by Section 6.1(b) shall automatically be terminated and (y) the Notes and all such other Loan Obligations shall automatically become due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

         8.3  Suits for Enforcement. Subject to the provisions of Section 2.20
              ---------------------
hereof, in case any one or more of such Events of Default shall occur and be continuing after the expiration of any applicable cure period provided in
Section 8.2 without cure, the Lender may proceed, to the extent permitted by law, to protect and enforce its rights either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, condition or agreement contained in this Agreement or the Notes or in aid of the exercise of any power granted in this Agreement or the Notes, or proceed to enforce the payment of the Notes or to enforce any other legal or equitable right of the Lender.

         8.4  Remedies Cumulative. Subject to the provisions of Section 2.20
              -------------------
hereof, no right or remedy herein or in any other agreement or instrument conferred upon the Lender, is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and shall be in addition to every other right and remedy given hereunder or under any Loan Document now or hereafter existing at law or in equity or by statute or otherwise. Without limiting the generality of the foregoing, if the Notes or any of the other obligations of the Borrower to the Lender shall not be paid when due, whether at the stated maturity thereof, by acceleration or otherwise, the Lender shall not be required to resort to any particular security, right or remedy or to proceed in any particular order of priority, and subject to Section
2.20 hereof and to the notice and cure provisions of Section 8.2 hereof, the Lender shall have the right at any time and from time to time, in any manner and in any order, to enforce its security interests, Liens, rights and remedies, or any of them, as the Lender deems appropriate in the circumstances and apply the proceeds of its collateral to the obligations of the Borrower.

         8.5. Reinstatement of Indebtedness With Respect to Voidable Transfers.
              ----------------------------------------------------------------
In the event an act of incurring Indebtedness, or any payment of money or transfer of property, by or on behalf of the Borrower to the Lender or its delegatee or agent under and pursuant to any of the Loan Documents subsequently shall be declared to be "void" or "voidable" for any reason within the meaning of any existing or future state or federal law relating to creditors' rights, including, but not limited to, the law of fraudulent conveyances, preferences, any pertinent provision of Title 11 of the U.S. Code, as amended, or otherwise (each such "void" or "voidable" act, payment or transfer referred to hereinafter as a "Voidable Transfer"), and the Lender, in turn, is required to restore, repay or return, in whole or in part, the value the Lender or its delegatee or agent received in connection with such Voidable Transfer, or the Lender voluntarily does so on the advice of counsel, then the Borrower's Indebtedness to the Lender automatically shall be revived, reinstated and restored in an amount equal to the value so restored, repaid or returned to or for the benefit of the Borrower in connection with such Voidable Transfer, plus any and all reasonable costs, expenses and
                             ----
attorneys' fees incurred in connection with such restoration, repayment or return, as though such Voidable Transfer never had been made


                                    ARTICLE 9

                  CURE OF GROUND LEASE AND MANAGEMENT AGREEMENT

         9.1  Ground Lease Cure. The Borrower hereby authorizes the Lender,
              -----------------
after the Borrower's receipt of written notice thereof (but in no event later than any cure period available to the Lender under the Ground Leases) to pay any sums in any form or manner deemed expedient by the Lender to cure any breach or violation under any Ground Lease and to rely on any representations and statements of the Ground Lessor under any Ground Lease in regard to such breach or violation. Any such sums may be expended by the Lender without inquiry into the accuracy or validity of the allegation of breach or violation. Any amounts so expended shall bear interest at the Default Rate and shall be added to and become a part of the indebtedness secured by the Loan Documents and shall be immediately due and payable to the Lender. Notwithstanding the foregoing, the Lender shall have no obligation to cure any breach or violation under any Ground Lease.

         9.2  Management Agreement Cure. The Borrower hereby authorizes the
              -------------------------
Lender, after the Borrower's receipt of written notice thereof (but in no event later than any cure period available to the Lender under the Management Agreement) to pay any sums in any form or manner deemed expedient by the Lender to cure any breach or violation under the Management Agreement and to rely on any representations and statements of the Manager in regard to such breach or violation. Any such sums may be expended by the Lender without inquiry into the accuracy or validity of the allegation of breach or violation. Any amounts so expended shall bear interest at the Default Rate and shall be added to and become a part of the indebtedness secured by the Loan Documents and shall be immediately due and payable to the Lender. Notwithstanding the foregoing, the Lender shall have no obligation to cure any breach or violation under the Management Agreement.

                                   ARTICLE 10

                                 MISCELLANEOUS

         10.1  Notices and Addresses. Except as otherwise provided with respect
               ---------------------
to Borrowing Notices, all notices, demands or requests provided for or permitted to be given pursuant to this Agreement shall be deemed to have been properly given or served by personal delivery, by telecopy with telephone or telecopied confirmation of receipt, or by depositing in the United States mail, postpaid and registered or certified, return receipt requested, and addressed to the addresses set forth below. All notices, demands and requests shall be effective upon being personally delivered at the address specified herein, upon confirmation of receipt by telecopy, or upon being deposited in the United States mail. The time period for which a response to any notice, demand or request must be given, if any, shall commence to run from the date of personal delivery at the address specified herein, the date of receipt of telecopy notice, or the date of receipt of the notice, demand, or request, by the addressee thereof as disclosed by the return receipt. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice, demand or request sent. By giving at least ten (10) days written notice thereof, any party hereto shall have the right from time to time and at any time during the term of this Agreement to change its address or addressee and each shall have the right to specify as its address any other address within the United States of America. For the purposes of this Agreement, the addresses of the parties are as follows:

         Borrower:

                  Marriott Diversified American Hotels, L.P.
                  c/o Marriott MDAH One Corporation
                  General Partner
                  10400 Fernwood Road
                  Bethesda, Maryland 20058
                  Attention:       Christopher G. Townsend
                                   Secretary
                  Telephone:       (301) 380-7574
                  Telecopier:      (301) 380-3588

         Lender:

                  NationsBank of Georgia, National Association
                  c/o AMRESCO-Institutional, Inc.
                  101 North Tryon Street, NC1-001-13-20
                  Charlotte, North Carolina 28255
                  Attention:   Mark Cagley
                  Telephone:   (704) 386-7449
                  Telecopier:  (704) 386-1564

         10.2  Survival of Representations; Successors and Assigns. All
               ---------------------------------------------------
covenants, agreements, representations, warranties and indemnifications made herein and in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement and the other Loan Documents, the consummation of the transactions contemplated hereby and the execution and delivery of the Notes, regardless of any investigation made by the Lender and of the Lender's access to any information and shall continue as of the date made (or remade as specifically provided in this Agreement) in full force and effect so long as the Loan or any obligation created hereunder is outstanding and unpaid, except for the covenants and indemnifications contained in Section 2.14,
Article V and Section 5.15 thereof (without regard to the payment in full of the Series A Note and the Series B Note), Article VI, Section 10.4 and Section 10.15 which shall continue in full force and effect in accordance with the terms and provisions thereof Whenever in this Agreement there is a reference to any of the parties hereto, such reference shall be deemed to include the successors and permitted assigns of such party, subject to the provisions hereof. All covenants, agreements, representations, warranties and indemnifications by or on behalf of the Borrower or Marriott or any other Person which are contained or incorporated in this Agreement or any other Loan Document or any other document referred to herein or executed or delivered in connection with the Loan shall inure to the benefit of the successors and permitted assigns of the Lender and any holders of the Notes or any interest therein. Except for the parties hereto and their respective successors and permitted assigns, no other Person shall be entitled to the benefits of this Agreement or to rely hereon. In this Agreement, wherever the context so requires, the singular number includes the plural, and vice versa.

         10.3  Effect of Delay; No Waivers. No failure or delay on the part of
               ---------------------------
the Lender in exercising any right, power or privilege hereunder or under the Notes, nor any course of dealing between the Borrower and the Lender, shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege. Any disbursements under the Loan Documents made at a time when an Event of Default exists shall not constitute a waiver of any right or remedy of the Lender existing by reason of such Event of Default.

         10.4  Expenses. Whether or not the transactions contemplated hereby
               --------
shall be consummated, the Borrower agrees to pay, within thirty (30) days after demand, and if not received within such 30-day period, the Lender may charge any deposit account(s) of the Borrower therefor, all expenses incurred by the Lender (but not any expenses of loan participants in the Loan) in connection with the administration of this Agreement (including, without limitation, any modifications of or waivers under this Agreement), the other Loan Documents, the Loan, the enforcement, defense and preservation of the rights of the Lender under or in connection with this Agreement, the Notes and the other Loan Documents, and all reasonable attorneys fees and disbursements incurred by the Lender which arise out of or are connected, directly or indirectly, to any transaction contemplated by this Agreement, including, but not limited to, the reasonable fees and disbursements of any legal counsel for the Lender, the reasonable fees of an appraiser or appraisers to the extent provided below and the fees of surveyors, filing and recording fees and taxes, mortgage taxes, documentary stamp taxes, intangible taxes and insurance (including title insurance) premiums. Notwithstanding the foregoing, the loan fees, as described in Section 2.18 of this Agreement, shall not be paid unless the transactions contemplated hereby are consummated. The Borrower shall pay the reasonable fees of an appraiser or appraisers selected by the Lender in order to comply with regulatory obligations of the Lender, as it shall so certify to the Borrower, for the preparation of an MAI appraisal for each Mortgaged Hotel; provided, however, in no event shall the Borrower be required to pay for more than $60,000 in the aggregate for such appraisals during any calendar year. The provisions of this Section shall survive any termination of this Agreement, whether by reason of bankruptcy of the Borrower or otherwise.

         10.5  Use of Accounting Terms. Except as otherwise provided herein,
               -----------------------
accounting terms used in this Agreement shall be construed, calculations hereunder shall be made, and financial data required hereunder shall be prepared, both as to classification of items and as to amounts, in accordance with generally accepted accounting principles in effect as of the date hereof consistently applied. All statements relating to earnings and expenses shall set forth separately or otherwise identify all extraordinary and non-recurring items.

         10.6  No Assignment by Borrower. The Borrower shall not assign this
               -------------------------
Agreement or any of the moneys due or to become due hereunder or convey, transfer, encumber (except as otherwise permitted herein or in any of the other Loan Documents) or otherwise hypothecate any one or more of the Mortgaged Hotels or any part thereof by operation of law or otherwise, without the prior written consent of the Lender. Notwithstanding any breach by the Borrower of the provisions of this Section 11.6, the Lender may, at its option, continue to make advances under the Loan Documents to those who succeed to the Borrower's title; and all sums so advanced by the Lender shall be deemed to be made pursuant to this Agreement, and not to constitute a modification thereof, and shall be secured by the Mortgages and by all other Loan Documents.

         10.7  Books and Records. The Lender or any of its representatives shall
               -----------------
have, upon not less than five (5) Business Days notice (two Business Days notice if an Event of Default exists) and at reasonable times as the Lender may reasonably request, but not more than once per Fiscal Year (except if an Event of Default exists) the right to inspect all the books and records of the Borrower relating to the operation of the Mortgaged Hotels and shall be furnished with all information reasonably requested by it in connection therewith.

         10.8  Proceedings. All legal proceedings and all instruments and
               -----------
agreements in connection with the transactions contemplated by this Agreement shall be satisfactory in form, scope and substance to the Lender and its counsel, and the Lender and such counsel shall have received all information and copies of all documents which the Lender or its counsel may reasonably have requested in connection therewith, such documents where appropriate to be certified by proper governmental authorities.

         10.9  Time of the Essence. Time is hereby declared to be of the essence
               -------------------
of this Agreement and the other Loan Documents.

         10.10 Counterparts. This Agreement may be executed in any number of
               ------------
counterparts, each of which shall constitute one and the same agreement.

         10.11 Construction. This Agreement, the Notes and the other Loan
               ------------
Documents shall be governed by and construed and enforced in accordance with the laws of the State of Georgia, except the Mortgages, the Uniform Commercial Code Financing Statements and the Assignments of Leases may be governed by laws of other jurisdictions to the extent specifically provided therein or as otherwise required.

         10.12. Jurisdiction. The Borrower hereby irrevocably consents and
                ------------
agrees that any legal action, suit, or proceeding arising out of or in any way in connection with this Agreement may be instituted or brought in the courts of the State of Georgia, in the County of Fulton, or the United States Courts for the Northern District of Georgia, as the Lender may elect, and by execution and delivery of this Agreement hereby irrevocably accepts and submits to generally and unconditionally, the non-exclusive jurisdiction of any such court, and to all proceedings in such courts. The Borrower hereby waives any objection that it may now or hereafter have for the laying of venue in any of the aforesaid courts. The parties also consent that service of process in any such action or proceeding may be made upon any party by mailing a copy of the summons and the complaint to such party, by registered or certified mail, return receipt requested, at its address designated for notices under Section 10.1 of this Agreement. Nothing in this Agreement or elsewhere shall affect the Lender's right to serve process in any other manner permitted by law or limit the right of the Lender to bring actions, suits or proceedings in the courts of any other jurisdiction. In any action or proceeding relating to this Agreement or the Notes or any of the other Loan Documents or any of the liens, security interests or collateral security for the Loan or any of them, the parties mutually waive trial by jury, and the Borrower waives (a) any claim for consequential or special damages, and (b) the right to assert therein any setoff or deduction whatsoever against any amount of the Loan Obligations

         10.13 Description of Documents. The description or characterization of
               ------------------------
any Loan Document, or instrument contained in this Agreement or in any other Loan Document is solely for the purpose of identification and such description or characterization shall not be used for the purpose of, and shall not otherwise affect, the construction or interpretation of any Loan Document or other document or instrument so described or characterized. In the event of any conflict between any such description or characterization and the terms of any such Loan Document or other document or instrument, the terms of the latter shall control.

         10.14 Headings. Article and Section headings and the description of
               --------
Schedules and Exhibits are for convenience only and shall not affect the interpretation or construction of this Agreement or the other Loan Documents.

         10.15 Indemnity. Subject to Section 2.20 hereof, the Borrower agrees to
               ---------
indemnify and hold the Lender harmless for all injury, damage and liability to the person or property of the parties hereto or to any other Person by reason of the ownership or operation of the Hotels contemplated herein or by reason of the consummation of the transactions contemplated hereby (except for matters arising out of the gross negligence or willful misconduct of the Lender). The Borrower shall undertake at its own expense, by counsel reasonably approved by the Lender, the defense of the Lender in any lawsuit commenced as a result of injury, damage or liability occurring by reason of the operation of the Hotels. The provisions of this Section shall survive any termination of this Agreement, whether by reason of bankruptcy of the Borrower or otherwise.

         10.16 Confidentiality. Any information furnished to the Lender under
               ---------------
this Agreement shall be kept confidential by the Lender and not disclosed to
               --------------------------
Persons other than the Lender or its agents, except (a) that such information may be disclosed (i) to auditors and counsel for the Lender, (ii) to any Governmental Authority to the extent such disclosure is required by law or regulation, (iii) in connection with the enforcement of the Lender's rights under the Loan Documents or any participation agreement in connection with the Loan, (iv) if required by subpoena, court or regulatory order or otherwise by law or regulation, (v) to any actual or prospective assignee or transferee of, or participant in, all or any part of the Lender's interest in the Loan, and such participants shall likewise be entitled to make such disclosures to the extent permitted the Lender in this Section 10.16 and (vi) in connection with a merger, consolidation or takeover involving the Lender or a participant in the Loan, and (b) that the restrictions set forth in this Section 10.16 shall not apply to any information that (i) is known to the Lender or a participant of the Loan at the time it is furnished to them hereunder except if known solely from information provided by the Borrower, Marriott, the General Partner or the Manager, or (ii) is publicly available.

         10.17 Lender Assignment and Participation.
               -----------------------------------

         (a) Without the prior written consent of the Borrower, the Lender shall not assign or transfer any interest in the Loan, except (i) to a majority owned Affiliate of the Lender, (ii) to grant participation interests in the Loan except the Lender shall retain an interest in the Loan equal to at least $25,000,000 of the original principal amount (which may be reduced pro-rata by repayments of principal), (iii) to satisfy a requirement of any rule, law or regulation, (iv) as a result of a consolidation, merger or takeover of the Lender, or (v) a transfer or assignment to a landlord pursuant to provisions in any of the Ground Leases (as may be modified by estoppel agreements executed in connection with the Loan).

         (b) All participation agreements entered into by the Lender with respect to the Loan or any interest therein shall (i) limit the participant's right to approve modifications of the Loan Documents after the date hereof to matters affecting (1) the interest rate and the amount of the principal of the Notes, (2) any security for the Loan as described in the Loan Documents, and (3) the payment terms in the Loan Documents and the non-recourse provisions therein, and participant shall have only ten (10) Business Days after the receipt, in writing, from the Lender of such requested modification to respond, and if participant fails to respond, such modification shall be deemed approved by participant, and (ii) incorporate with respect to such participant the confidentiality provisions of Section 10.16.

         (c) The Lender shall, after each participation is completed, provide the Borrower with a list of all participants in the Loan and the amount of each participation.

         10.18 Validity. In the event that any of the covenants, agreements,
               --------
terms or provisions contained in this Agreement or in any other Loan Document shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained herein or in any other Loan Document (or the application of the covenant, agreement, term or provision is held to be invalid, illegal or unenforceable, to Persons or circumstances other than those in respect of which it is invalid, illegal or unenforceable) shall be in, no way affected, prejudiced or disturbed thereby.

         10.19 Incorporation by Reference. All the terms, covenants,
               --------------------------
obligations and agreements contained in the Notes and the other Loan Documents are hereby incorporated herein and made in part hereof to the same extent and effect as if fully set forth herein.

         10.20 Payment in Full. Upon payment in full of all indebtedness and
               ---------------
obligations evidenced by, or secured by, the Loan Documents, and performance thereunder in accordance with their terms, the Lender shall promptly take, at the expense of the Borrower, appropriate action to release, cancel or satisfy the Loan Documents.



                         [Signatures on Following Page]

         IN WITNESS WHEREOF, the Borrower and the Lender have caused this Agreement to be duly executed and sealed, as of the day and year first above written.

                                  MARRIOTT DIVERSIFIED AMERICAN
                                  HOTELS, L.P., a Delaware limited
                                  partnership

                                  By:      Marriott MDAH One Corporation,
                                           a Delaware corporation, Sole
                                           General Partner


                                           By: /s/ Jeffrey P. Mayes
                                              ---------------------------------
                                           Name: Jeffrey P. Mayes
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------
                                           Attest: /s/ Christopher G. Townsend
                                                  ------------------------------
                                           Name: Christopher G. Townsend
                                                --------------------------------
                                           Title: Secretary
                                                 -------------------------------
                                                     [CORPORATE SEAL]

                      [SIGNATURES CONTINUED ON NEXT PAGE]

            [SIGNATURE PAGE TO AMENDED AND RESTATED LOAN AGREEMENT
                             DATED JUNE 30, 1993]


                                       NATIONSBANK OF GEORGIA, NATIONAL
                                       ASSOCIATION

                                       By:    AMRESCO-Institutional, Inc., a
                                              Delaware corporation, its
                                              authorized agent


                                       By: /s/ Mark S. Cagley
                                          --------------------------------------
                                       Name: Mark S. Cagley
                                            ------------------------------------
                                       Title: Authorized Representative
                                             -----------------------------------

                                                                    Fairview, VA


                                SCHEDULE 1.1-A



                        EXHIBIT "A" - (LEGAL DESCRIPTION)

PARCEL I:   (TAX MAP 049-4-01-0070)

                           DESCRIPTION OF PARCEL 12-A
                            PART OF THE PROPERTIES OF
                          PARK WEST/FAIRVIEW ASSOCIATES
                     AND ESSEX HOUSE CONDOMINIUM CORPORATION
                  PROVIDENCE DISTRICT, FAIRFAX COUNTY, VIRGINIA

             BEGINNING at a point at the Southwesterly terminus of Fairview Park Drive as recorded in Deed Book 6126 at page 959 among the land records of Fairfax County, Virginia; thence with the Southerly line of Fairview Park with a curve to the right whose radius is 50.00 feet (and whose chord is S 80 degrees 45' 18" E, 73.90 feet) an arc distance of 83.16 feet to a point; thence continuing with the Southerly R/W line of Fairview Park Drive and the Westerly R/W line of an ingress-egress easement through the property of Park West/Fairview Associates the following courses: with a curve to the right whose radius is 465.00 feet (and whose chord is S 18 degrees 13' 22" E, 238.89 feet) an arc distance of 241.60 feet; S 03 degrees 20' 18" E, 270.95 feet; with a curve to the right whose radius is 800.00 feet (and whose chord is S 02 degrees 18' 14" E, 28.89 feet) an arc distance of 28.89 feet and S 01 degrees 16' 10" E, 83.89 feet to a point; thence departing from the ingress-egress easement and running through the properties of Park West/Fairview Associates and Essex Associates the following courses: S 89 degrees 32' 09" W, 178.01 feet; N 45 degrees 27' 51" W, 28.94 feet; S 89 degrees 32' 09" W, 27.39 feet; S 44 degrees 32' 09" W, 4.24 feet; S
             89 degrees 32' 09" W, 4.00 feet; N 45 degrees 27' 51" W, 4.24 feet;
             S 89 degrees 32' 09" W, 18.00 feet; N 45 degrees 27' 51" W, 6.96 feet; S 44 degrees 32' 09" W, 1.50 feet; N 45 degrees 27' 51" W,
             2.00 feet; S 44 degrees 32' 09" W, 14.50 feet; N 45 degrees 27' 51"
             W, 7.04 feet; S 89 degrees 32' 09" W, 23.47 feet; N 45 degrees 27' 51" W, 45.41 feet; S 89 degrees 32' 09" W, 29.68 feet; N 45 degrees
             27' 51" W, 78.78 feet; N 00 degrees 27' 51" W, 85.00 feet and N 45 degrees 27' 51" W, 137.14 feet to a point on the Southeasterly R/W line of an ingress-egress easement; thence with the Southeasterly R/W line of the ingress-egress easement and continuing through the property of Park West/Fairfax Associates the following courses: with a curve to the right whose radius is 440.00 feet (and whose chord is N 38 degrees 25' 58" E, 200.42 feet) an arc distance of
             202.20 feet and N 51 degrees 35' 52" E, 288.05 feet to the point of beginning, containing 5.15294 acres of land, more or less, and being the same property conveyed to Essex House Condominium Corporation, a Delaware corporation ("Essex House"), by Quitclaim Deed, dated as of April 30, 1986, recorded April 30, 1986, in Deed Book 6365, Page 1139, among the land records of Fairfax County, Virginia, as adjusted by that certain Boundary Line Adjustment and Deed of Exchange, dated May 10, 1988,

ALTA Loan Policy - 1970 - (Rev. 10/17/70 and l0/17/84)
             by and between Park West/Fairview Associates and Essex House, recorded May 20, 1988, in Deed Book 7031, Page 1151, among said land records, and being the same land shown on Sheet 1 of that certain survey, prepared by Dewberry & Davis, dated November 13 1989 (last revised January 31, 1990) (the "Survey").

ALTA Loan Policy - 1970 - (Rev. 10/17/70 and 10/17/84)

PARCEL II:   (TAX MAP 059-2-01-0058)

The leasehold interest in and to the following described parcel, together with any other rights of lessee in and to the following described parcel, (including the option to purchase the following described parcel) , for a term of ninety-nine (99) years, ending on April 30, 2085, pursuant to that certain Ground Lease Agreement, dated as of April 30, 1986, by and between Park West/Fairview Associates ("Park West") , as lessor, and Essex House Condominium Corporation ("Essex House") , as lessee, as amended by that certain unrecorded First Amendment to Ground Lease, effective as of May 10, 1988, and executed by Park West and Essex House, and as further amended by that certain Amendment to Ground Lease Agreement, Memorandum of Lease, Declaration of Easements, Covenants and Related Agreements, Covenant and Restriction Agreement, and Supplemental Declaration of Protective Covenants, Conditions and Restrictions, dated as of February 5, 1990, by and among Eleven Fairview Associates, a Delaware joint venture partnership ("Eleven Fairview"), Essex House, and Fairview Park Owners Association, a Virginia non-stock not for profit corporation (the "Association"), recorded February 14, 1990 in Deed Book 7529, Page 1581, among the land records of Fairfax County, Virginia (the "Ground Lease Parcel Amendment") , and as assigned to Marriott Diversified American Hotels, L.P. ("MDAHLP") pursuant to that certain Assignment and Assumption of Lease Agreement, dated as of February 7, 1990, by and between Essex House, as assignor, and Marriott Diversified American Hotels, L.P. ("MDAHLP"), as assignee, recorded February 14, 1990, in Deed Book 7529, Page 1673, among said land records. A memorandum of said Ground Lease Agreement was recorded April 30, 1986, in Deed Book 6365, Page 1225, among said land records, as amended by the Ground Lease Parcel Amendment.

                                 DESCRIPTION OF
                     A GROUND LEASE AREA THROUGH PARCEL 11-A
              PART OF THE PROPERTY OF PARK WEST/FAIRVIEW ASSOCIATES
                               PROVIDENCE DISTRICT
                            FAIRFAX COUNTY, VIRGINIA

     BEGINNING at a point on the Westerly line of an existing ingress/egress easement as recorded in Deed Book 6133 at page 309 among the land records of Fairfax County, Virginia (Fairview Park Drive) , said point being the following courses: with a curve to the right whose radius is 465.00 feet, an arc distance of 232.03 feet; S 03 deg. 20' 18" E, 270.95 feet; with a curve to the right whose radius is 800.00 feet, and whose chord is S 02 deg. 18' 14" E, 28.88 feet, an arc distance of 28.89 feet and S 01 deg. 16' 10" E, 83.89 feet from a point on the Southerly line of Fairview Park Drive as dedicated in Deed Book 6126 at page 959 among the said land records and running thence through the property of Park West/Fairview Associates with the lines of the said ingress/egress easement S 01 deg. 16' 10" E, 136.11 feet and with a curve to the right whose radius is 280.00 feet, and whose chord is S 32 deg. 26' 54" W, 310.86 feet, an arc distance of 329.55 feet to a point; thence departing the said ingress/egress easement and continuing through the property of Park West/Fairview Associates (Parcel 11-A) the following courses: N 00 deg. 27' 51" W, 350.73 feet; S 89 deg. 32' 09" W, 20.78 feet; N 45 deg. 27' 51" W, 69.01 feet; S 89 deg. 32' 09"
     W, 22.88 feet and N 00 deg. 27' 51" W,

ALTA Loan Policy - 1970 - (Rev. 10/17/70 and l0/17/84)

         22.25 feet to a point on the Southerly line of Parcel 12-A; thence continuing with the Southerly lines of Parcel 12-A the following courses: N 44 deg. 32' 09" E, 0.94 feet; S 45 deg. 27' 51" E, 6.96 feet; N 89 deg. 32' 09" E, 18.00 feet; S 45 deg. 27' 51" E, 4.24 feet;
         N 89 deg. 32' 09" E, 4.00 feet; N 44 deg. 32' 09" E, 4.24 feet; N 89 deg. 32' 09" E, 27.39 feet; S 45 deg. 27' 51" E, 28.94 feet and N 89 deg. 32' 09" E, 178.01 feet to the point of beginning, containing
         1.33755 acres of land, more or less, and being the same land described as the "Ground Lease Area" and shown on Sheet 2 of the Survey.


ALTA Loan Policy - 1970 - (Rev. 10/17/70 and l0/17/84)

PARCEL III

All of the easements and rights appurtenant to Parcel I and/or Parcel II and created by:

     (a) that certain Declaration of Protective Covenants, Conditions and Restrictions of Fairview Park, Fairfax County, Virginia, dated February 27, 1985, by Park West, recorded February 28, 1985, in Deed Book 6104, page 910, among the land records of Fairfax County, as amended by that certain Supplemental Declaration of Protective Covenants, Conditions and Restrictions for Parcel 12, Fairview Park, Fairfax County, Virginia, dated April 30, 1986, by the Park West, recorded April 30, 1986, in Deed Book 6365, Page 1106, among said land records (as amended by the Ground Lease Parcel Amendment), as further amended by that certain Supplemental Declaration of Protective Covenants, Conditions and Restrictions of Fairview Park, Fairfax County, Virginia. With Respect to Certain Common Facilities, dated April 30, 1986, by Park West, recorded April 30, 1986, in Deed Book 6365, Page 1229, among said land records, as further amended by that certain First Amendment to Declaration of Protective Covenants, Conditions and Restrictions of Fairview Park, Fairfax County, Virginia, by and between Park West and the Association, recorded January 22, 1988, in Deed Book 6943, Page 54, among said land records, and as further amended by that certain Supplemental Declaration of Protective Covenants, Conditions and Restrictions for Parcel 11, Fairview Park, Fairfax County, Virginia, by Park West, recorded June 1, 1988, in Deed Book 7042, Page 1447, among said land records (the Declaration of Protective Covenants, Conditions and Restrictions of Fairview Park, as so amended, is hereinafter referred to as the "Declaration"), including, without limitation, a non-exclusive right and easement of enjoyment in and to the Common Facilities (as defined in the Declaration), and rights of ingress and egress over Fairview Park Drive as set forth in the Declaration;

     (b) that certain Declaration of Easements, Covenants and Related Agreements, dated as of April 30, 1986, by and among Park West, Essex House, and the Association, recorded April 30, 1986, in Deed Book 6365, Page 1182, among the land records of Fairfax County, as amended by that certain unrecorded First Amendment to Declaration of Easements, Covenants and Related


ALTA Loan Policy - 1970 - (Rev. 10/17/70 and 10/17/84)

Agreements, dated as of May 10, 1988, by and among Park West, Essex House, and the Association, and as further amended by the Ground Lease Parcel Amendment (the Declaration of Easements, Covenants and Related Agreements, as so amended, is hereinafter referred to as the "Second Declaration"), including, without limitation, a non-exclusive easement upon, over, under and across the Office/Retail Site (as defined in the Second Declaration) for construction of the Hotel (as defined in the Second Declaration) and the Hotel Garage (as defined in the Second Declaration), as more particularly described in Section 3(b) of the Second Declaration; an easement to extend the foundation of the Hotel and the Hotel Garage onto certain portions of the Office/Retail Site and to maintain such extensions, as more particularly described in Section 5(a) of the Second Declaration; a perpetual and reciprocal easement on, under and over the Office/Retail Site, the Courtyard (as defined in the Second Declaration) and the Walkway (as defined in the Second Declaration) for Minor Encroachments (as defined in the Second Declaration) of the Hotel or the Leased Garage Site (as defined in the Second Declaration) thereon, together with a perpetual and reciprocal easement for the maintenance of such Minor Encroachments, as more particularly described in Section 6 of the Second Declaration, and together with a fee simple interest in such Minor Encroachments; a perpetual easement of support for the Hotel, the Hotel Site (as defined in the Second Declaration), the Leased Garage Site and the Hotel Garage by way of contribution from the foundations, columns and other portions of the Office/Retail Garage and/or the Office/Retail Facility, as more particularly described in Section 7 of the Second Declaration; a perpetual, non-exclusive easement upon, over, under and across the Office/Retail Site for the installation, maintenance, repair, removal, relocation and replacement of utilities, as more particularly described in Section 8 of the Second Declaration: a non-exclusive easement upon, over, under and across the Courtyard for pedestrian ingress to and egress from the insured parcels, for pedestrian access between the Hotel, the Office/Retail Facility and the Walkway, and for the installation, maintenance, repair, removal, relocation and replacement of utilities, as more particularly described in Section 9 of the Second Declaration; a non-exclusive easement upon, over, under and across the Walkway for


ALTA Loan Policy - 1970 - (Rev. 10/17/70 and 10/17/84)
          pedestrian ingress to and egress from the insured parcels, and for the installation, maintenance, repair, removal, relocation and replacement of utilities, as more particularly described in Section 10 of the Second Declaration; and a perpetual easement for pedestrian access between the Hotel, the Hotel Garage, and the Office/retail facility over a portion of the Office/Retail Site, as more particularly described in Section 13 of the Second Declaration.

     (c) that certain Reciprocal Easement Agreement, dated as of May 10, 1988, by and between Park West and Essex House, recorded May 20, 1988, in Deed Book 7031, Page 1132, among the land records of Fairfax County (the "REA"), including, without limitation, a non-exclusive easement upon, over and across the roadway constructed or to be constructed by Park West on a portion of the Office Site (as defined in the REA) for access between the Loop Road (as defined in the REA) and the Parking Facility (as defined in the REA); a non-exclusive easement for pedestrian traffic across each floor of the Garage (as defined in the REA); a non-exclusive easement for vehicular traffic across each floor of the Garage; a non-exclusive easement for parking in areas designated for parking in the Garage; and a non-exclusive right of entry and easement over and across the Garage for all purposes reasonably necessary for the performance of the REA and certain other agreements; and

     (d) that certain Joint Operating Agreement and Cross-Access Easement, dated February 1, 1990, by and between Essex House, Eleven Fairview, and Marriott Corporation, a Delaware corporation, recorded February 14, 1990, in Deed Book 7529, Page 1619, among the land records of Fairfax County (the "JOA"), including, without limitation, non-exclusive easements for pedestrian and vehicular traffic across each floor of the EFA Garage (as defined in the JOA), and between the Essex Garage (as defined in the JOA) and the public streets and alleys now and hereafter abutting or located on any portion of the EFA Garage Site (as defined in the JOA); for pedestrian traffic between the Essex Garage and the public walkways, escalators, elevators, concourses, plazas, malls and bridges now and hereafter abutting or located on any portion of the Total Site (as defined in the JOA); for furnishing connection, attachment to walls, and other points of access from the Essex House Garage to the EFA Garage,



ALTA Loan Policy - 1970 - (Rev. 10/17/70 and 10/17/84)
          and for the encroachment, maintenance and repair of connecting elements at the Connecting Points (as defined in the JOA), together with a fee simple interest in and to such encroachments; for parking of passenger cars, vans and small trucks; and for construction, installation, operation, repair, reconstruction, maintenance and removal of the Access System (as defined in the JOA).

The easements comprising Parcel III are irrevocable and the policy, when issued, will affirmatively insure against any loss or damage resulting from the termination of such easements other than as provided in the instruments giving rise thereto or by abandonment or relinquishment by the named insured.







ALTA Loan Policy - 1970 - (Rev. 10/17/70 and 10/17/84)

                                                        Livonia, MI






                          DESCRIPTION OF REAL ESTATE



PARCEL I

Land in the city of Livonia, County of Wayne, State of Michigan, described as:

A parcel of land situated in the Southeast 1/4 of Section 7, Town 1 South, Range 9 East, City of Livonia, Wayne County, Michigan, more particularly described as follows: Commencing at the Southeast corner of Section 7, Town 1 South, Range 9 East, City of Livonia, Wayne County, Michigan, and proceeding them South 89 degrees 58 minutes 00 seconds West 353.00 feet along the South line of said
Section 7, said line also being the centerline of Sable road 180 feet wide and North 00 degrees 09 minutes 10 seconds East, 90.00 feet to a point on the North line of Six Mile Road and South 89 degrees 58 minutes 00 seconds West 773.02 feet along said liner to a point on the Easterly line of Laurel Park Driver North and proceeding along said line North 00 degrees 02 minutes 00 seconds West
70.00 feet abd 184.36 feet along the arc of a curve to the left having a radius of 386.00 feet and passing through a central angle of 27 degrees 21 minutes 57 seconds with a long chord bearing North 13 degrees 42 minutes 58 seconds West Easterly Right-of-Way line said Laurel Park Drive North 105.33 feet along the arc of a curve to the left having a radius of 386.00 feet and passing through a central angle of 15 degrees 12 minutes 58 seconds West 105.00 feet and North 85 degrees 12 minutes 03 seconds West 105.00 feet and North 40 degrees 02 minutes 00 seconds curve to the right having a radius 45.00 feet passing through a central angle of 23 degrees 14 minutes 05 seconds with a long chord bearing North 58 degrees 14 minutes 02 seconds East 10.07 feet to a point of compound curvature; thence 46.23 feet along the arc of a curve to the right having a radius of 134.00 feet and passing through a central angle of 19 degrees 05 minutes 02 seconds East, 46.00 feet to a point of reverse curvature; thence
61.30 feet along the arc of a curve to the left having a radius of 56.00 feet passing through a central angle of 00 degrees 00 minutes 00 seconds with a long chord bearing North 44 degrees 00 minutes 00 seconds east 35.56 feet; thence North 44 degrees 02 minutes 00 seconds east 229.67 feet; thence south 00 degrees 02 minutes 00 seconds East 247.20 feet; thence south 00 degrees 02 minutes 00 seconds West 213.06 feet thence 31.71 feet along the arc of a curve to the right having a radius of 60.00 feet and passing through a central angle of 80 degrees 16 minutes 44 seconds with a long chord bearing South 78 degrees 36 minutes 22 seconds West, 31.34 feet to the point of beginning and containing conveyed to Host La Jolla, inc., a delaware corporation, pursuant to 16, 1987, in liber 23552, page 390, among the land records of wayne survey, prepared by orchard, Hiltz& a, Inc., dated december 7, 1989 ( last revised January 30,1990) (the "Survey").

PARCEL II

All of the easements created pursuant to that certain Reciprocal Easement agreement, Laurel Park, Livonia, Michigan, between Newburgh/Six Mile Limited Partnership (Newburgh"), and host La Jolla, Inc a delaware corporation ("host"), recorded December 16, 1987, in liber 23552, page 402, among the land records of Wayne County, Michigan, as amended by that certain first amendment to reciprocal Easement Agreement, Laurel Park, Livonia, Michigan, dated as of December 20,1989, by and between 241, Register no.90-025568,Wayne County Records, among the aforesaid land records (such Reciprocal Easement Agreement, as so amended, is hereinafter referred to as the "REA"), including without limitation, the following:

(a) A non-exclusive, irrevocable and perpetual access easement for pedestrian and vehicular ingress and egress between Parcel I, the Parking Facility (as defined in the REA) and Laurel Park Drive over the property described in Exhibit G attached to the REA (the "Access Easement"); and

(b) A non-exclusive, irrevocable and perpetual easement for signage at the entrance to the Host Improvements (as defined in the REA) from the Enclosed Mall (as defined in the REA), and exclusive, irrevocable and perpetual easement for a free-standing sign and utilities necessary for such sign on Six Mile road in the area described in Exhibit I attached to the REA (the "Free-Standing Sign Easement"); and

(c) A non-exclusive, irrevocable and perpetual easement appurtenant to Parcel I to have the Host Improvemnents adjoin and open into the Enclosed Mall in the Location shown on Exhibit F to the REA and as shown on the survey by the 60.33 feet call at the South 00 degrees 02 minutes 00 seconds East on the eastern boundary of Parcel I; and

(d) A non-exclusive, irrevocable and perpetual easement appurtenant to Parcel I over such portions of the Developments's Site )as defined in the REA) as are, from time to time, in use as common roadways; and

(e) A non-exclusive, irrevocable and perpetual easement for the use of one hundred (100) full size non-valet parking spaces on the "B" level (which is the first level above the grade level) in the in the REA) as may be located on the a Site which service Parcel I.

The Access Easement and the Free-Standing Sign Easement are located as shown on the Survey. The Access Easement is contiguous along its entire Eastern boundary with the entire Western boundary of Parcel I,and there are no gaps, strips, or a between them. The Access Easement is contiguous along its entire Southern boundary with the gores between them. The easements comprising Parcel II are irrevocable and this policy affirmatively insures against any loss or damage resulting from the termination of such easements other than as provided in the instruments giving rise thereto, or by abandonment or relinquishment by the named insured.

south side od the parking deck on the a Site, together with an easement for vehicular and pedestrian use and access to and from such parking spaced and Parcel I and, if the Developer deck after subsequent change or destruction, an easement for the use of one hundred (100) full size non0valet surface parking spaces on the south side of the parking area described in Exhibit F to the REA; and

(f) A non-exclusive, irrevocable and perpetual easement appurtenant to Parcel I across the surface of the Developer's Site for storm water flowage (except roof water) from Parcel I to any catch basin or storm drain located in the Developer's Site to the extent provided in the Master Utility Plan (as defined in the REA); and

(g) Non-exclusive, irrevocable and perpetual underground easements for the benefit of and appurtenant to Parcel I as may be necessary for the installation and use of the Common Utility Facilities (as defined in the REA); gas, water, storm and sanitary sewer pipes and lines and for the repair replacement, maintenance and removal thereof; and

(h) A non-exclusive, irrevocable and perpetual easement appurtenant to Parcel I for Common building Components (as defined in the REA); and

(i) A non-exclusive , irrevocable and perpetual easement for access, ingress and egress on and over the immediate proximate area of the Developer's Site to and from Parcel I to the extent reasonably necessary to perform work on the interior and exterior of the Host Improvements; and

(j) A non-exclusive, irrevocable and perpetual easement over the Developer's Site for minor encroachments of portions of the Host Improvements or any similar causes, nut in no event to exceed four inches(4");and

(k) A non-exclusive, irrevocable and perpetual easement for improvements over the area described in Exhibit F to the REA; and

(l) Non-exclusive, irrevocable and perpetual easement over such portions of the Developer's Site not encumbered by bulidings as may be necessary to excerise self-help remedies pursuant to the REA; and

(m) Upon termination or expiration of the REA, non-exclusive, irrevocable and perpetual easements appurtenant to Parcel I to come over and across the portions of the Developer's Site not encumbered by bulidings with equipment and materials, and to make use thereof in such manner as may be reasonably necessary to maintain and repair such part or parts of the Common Utility Facilities, Common Building Components and Connector (as defined in the REA) as may be located on the Developer's Site which service Parcel I.

The Access Easement and the Free-Standing Sign Easement are located as shown on the Survey. The Access Easement is contiguous along its entire Eastern boundary with the entire Western boundary of Parcel I,and there are no gaps, strips or gores between them. The Access Easement is contiqous along its entire Southern boundary with the gores between them. The easements comprising Parcel II are irrevocable and this policy affirmatively insures against any loss or damage resulting from the termination of such easements other than as provided in the instruments giving rise thereto, or by abandonment or relinquishment by the named insured.

                                                                  Southfield, MI

                                  EXHIBIT "A"

                             SOUTHFIELD, MICHIGAN
                             --------------------

                          DESCRIPTION OF REAL ESTATE



PARCEL I

Land in the City of Southfield, County of Oakland, State of Michigan, described as:

Land in the Northwest 1/4 of Section 21, Town 1 North, Range 10 East, City of
            ---------------------------
Southfield, Oakland County, Michigan is described as: Commencing at the West 1/4
----------
corner of Section 21, thence North 01 degrees 55 minutes 50 seconds West, 1623.11 feet along the West line of Section 21 and the centerline of Berg Road; thence North 88 degrees 04 minutes 10 seconds East, 43.00 feet to a point on the Southerly right of way line of I-696 Service Drive; thence along the said Southerly right of way line of I-696 Service Drive and a curve concave to the Southeast of radius 457.00 feet, a central angle of 72 degrees 22 minutes 33 seconds, an arc distance of 577.28 feet, whose chord bears North 34 degrees 15 minutes 28 seconds East, 539.66 feet; thence continuing along said Service Drive North 70 degrees 26 minutes 45 seconds East, 45.78 feet to the point of beginning; thence North 70 degrees 26 minutes 45 seconds East, 45.62 feet along said Service Drive; thence along said Service Drive and a curve concave to the South of radius 970.00 feet, a central angle of 28 degrees 16 minutes 12 seconds, an arc distance of 478.61 feet, whose chord bears North 84 degrees 34 minutes 51 seconds East, 473.77 feet; thence South 00 degrees 28 minutes 03 seconds East, 478.00 feet; thence South 89 degrees 31 minutes 57 seconds West,
259.00 feet; thence North 48 degrees 30 minutes 08 seconds West, 199.19 feet; thence South 89 degrees 31 minutes 57 seconds West, 108.00 feet; thence North 00 degrees 28 minutes 03 seconds West, 289.00 feet to the point of beginning.

Being the same property conveyed to Marriott Corporation, a Delaware corporation, by deed from FNMC/Berg Development Company Limited Partnership, a Michigan limited partnership, dated September 8, 1987, recorded September 16, 1987, among the land records of Oakland County, Michigan, in Liber 10111, Page 255, and being the same land shown on that certain survey prepared by Orchard, Hiltz & McCliment, Inc. dated December 19, 1989 (last revised January 30, 1990) (the "Survey").

PARCEL II

Land in the City of Southfield, County of Oakland, State of Michigan, described as:

A sixty foot (60') non-exclusive easement for ingress and egress to and from Parcel I, pursuant to that certain Agreement, dated as of September 9, 1987, by and between FNMC/Berg Development Company Limited Partnership, a Michigan limited partnership, and Marriott Corporation, a Delaware corporation, recorded September 16, 1987, in Tax I.D. # 24-21-100-134

Liber 10111, Page 236, among the land records of Oakland County, Michigan (the "Development Agreement"), being more particularly described as follows:

Commencing at the West 1/4 corner of Section 21, Town 1 North, Range 10 East, City of Southfield, Oakland County, Michigan; thence North 01 degrees 55 minutes 50 seconds West 1623.11 feet along the West line of Section 21 and the centerline of Berg Road; thence North 88 degrees 04 minutes 10 seconds East,
43.00 feet; thence along a curve concave to the Southeast of radius 457.00 feet, a central angle of 72 degrees 22 minutes 33 seconds whose chord bears North 34 degrees 15 minutes 28 seconds East, 539.66 feet, an arc distance of 577.28 feet; thence continuing along the Service Drive North 70 degrees 26 minutes 45 seconds East 91.40 feet; thence along said Service Drive and a curve concave to the South of radius 970.00 feet, a central angle of 28 degrees 16 minutes 12 seconds, whose chord bears North 84 degrees 34 minutes 51 seconds East 473.77 feet, an arc distance of 478.61 feet to the point of beginning; thence South 00 degrees 28 minutes 03 seconds East, 478.00 feet; thence North 89 degrees 31 minutes 57 seconds East, 60.00 feet; thence North 00 degrees 28 minutes 03 seconds West 467.68 feet to a point on the South line of the Service Drive; thence along the South line of the Service Drive North 80 degrees 38 minutes 57 seconds West 50.13 feet; and on a curve concave to the South of radius 970.00 feet, a central angle of 00 degrees 38 minutes 05 seconds, whose chord bears North 80 degrees 57 minutes 59 seconds West, 10.75 feet; an arc distance of
10.75 feet to the point of beginning.

Said easement is located as shown on the Survey.

PARCEL III

A six foot (6') landscape easement covering the westerly six feet (6') of Parcel II, pursuant to the Development Agreement. Said easement is located as shown on the Survey.

PARCEL IV

A sixteen foot (16') landscape easement, pursuant to the Development Agreement, being more particularly described as follows:

Commencing at the West 1/4 corner of Section 21, Town 1 North, Range 10 East, City of Southfield, Oakland County, Michigan, thence North 01

(Tax I.D. #24-21-100-134)
degrees 55 minutes 50 seconds West, 1623.11 feet along the West line of Section 21 and the center line of Berg Road; thence North 88 degrees 04 minutes 10 seconds East, 43.00 feet to a point on the Southerly right-of-way I-696
Service Drive; thence along the Southerly right-of-way line of I-696 Service Drive and a curve concave to the Southeast of radius 457.00 feet, a central angle of 21 degrees 40 minutes 08 seconds, whose chord bears North 08 degrees 49 minutes 13 seconds East, 171.77 feet, an arc distance of 172.84 feet; thence North 89 degrees 31 minutes 57 seconds East, 115.70 feet to the Point of Beginning; thence continuing North 89 degrees 31 minutes 57 seconds East, 315.00 feet; thence South 48 degrees 30 minutes 08 seconds East, 199.19 feet; thence North 89 degrees 31 minutes 57 seconds East, 265.00 feet; thence South 00 degrees 28 minutes 03 seconds East, 16.00 feet; thence South 89 degrees 31 minutes 57 seconds West, 271.14 feet; thence North 48 degrees 30 minutes 08 seconds West, 199.19 feet; thence South 89 degrees 31 minutes 57 seconds West,
308.86 feet; thence North 00 degrees 28 minutes 03 seconds West, 16.00 feet to the Point of Beginning.

Said easement is located as shown on the Survey.

PARCEL V

Easements for utilities, pursuant to the Development Agreement.

(Tax I.D. #24-21-100-134)

                                                                   Fullerton, CA
                                  EXHIBIT "A"

                         FULLERTON, CALIFORNIA PROPER
                         ----------------------------
                               Legal Description


PARCEL 1: All that portion of the South half of Section 25, Townsite 3 South, Range 10 West in the Rancho San Juan Cajon de Santa Ana, City of Fullerton, County of Orange, State of California, as shown on a map recorded in Book 51 at Page 7 of Miscellaneous Maps in the office of the County Recorder of said County, more particularly described as follows:

Beginning at the intersection of a line parallel with and distant Northerly
100.00 feet measured at right angles to the Northerly right-of-way line of Nutwood Avenue, said Northerly right-of-way line having a bearing of North
89 (degrees) 16' 13" West as same is shown on a map filed in Book 93 at Pages 3 and 4, Records of Surveys of said Orange County, and a line parallel with and distant Westerly 60.00 feet measured at right angles to the Westerly line of "ROUTE 57 FREEWAY", said Westerly line having a bearing of North 15 (degrees) 00' 53" East as same is shown on said map filed in Book 93 at Pages 3 and 4, Records of Surveys; thence, along said line parallel with the Northerly right-of-way line of Nutwood Avenue North 89 (degrees) 16' 13" West 385.00 feet; thence, leaving last said line North 0 (degrees) 43' 47" East 26.06 feet; thence, North 23 (degrees) 34' 08" East 138.50 feet; thence, at right angles to last line North 66 (degrees) 25' 52" West 12.00 feet; thence at right angles to last line North 23 (degrees) 34' 08" East 226.81 feet; thence, parallel with said Northerly right-of-way line of Nutwood Avenue South 89 (degrees) 16' 13" East 323.81 feet; thence, leaving said parallel line South 0 (degrees) 43' 47" West 94.26 feet to a point in aforementioned line parallel with the Westerly line of "ROUTE 57 FREEWAY"; thence along last said parallel line South 15 (degrees) 00' 53" West 281.84 feet to the POINT OF BEGINNING. Containing an area of 3.116 Acres more or less, and being the same land shown on the survey prepared by Wagner Pacific, Inc., dated November 16, 1989, last revised
January 29, 1990.
-------

PARCEL 2: An exclusive easement for ingress, egress, parking and landscaping purposes in and to that portion of said South half of Section 25, Townsite 3 South, Range 10 West in the Rancho San Juan Cajon de Santa Ana, City of Fullerton, County of Orange, State of California, as shown on said map recorded in Book 51 at Page 7 of Miscellaneous Maps in the office of the County Recorder of said County, more particularly described as follows:

Beginning at the intersection of said Northerly right-of-way line of Nutwood Avenue, said Northerly right-of-way line having a bearing of North 89 (degrees) 14' 13" West and said Westerly line of "ROUTE 57 FREEWAY" having a bearing of North 15 (degrees) 00' 53" East; thence, along said Northerly right-of-way line North 89 (degrees) 16' 13" West 390.45 feet; thence North 16 (degrees) 13' 59" West 21.39 feet; thence North 44 (degrees) 16' 13" West 35.00 feet; thence, North 0 (degrees) 43' 47" East 54.79 feet to the Southwesterly corner of said Lease Area, containing an area of 3.116 Acres more or less; thence, along the Southerly line of said Lease Area South 89 (degrees) 16' 13" East 385.00 feet; thence, along the Easterly line of said Lease Area North 15 (degrees) 00' 53" East 281.84 feet; thence, North 0 (degrees) 43' 47" East 94.26 feet to the Northeast corner of said Lease Area; thence, along the Easterly prolongation of the Northerly line of said Lease Area South 89 (degrees) 16' 13" East 73.15 feet to its intersection with aforementioned Westerly line of "ROUTE 57 FREEWAY" as same is shown on said map filed in Book 93 at Pages 3 and 4, Records of Survey of said Orange County; thence, along last said Westerly line through the following courses: South 9 (degrees) 22' 45" West, 125.79 feet to an angle point and South 15 (degrees) 00' 53" West, 353.97 feet to the POINT OF BEGINNING, and being the same land shown on the survey prepared by Wagner Pacific, Inc., dated November 16, 1989, last revised January 29, 1990.

                                                                      Dayton, OH



                              DAYTON, OHIO PROPERTY
                              ---------------------

                                Legal Description

LOCATED IN SECTION 2, TOWN 1, RANGE 7 M.R.S., CITY OF DAYTON, COUNTY OF MONTGOMERY, STATE OF OHIO, AND BEING A TRACT OF LAND DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT DESCRIBED AS FOLLOWS:
BEGINNING AT THE INTERSECTION OF THE SOUTH LINE OF STEWART STREET WITH THE EAST LINE OF PATTERSON BLVD., SAID PATTERSON BLVD. BEING ONE HUNDRED AND 00/100 (100.00) FEET WIDE; THENCE IN A SOUTHERLY DIRECTION WITH THE EAST LINE OF SAID PATTERSON BLVD. ON A CURVE TO THE LEFT WITH A RADIUS OF TWO THOUSAND TWO HUNDRED FORTY-ONE AND 83/100 (2,241.83) FEET FOR TWO HUNDRED EIGHTY-THREE AND 44/100 (283.44) FEET TO A POINT OF REVERSE CURVATURE; THENCE STILL WITH THE EAST LINE OF SAID PATTERSON BLVD. IN A SOUTHERLY DIRECTION ON A CURVE TO THE RIGHT WITH A RADIUS OF FOUR THOUSAND FIVE HUNDRED THIRTY-FOUR AND 20/100 (4,534.20) FEET FOR FOUR HUNDRED FIVE AND 27/100 (405.27) FEET TO SAID POINT OF BEGINNING; THENCE FROM SAID POINT OF BEGINNING IN A NORTHEASTERLY DIRECTION ON A CURVE TO THE RIGHT WITH A RADIUS OF TWENTY AND 00/100 (20.00) FEET FOR THIRTY-ONE AND 20/100 (31.20) FEET (THE CHORD TO SAID CURVE BEARING, NORTH FIFTY-NINE DEGREES THIRTY-TWO MINUTES TWELVE AND 5/10 SECONDS (59 DEG. 32' 12.5") EAST FOR TWENTY-EIGHT AND 13/100 (28.13) FEET) TO A POINT IN THE SOUTH LINE OF RIVER PARK DRIVE; THENCE WITH THE SOUTH LINE OF SAID RIVER PARK DRIVE ON A TANGENT BEARING, SOUTH SEVENTY-FIVE DEGREES FORTY-SIX MINUTES FORTY SECONDS (75 DEG. 46' 40") EAST FOR THREE HUNDRED THIRTY-FOUR AND 31/100 (334.31) FEET; THENCE STILL WITH THE SOUTH LINE OF SAID RIVER PARK DRIVE IN AN EASTERLY DIRECTION ON A CURVE TO THE LEFT WITH A RADIUS OF NINE HUNDRED EIGHTY-FOUR AND 93/100 (984.93) FEET FOR THREE HUNDRED EIGHTY-SEVEN AND 67/100 (387.67) FEET (THE CHORD TO SAID CURVE BEARING, SOUTH EIGHTY-SEVEN DEGREES THREE MINUTES THIRTEEN AND 5/10) SECONDS (87 DEG 03' 13.5") EAST FOR THREE HUNDRED EIGHTY-FIVE AND 18/100 (385.16) FEET); THENCE STILL WITH THE SOUTH LINE OF SAID RIVER PARK DRIVE ON A TANGENT BEARING, NORTH EIGHT-ONE DEGREES FORTY MINUTES THIRTEEN SECONDS (81 DEG. 40' 13") EAST FOR TWENTY-NINE AND 00/100 (29.00) FEET; THENCE IN A SOUTHEASTERLY DIRECTION ON A CURVE TO THE RIGHT WITH A RADIUS OF FIFTEEN AND 00/100 (15.00) FEET FOR TWENTY-THREE and 56/100 (23.56) FEET (THE CHORD TO SAID CURVE BEARING, SOUTH FIFTY-THREE DEGREES NINETEEN MINUTES FORTY-SEVEN SECONDS (53 DEG. 19' 47") EAST FOR TWENTY-ONE AND 21/100 (21.21) FEET); THENCE ON A TANGENT TO SAID CURVE, SOUTH EIGHT DEGREES NINETEEN MINUTES FORTY-SEVEN SECONDS (8 DEG. 19' 47") EAST FOR THREE HUNDRED FORTY-TWO AND 90/100 (342.90) FEET; THENCE NORTH EIGHTY-TWO DEGREES THIRTY-ONE MINUTES THIRTY SECONDS (82 DEG. 31' 30") WEST FOR ONE HUNDRED FORTY AND 57/100 (140.57) FEET; THENCE SOUTH SEVENTY-TWO DEGREES NINETEEN MINUTES THIRTY-FOUR SECONDS (72 DEG. 19' 34") WEST FOR EIGHT HUNDRED NINETY-TWO AND 28/100 (892.28) FEET; THENCE NORTH SIXTY-SIX DEGREES TWENTY MINUTES NO SECONDS (66 DEG. 20' 00") WEST FOR SEVENTY-FIVE AND 00/ 100 (75.00) FEET TO A POINT IN THE EAST LINE OF SAID PATTERSON BLVD.; THENCE WITH THE EAST LINE OF SAID PATTERSON BLVD. IN A NORTHERLY DIRECTION ON A CURVE TO THE LEFT WITH A RADIUS OF FOUR THOUSAND FIVE HUNDRED THIRTY-FOUR AND 20/100 (4,534.20) FEET FOR SIX HUNDRED NINETY-SEVEN AND 61/100 (697.61) FEET TO THE POINT OF BEGINNING (THE CHORD TO SAID CURVE BEARING, NORTH NINETEEN DEGREES FIFTEEN MINUTES THIRTY-TWO AND 5/10 SECONDS (19 DEG. 15' 32.5") EAST FOR SIX HUNDRED NINETY-SIX AND 92/100 (696.92) FEET), CONTAINING NINE AND 946/1000 (9.946) ACRES, MORE OR LESS, AND BEING THE SAME LAND SHOWN ON THAT CERTAIN PLAT OF SURVEY PREPARED BY WOOLPERT CONSULTANTS, DATED DECEMBER 13, 1989, LAST REVISED JANUARY 30, 1990.

                                                               Durham County, NC
                                   EXHIBIT "A"



                     RESEARCH TRIANGLE PARK, NORTH CAROLINA
                     --------------------------------------

                               Legal Description

     BEGINNING at a new iron pipe, said iron pipe being set at the intersection of the southerly line of the right-of-way of Guardian Drive and the easterly line of the right-of-way of Miami Boulevard,

     THENCE South 87 degrees 26 minutes 55 seconds East with the southerly line of the right-of-way of Guardian Drive for a distance of 132.33 feet to a new iron pipe set on the southerly line of the right-of-way of Guardian Drive,

     THENCE still with the southerly line of the right-of-way of Guardian Drive along a curve to the right having a radius of 452.93 feet and an arc length of
355.73 feet, being subtended by a chord of South 64 degrees 56 minutes 55 seconds East for a distance of 346.66 feet to a new iron pipe set on the southwesterly line of the right-of-way of Guardian Drive,

     THENCE with the southwesterly line of the right-of-way of Guardian Drive along a curve to the right having a radius of 470.00 feet and an arc length of
427.27 feet, being subtended by a chord of South 16 degrees 24 minutes 19 seconds East for a distance of 412.71 feet to a new iron pipe set on the southwesterly line of the right-of-way of Guardian Drive,

     THENCE South 09 degrees 38 minutes 17 seconds West for a distance of 198.06 feet to an existing iron pipe found on the westerly line of the right-of-way of Guardian Drive,

     THENCE with the westerly line of the right-of-way of Guardian Drive along a curve to the left having a radius of 550.01 feet and an arc length of 285.37 feet, being subtended by a chord of South 05 degrees 13 minutes 26 seconds East for a distance of 282.18 feet to an existing iron pipe found on the westerly line of the right-of-way of Guardian Drive,

     THENCE South 69 degrees 54 minutes 54 seconds West for a distance of 131.54 feet leaving said right-of-way to an existing iron pipe found on the northeasterly line of the right-of-way of Interstate 40 Access Ramp,

     THENCE with the northeasterly line of the right-of-way of Interstate 40 Access Ramp along a curve to the left having a radius of 816.20 feet and an arc length of 416.14 feet, being subtended by a chord of North 39 degrees 15 minutes 20 seconds West for a distance of 411.64 feet to an existing concrete monument found on the northeasterly line of the right-of-way of Interstate 40 Access Ramp,

     THENCE North 59 degrees 06 minutes 12 seconds West for a distance of 213.76 feet along the northeasterly line of the right-of-way of Interstate 40 Access Ramp to an existing concrete monument found on the northeasterly line of the right-of-way of Interstate 40 Access Ramp,

     THENCE North 47 degrees 15 minutes 26 seconds West for a distance of 110.76 feet to an existing concrete monument found at the intersection of the northeasterly line of the right-of-way of Interstate 40 Access Ramp and the easterly line of the right-of-way of Miami Boulevard,

     THENCE North 16 degrees 17 minutes 05 seconds East for a distance of 229.08 feet along the easterly line of the right-of-way of Miami Boulevard to an existing concrete monument found on the easterly line of the right-of-way of Miami Boulevard,

     THENCE North 06 degrees 48 minutes 31 seconds East for a distance of 321.29 feet to an existing concrete monument found on the easterly line of the right-of-way of Miami Boulevard,

     THENCE North 17 degrees 56 minutes 07 seconds West for a distance of 28.83 feet to a new iron pipe set, the point and place of BEGINNING.

     SAID property contains 10.3368 acres more or less, being the same land shown on that certain plat of survey entitled "ALTA/ACSM Survey of Marriott Hotel" dated November 28, 1989, last revised January 24, 1990, and prepared by Garry C. VanPool, Registered Land Surveyor No. L-2986, and being the same property conveyed by deed dated November 24, 1986, from Linpro Triangle Offices I Limited to Marriott Corporation, recorded in Book 1348, Page 735, among the land records of Durham County, North Carolina.

                                SCHEDULE 1.1-B

                                PAYMENT DATES

 1993        1994        1995        1996        1997        1998        1999
 ----        ----        ----        ----        ----        ----        ----
01/26       01/25       01/24       01/23       01/28       01/27       01/26
02/23       02/22       02/21       02/20       02/25       02/24       02/23
03/23       03/22       03/21       03/19       03/25       03/24       03/23
04/20       04/19       04/18       04/16       04/22       04/21       04/20
05/18       05/17       05/16       05/14       05/20       05/19       05/18
06/15       06/14       06/13       06/11       06/17       06/16       06/15
07/13       07/12       07/11       07/09       07/15       07/14       07/13
08/10       08/09       08/08       08/06       08/12       08/11       08/10
09/07       09/06       09/05       09/03       09/09       09/08       09/07
10/05       10/04       10/03       10/01       10/07       10/06       10/05
11/02       11/01       10/31       10/29       11/04       11/03       11/02
11/30       11/29       11/28       11/26       12/02       12/01       11/30
12/28       12/27       12/26       12/24       12/30       12/29       12/15 (maturity)

                                SCHEDULE 2.1(a)

                                 EXISTING DEBT



Outstanding Principal Balance
of the Prior Note:                     $128,000,000

Accrued and Unpaid Interest
on the Prior Note:                        2,298,920

Early Termination Fee Due
Under the Swap Agreement                 12,220,936
                                       ------------


TOTAL DEBT                             $142,519,856

                                SCHEDULE 2.1(b)

                    EXISTING DEFAULTS OR EVENTS OF DEFAULT
                    --------------------------------------


                   1. The Borrower failed to pay, in full, all amounts due to the Lender under the Prior Note on December 15, 1992.

                   2. The Borrower entered into certain equipment leases, each of which involves payments which exceeded $10,000 in any given year, as identified on Schedule 6.10 of the Loan Agreement.

                   3. In connection with the insurance requirements set forth in Sections 4.5 and 6.2 of the Prior Loan Agreement, the Borrower believes that the Lender was fully aware of the self-insurance program being employed by International (then known as Marriott Hotels, Inc.) in satisfaction of such insurance requirements. However, Sections 4.5 and 6.2 of the Prior Loan Agreement did not accurately reflect such self-insurance program. Therefore, to the extent that the requirements set forth in Sections 4.5 or 6.2 of the Prior Loan Agreement may not have been complied with, there may be a potential default.

                                SCHEDULE 3.1(c)
                                ---------------

             List of Financing Statements and Recording Locations


State                             Jurisdiction                   No. of Filings
-----                             ------------                   --------------

California                        Secretary of State                    1
                                  Orange County                         1

Michigan                          Secretary of State                    2
                                  Wayne County                          2
                                  Oakland County                        1

North Carolina                    Secretary of State                    2*
                                  Durham County                         1

Ohio                              Secretary of State                    1
                                  Montgomery County                     1

Virginia                          Secretary of State                    1
                                  Fairfax County                        1

Maryland                          Secretary of State                    2*
                                  Montgomery County                     2

Delaware                          Secretary of State                    1

* One amendment and one new filing (all other filings are amendments to existing financing statements)

                                 SCHEDULE 4.11

                                  LITIGATION
                                  ----------


                                    None.

                                 SCHEDULE 3.1(j)
                                 ---------------

            SERIES A NOTE PRINCIPAL & INTEREST PAYMENT DUE AT CLOSING

 Period        Dates             Principal Bal      # Days      Interest Due *
 ------        -----             -------------      ------      --------------
  1992       12/15 - 1/1           $85,000,000          18      $199,218.75

    1        1/2 - 1/29            $85,000,000          28      $309,895.83

    2        1/30 - 2/26           $85,000,000          28      $309,895 83

    3        2/27 - 3/26           $85,000,000          28      $309,895.83

    4        3/27 - 4/23           $85,000,000          28      $309,895.83

    5        4/24 - 5/21           $85,000,000          28      $309,895 83
                                                                -----------

                                 (amortization)
TOTAL DUE AT CLOSING                  $230,770**              $1,748,697.90       $1,979,467.90

* Interest due is based on the 12/15/92 to 6/15/93 LIBOR contract of 3.6875% + 1.00% (4.6875% total) based on a 360 day year (yield: 365/360 * 4.6875% =
     4.7526%)LIBOR from 6/15/93 (30 days) = 3.25%.

** Reflects $46,154.00 per period Series A Note amortization for 5 accrual periods.

                 SERIES B NOTE INTEREST PAYMENT DUE AT CLOSING

   Period                    Dates               Principal Bal.           # Days            Interest Due ***
   ------                    -----               --------------           ------            ----------------
end of 1992               12/15 - 1/1              $43,000,000               18                $79,281.25

    1                     1/2 - 1/29               $43,000,000               28               $123,326.39

    2                     1/30 - 2/26              $43,000,000               28               $123,326.39

    3                     2/27 - 3/26              $43,000,000               28               $123,326.39
                                                                                              -----------

Sub-total through 1st qtr reconciliation                                                      $449,260.42

    4                     3/27 - 4/23              $43,000,000               28               $123,326.39

    5                     4/24 - 5/21              $43,000,000               28               $123,326.39
                                                                                              -----------

                                                                                              $695,913.20

*** Interest due is based on the 12/15/92 to 6/15/93 LIBOR contract of 3.6875% based on a 360 day year. (yield: 3.6785% * 365/360 = 3.7387%)

                                  SCHEDULE 4.17
                                  -------------


         The baseboard mastic referred to on Page 4 of the October 20, 1989 report of Sowers & Associates regarding asbestos containing materials at the Dayton Hotel (the "Report") has been removed. The insulation materials and pipe sealer referred to on that page remain in place. The maintenance staff at the Dayton Hotel reports that those materials continue to be in very good condition and do not appear to be friable or likely to be friable. Those materials are located above a suspended ceiling in non-public areas of the Hotel and are for all practical purposes inaccessible to non-authorized personnel. As a result, there is limited risk of exposure to the Hotel's guests, employees and maintenance personnel. Because of the good condition of those materials and their location, no maintenance needs regarding them have arisen. The Chief Engineer and Assistant Chief Engineer are aware of the materials, and maintenance personnel who are likely to be exposed to the materials are aware of or are advised of the presence of the materials before being requested to perform work in an area or in a manner that might reasonably be expected to result in exposure. Engineering staff members have attended one or more seminars on how to maintain the current condition of the materials. Because of the extremely low risk of exposure, the Hotel management does not notify hotel guests or non-maintenance personnel of the presence of the materials but does notify maintenance personnel regarding proper cleaning and maintenance of them.

                                                            SCHEDULE 4.18
                                                            -------------

                      TYPE                                                      ISSUED BY                              TERM
                      ----                                                      ---------                              ----

Raleigh, North Carolina
-----------------------

Beer & Wine Privilege License (Account #4453937)                  County of Durham                              07/24/92 - 04/30/93

Beer and or Wine License (Account #127505)                        City of Durham                                04/22/93 - 04/30/94

Hotels, Motels, Tourist Homes, Restaurants, General Business      City of Durham                                07/14/92 - 06/30/93
License (Sundries) (Account #027690)

Hotel Privilege License #132961                                   State of North Carolina                       07/01/92 - 06/30/93

Cafe Privilege License #132962                                    State of North Carolina                       07/01/92 - 06/30/93

Sell Mixed Beverage at Retail                                     State of North Carolina Alcoholic Beverage    expires 04/30/94
                                                                  Control Commission

Permit to Sell at Retail Malt Beverage On and Off Premises        State of North Carolina Alcoholic Beverage
                                                                  Control Commission

Permit to Sell at Retail Fortified Wine On and Off Premises       State of North Carolina Alcoholic Beverage
                                                                  Control Commission

Permit to Sell at Retail Unfortified Wine On and Off Premises     State of North Carolina Alcoholic Beverage
                                                                  Control Commission

                      TYPE                                                      ISSUED BY                              TERM
                      ----                                                      ---------                              ----

Retail Malt Beverage License #00121 (Account #32-01887)           State of North Carolina Department of         05/01/93 - 04/30/94
                                                                  Revenue

Retail Wine-On Premises License #00122 (Account #32-              State of North Carolina Department of         05/01/93 - 04/30/94
01887)                                                            Revenue

Special Tax Stamp/Special Occupational Tax (Control               Department of Treasury-Bureau of Alcohol,     07/01/92 - 06/30/93
#1992143-311-036)                                                 Tobacco and Firearms

Merchants Certificate of Registration No. 831248                  State of North Carolina Department of         Issued 06/06/88
                                                                  Revenue

Approval for Certificate of Occupancy (Building Permit            Durham County
#24492)

RDU Commercial Vehicle Permit #93040                              Raleigh-Durham Airport Authority              expires 03/31/94

RDU Commercial Vehicle Permit #93041                              Raleigh-Durham Airport Authority              expires 03/31/94

Radio Station License (File #9206061696) (Call Sign               Federal Communications Commission             07/21/92 - 07/21/97
KB93259)

Health Department Permit #04032200023 [invoice]                   State of North Carolina Department of         Issued 12/01/92
                                                                  Environment, Health and Natural Resources

Health Department Permit #04032010193 [invoice]                   State of North Carolina Department of         Issued 12/01/92
                                                                  Environment, Health and Natural Resources

                      TYPE                                                      ISSUED BY                              TERM
                      ----                                                      ---------                              ----

Dayton, Ohio
------------

Certificate of Occupancy                                          Department of Economic Development, City       10/24/91
                                                                  of Dayton

Certificate/Transient Occupancy Registration (Hotel-Motel         Montgomery County Auditor                      1993
Tax)

Liquor License (Permit #5565973)                                  State of Ohio Department of Liquor Control     06/01/93 - 06/01/94


Swimming Pool Permit No. 39                                       Ohio Department of Health, State of Ohio       05/04/93 - 05/31/94


Spa Permit No. 40                                                 Ohio Department of Health, State of Ohio       05/04/93 - 05/31/94


Cigarette Dealer's License #57-0210                               State of Ohio Department of Taxation           05/05/93 - 05/23/94


Food Service Operation License (Parmizzanos) #001321              Ohio Department of Health                      03/01/93 - 03/01/94


Food Service Operation License (Gambits) #001322                  Ohio Department of Health                      03/01/93 - 03/01/94


Food Service Operation License (Dayton Marriott Hotel Pool        Ohio Department of Health                      03/01/93 - 03/01/94
Kiosk) #001323

Health Department Permit #000006                                  Montgomery County Ohio General Health          expires 07/01/94
                                                                  District

                      TYPE                                                      ISSUED BY                              TERM
                      ----                                                      ---------                              ----
Fire Marshal Permit #1823                                         State of Ohio Department of Commerce          expires 12/31/93
                                                                  Division of State Fire Marshal

Special Tax Stamp/Special Occupation Tax (Control                 Department of the Treasury - Bureau of        07/01/92 - 06/30/93
#1992143-050-047)                                                 Alcohol, Tobacco and Firearms

Vendor's License #57-157075                                       State of Ohio Department of Taxation          07/30/90


Fairview, Virginia
------------------

Swimming Pool/Health Spa Permit #08-429-0516                      Fairfax County Department of Health Services  05/12/93 - 12/31/93

Fire Prevention Code Permit #052566                               County of Fairfax, Fire and Rescue            11/30/92 - 11/30/93
                                                                  Department, Fire Prevention Division

Elevator No. 1 Permit (16 Floors)                                 County of Fairfax, Virginia Department of     expires 08/31/93
                                                                  Environmental Management, Division of
                                                                  Inspection Services

Elevator No. 2 Permit (16 Floors)                                 County of Fairfax, Virginia Department of     expires 08/31/93
                                                                  Environmental Management, Division of
                                                                  Inspection Services

                      TYPE                                                      ISSUED BY                              TERM
                      ----                                                      ---------                              ----
Elevator No. 3 Permit (16 Floors)                                 County of Fairfax Virginia Department of      expires 08/31/93
                                                                  Environmental Management, Division of
                                                                  Inspection Services

Elevator No 4 Permit (16 Floors)                                  County of Fairfax, Virginia Department of     expires 08/31/93
                                                                  Environmental Management, Division of
                                                                  Inspection Services

Elevator No. 5 Permit (16 Floors)                                 County of Fairfax, Virginia Department of     expires 08/31/93
                                                                  Environmental Management, Division of
                                                                  Inspection Services

Elevator No. 6 Permit (16 Floors)                                 County of Fairfax, Virginia Department of     expires 08/31/93
                                                                  Environmental Management, Division of
                                                                  Inspection Services

Elevator No. 7 Permit (3 Floors)                                  County of Fairfax, Virginia Department of     expires 08/31/93
                                                                  Environmental Management, Division of
                                                                  Inspection Services

Elevator No 8 Permit (5 Floors)                                   County of Fairfax, Virginia Department of     expires 08/31/93
                                                                  Environmental Management, Division of
                                                                  Inspection Services

Elevator No. 9 Permit (5 Floors)                                  County of Fairfax, Virginia Department of     expires 08/31/93
                                                                  Environmental Management, Division of
                                                                  Inspection Services

                      TYPE                                                      ISSUED BY                              TERM
                      ----                                                      ---------                              ----
Fire Tube Boiler Permit #91421                                    Commonwealth of Virginia, Department of       02/04/93 - 02/04/95
                                                                  Labor and Industry, Boiler Safety
                                                                  Enforcement Division

Coil Water Heater Permit #91429                                   Commonwealth of Virginia, Department of       02/04/93 - 02/04/95
                                                                  Labor and Industry, Boiler Safety
                                                                  Enforcement Division

Coil Water Heater Permit #91426                                   Commonwealth of Virginia, Department of       03/12/93 - 03/12/95
                                                                  Labor and Industry, Boiler Safety
                                                                  Enforcement Division

Coil Water Heater Permit #91428                                   Commonwealth of Virginia, Department of       02/04/93 - 02/04/95
                                                                  Labor and Industry, Boiler Safety
                                                                  Enforcement Division

Coil Water Heater Permit #91425                                   Commonwealth of Virginia, Department of       02/04/93 - 02/04/95
                                                                  Labor and Industry, Boiler Safety Enforcement
                                                                  Division

Air Tank Permit #91427                                            Commonwealth of Virginia, Department of       02/04/93 - 02/04/95
                                                                  Labor and Industry, Boiler Safety
                                                                  Enforcement Division

Air Tank Permit #91424                                            Commonwealth of Virginia, Department of       02/04/93 - 02/04/95
                                                                  Labor and Industry, Boiler Safety
                                                                  Enforcement Division

                      TYPE                                                      ISSUED BY                              TERM
                      ----                                                      ---------                              ----
Fire Tube Boiler Permit #91423                                    Commonwealth of Virginia, Department of       02/04/93 - 02/04/95
                                                                  Labor and Industry, Boiler Safety
                                                                  Enforcement Division

Fire Tube Boiler Permit #91422                                    Commonwealth of Virginia, Department of       02/04/93 - 02/04/95
                                                                  Labor and Industry, Boiler Safety
                                                                  Enforcement Division

Wine, Beer & Mixed Beverage Caterer, Caterers                     Commonwealth of Virginia Department of        12/01/92 - 11/30/93
Establishment #Z54069                                             Alcoholic Beverage Control

Business License (Hotel & Motel) #930318127                       County of Fairfax, Office of Finance          01/01/93 - 12/31/93
                                                                  Department

Business License (Retail Merchant) #930318126                     County of Fairfax, Office of Finance          01/01/93 - 12/31/93
                                                                  Department

Health Department Permit #TES 78                                  Commonwealth of Virginia Department of        01/01/93 - 12/31/93
                                                                  Health

Non-Residential Use Permit #A-1907-89                             Commonwealth of Virginia County of Fairfax    08/18/89
                                                                  Office of Comprehensive Planning Zoning
                                                                  Administration Division

Mixed Beverage Restaurant - Z2 Hotel Permit #Z5 1032              Commonwealth of Virginia Department of        03/01/93 - 02/28/94
                                                                  Alcoholic Beverage Control

                      TYPE                                                      ISSUED BY                              TERM
                      ----                                                      ---------                              ----

Fullerton, California
---------------------

Transient Occupany Registration Certificate #69                   [City of Fullerton?]                          10/02/89

Seller's Permit #SR OHB 30-698330                                 California State Board of Equalization

Business Registration Certificate (Account #550011)               City of Fullerton                             01/07/93 - 09/01/93

Alcoholic Beverage License On-Sale General Eating Place           Department of Alcoholic Beverage Control      01/01/93 - 12/31/93
Permit #47-2545 11

Business Registration Certificate (Account #117001)               City of Fullerton                             11/18/92 - 10/01/93



Southfield, Michigan
--------------------

Special Tax Stamp (Control #1992143-311-036)                      Department of Treasury-Bureau of Alcohol,     07/01/92 - 06/30/93
                                                                  Tobacco and Firearms

Certificate of Boiler Inspection #767609                          Michigan Department of Labor, Bureau of       10/01/91 - 10/30/93
                                                                  Construction Codes Boiler Division

Certificate of Boiler Inspection #767610                          Michigan Department of Labor, Bureau of       10/01/91 - 10/30/93
                                                                  Construction Codes Boiler Division

                      TYPE                                                      ISSUED BY                              TERM
                      ----                                                      ---------                              ----
Certificate of Boiler Inspection #767611                          Michigan Department of Labor, Bureau of       10/01/91 - 10/30/93
                                                                  Construction Codes Boiler Division

Public Swimming Pool Permit #63-7070-1-93                         State of Michigan                             expires 12/31/93

Public Swimming Pool Permit #63-7070-2-93                         State of Michigan                             expires 12/31/93

Health Department Permit #63-004728                               State of Michigan                             expires 04/30/93

Business License #172                                             City of Southfield, Michigan                  06/08/93 - 12/31/93

Annual Elevator Permit #375514                                    Bureau of Construction Codes Elevator         expires 10/31/93
                                                                  Division

Annual Elevator Permit #375515                                    Bureau of Construction Codes Elevator         expires 10/31/93
                                                                  Division

Liquor License #BH RES 39303-93                                   State of Michigan, Liquor Control             05/01/93 - 04/30/94
                                                                  Commission

Liquor License #BH RES 39303-00 90                                State of Michigan, Liquor Control
                                                                  Commission

Additional Bar Permit #39303-01                                   Michigan Department of Commerce, Liquor       1992-1993
                                                                  Control Commission

                      TYPE                                                      ISSUED BY                              TERM
                      ----                                                      ---------                              ----
Additional Bar Permit #39303-02                                   Michigan Department of Commerce, Liquor       1992-1993
                                                                  Control Commission

Additional Bar Permit #39303-03                                   Michigan Department of Commerce, Liquor       1992-1993
                                                                  Control Commission

Additional Bar Permit #39303-04                                   Michigan Department of Commerce, Liquor       1992-1993
                                                                  Control Commission

Additional Bar Permit #39303-05                                   Michigan Department of Commerce, Liquor       1992-1993
                                                                  Control Commission

Livonia, Michigan
-----------------

Liquor License #BH RES 39304-93                                   State of Michigan, Liquor Control             05/01/93 - 04/30/94
                                                                  Commission

Restaurant Permit #92-3142                                        Office of the City Clerk, City of Livonia     03/17/93-11/30/93

Motel Permit #92-3250                                             Office of the City Clerk, City of Livonia     01/18/93 - 12/04/93

Health Department Permit #82-004549                               State of Michigan                             expires 04/30/93

Certificate of Occupany #32642                                    City of Livonia, Department of Public Works,  09/22/89
                                                                  Engineering/Inspection Division

                      TYPE                                                      ISSUED BY                              TERM
                      ----                                                      ---------                              ----
Special Tax Stamp Permit (Control #1992143-311-036)               Department of the Treasury-Bureau of          07/01/92 - 06/30/93
                                                                  Alcohol, Tobacco and Firearms

Certificate of Boiler Inspection #793009                          Michigan Department of Labor, Bureau of       05/22/92 - 05/22/94
                                                                  Construction Codes Boiler Division

Live Entertainment License Fee                                    American Society of Composers, Authors and     09/01/89 - 12/31/93
                                                                  Publishers

Public Swimming Pool Permit #82-6065-2-93                         State of Michigan                             expires 12/31/93

Public Swimming Pool Permit #82-6065-1-93                         State of Michigan                             expires 12/31/93

Annual Elevator Permit #358082                                    Bureau of Construction Codes Elevator         expires 12/31/92
                                                                  Division

Annual Elevator Permit #358081                                    Bureau of Construction Codes Elevator         expires 12/31/92
                                                                  Division


                                 SCHEDULE 6.10

                                  FF&E LEASES


1.   Dayton, Ohio: one (1) copier
     -------------

                   lease commenced:          3/89
                   lease expires:            3/95
                   annual payment:           $20,553

2.   Fairview, Virginia:        two (2) vans
     ------------------

                   lease commenced:          5/1/93
                   lease expires:            4/30/96
                   annual payment:           $23,880